Exhibit 10.1


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                                      LEASE

                         101 HUDSON LEASING ASSOCIATES,


                        a New Jersey general partnership

                                  ("LANDLORD")

                                       and



                     FRANKLIN CREDIT MANAGEMENT CORPORATION,

                             a Delaware corporation


                                   ("TENANT")

                         ______________________________
                                101 HUDSON STREET


                             JERSEY CITY, NEW JERSEY

                        --------------------------------



                         ______________________________
                       Greenbaum, Rowe, Smith & Davis LLP
                              99 Wood Avenue South
                          Woodbridge, New Jersey 07095
                         _______________________________




================================================================================

                                      LEASE

            THIS LEASE ("Lease") entered into as of July 27, 2005, between 101 HUDSON LEASING ASSOCIATES, a New Jersey general partnership, with an office at 101 Hudson Street, Suite 3602, Jersey City, New Jersey 07302 ("Landlord") and FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware corporation, with an office at 6 Harrison Street, New York, New York 10013 ("Tenant").


                          FUNDAMENTAL LEASE PROVISIONS

            Landlord shall lease the Premises to Tenant, and Tenant shall let the Premises from Landlord, pursuant to the following Fundamental Lease
Provisions:

Premises:                            (a) The entire twenty-fifth (25th) Floor
--------                             (containing approximately 33,866 gross
                                     rentable square feet of space and herein called the "25th Floor Premises") plus (b) a portion of the thirty-seventh (37th)
                                     Floor (containing approximately 6,856 gross rentable square feet of space and called the "37th Floor Premises") of the Building located at 101 Hudson Street, Jersey City,
                                     New Jersey, as shown on the plans of the 25th and 37th Floors of the Building attached hereto as Exhibits A -1 and A-2, excluding all vertical penetrations and any portion(s) of the 25th and/or 37th Floor(s) of the Building as to which this Lease may be partially terminated by mutual agreement of the parties and/or pursuant to Article
                                     25 or any other provision hereof.

Rentable Area of Premises:           Approximately 6,856 gross rentable square
-------------------------            feet of space from and after the Lease
                                     Commencement Date as to the 37th Floor
                                     Premises and a total of approximately
                                     40,722 gross rentable square feet of space from and after the Lease Commencement Date as to the 25th Floor Premises.

Lease Commencement Date:             (a) Upon delivery of possession of the 37th
-----------------------              Floor Premises, but in no event prior to
                                     September 1, 2005, as to the 37th Floor
                                     Premises; and (b) upon January 1, 2011, or such earlier date upon which the Lehman
                                     Lease of the 25th Floor Premises which is in effect on the date of this Lease may be terminated as to the 25th Floor Premises
                                     (from and after which termination date the Sublease identified herein shall be of no further force or effect), as to the 25th
                                     Floor Premises.

Initial Term:                        The period commencing on the Lease
------------                         Commencement Date with respect to each
                                     portion of the Premises and ending, unless otherwise terminated in accordance with the terms hereof, on the Initial Term
                                     Expiration Date.

Renewal Term:                        One period of five (5) years commencing on
------------                         the next day after the end of the Initial
                                     Term as more particularly provided in
                                     Section 2.4.

Base Rent Commencement Date:         (a) The next day after the end of four (4)
---------------------------          months following the Lease Commencement
                                     Date as to the 37th Floor Premises; and (b) the Lease Commencement Date as to the 25th
                                     Floor Premises.


Base Rent:                           (a) From the Base Rent Commencement Date as
---------                            to the 37th Floor Premises through December
                                     31, 2010, $198,824 per annum, to be paid in monthly installments each equal to
                                     $16,568.67; and (b) from January 1, 2011
                                     through and including the Initial Term
                                     Expiration Date, $1,377,692 per annum, to be paid in monthly installments each equal to $114,807.67. If the Lease Commencement
                                     Date as to the 25th Floor Premises occurs before January 1, 2011, Base Rent shall mean an amount equal to $1,180,938 per annum, to be paid in monthly installments each equal to $98,411.50 from the Lease
                                     Commencement Date as to the 25th Floor
                                     Premises through and until December 30,
                                     2010 and at the same per diem rate for
                                     December 31, 2010. (For any period prior to January 1, 2011, Base Rent shall be inclusive of, not in addition to, Tenant's
                                     25th Floor Proportionate Share of Operating
                                     Expenses and Taxes and Tenant's 25th Floor
                                     Common Area Proportionate Share of 25th
                                     Floor Common Area Costs that would
                                     otherwise be payable by Tenant pursuant to Sections 5.3 and 5.5 of this Lease.)


Additional Rent Commencement Date:   The Lease Commencement Date.
---------------------------------

Tenant's Proportionate Share:        (a) Zero and 56/100 (0.56%) percent until
----------------------------         December 31, 2010; and (b) Three and 35/100
                                     (3.35%) percent from and after January 1, 2011, subject to adjustment as provided in
                                     Section 1.2.81.

Permitted Use:                       General, executive and administrative
-------------                        offices, and uses ancillary thereto.

Security Deposit:                    One Hundred Thousand ($100,000) Dollars,
----------------                     Fifty

                                     Thousand ($50,000) Dollars of which shall be due on the execution of this Lease and the other Fifty Thousand ($50,000) Dollars of which shall be due on January 1, 2010.

Tenant Improvement Allowance:        The Construction Contribution by Landlord
----------------------------         to the cost of Tenant's Work in the 37th
                                     (and/or 25th) Floor Premises.

Tenant's NAICS Number:               523999.
--------------------

Tenant's Notice Address/Contact:     Franklin Credit Management Corporation
-------------------------------      6 Harrison Street
                                     New York, New York 10013
                                     Attention: John Collins, Esq.
                                               Title: General Counsel
                                     Telephone: 212-925-8745
                                     Facsimile: 212-966-4293

                                     with a copy to:

                                     Cole, Schotz, Meisel, Forman & Leonard
                                     25 Main Street
                                     Hackensack, New Jersey  07601
                                     Attention:  Gary M. Albrecht, Esq.
                                     Telephone: 201-525-6226
                                     Facsimile:  201-678-6226

Landlord's Notice Address/Contact:   101 Hudson Leasing Associates
---------------------------------    c/o  Mack-Cali Realty L.P.
                                     11 Commerce Drive
                                     Cranford, New Jersey 07016
                                     Attn: Executive Vice President of Leasing
                                     Telephone: 908-272-8000
                                     Facsimile:  908-497-0485

                                     with a copy to:

                                     Daniel J. Wagner, Esq.
                                     Vice President and Senior Associate General
                                     Counsel
                                     Mack-Cali Realty Acquisition Corp.
                                     11 Commerce Drive
                                     Cranford, New Jersey 07016
                                     Facsimile:  610-497-0485

                                     with a copy to:

                                     Martin E. Dollinger, Esq.
                                     Greenbaum, Rowe, Smith & Davis LLP
                                     Metro Corporate Campus One
                                     99 Wood Avenue
                                     South
                                     Woodbridge, New Jersey 07095
                                     Telephone:  732-549-5600
                                     Facsimile:  732-549-1881

                      1.    DEFINITIONS AND BASIC PROVISIONS.

            1.1 Fundamental Lease Provisions. The Fundamental Lease Provisions set forth above (the "Fundamental Lease Provisions") shall be read in conjunction with all other provisions of this Lease applicable thereto. Each reference in this Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the terms provided for under such provisions. If there is any conflict between any of the Fundamental Lease Provisions and any other provisions of this Lease, the latter shall control. The listing in the Fundamental Lease Provisions of monetary amounts payable by Tenant shall not be construed to be an exhaustive list of all monetary amounts payable by Tenant under this Lease.

            1.2 Definitions. In addition to other terms defined herein, the following terms shall have the meanings set forth herein unless the context otherwise requires:

            1.2.1 "AAA" shall mean the American Arbitration Association and its successors.

            1.2.2 "Additional Rent" shall mean Tenant's Proportionate Share of Operating Expenses and any and all other sums other than Base Rent due and payable by Tenant to Landlord under this Lease, including, but not limited to, Tenant's Floor Common Area Proportionate Share of Floor Common Area Costs (inclusive of the Management Fee).

            1.2.3 "Additional Rent Commencement Date" shall mean the Additional Rent Commencement Date as set forth in the Fundamental Lease Provisions.

            1.2.4   "Alterations" shall mean Alterations as defined in Section
12.1.

            1.2.5   "Applicable Laws" shall mean Applicable Laws as defined in
Section 35.3(a).

            1.2.6   Intentionally omitted.

            1.2.7 "Approved Contractors" shall mean those contractors selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld.

            1.2.8 "Bankruptcy Code" shall mean the Bankruptcy Code of 1978, as same may be amended.


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


            1.2.9 "Base Operating Expenses" shall mean for the Initial Term and any Renewal Term, the Operating Expenses for the Calendar Year 2006.

            1.2.10 "Base Rent" shall mean the Base Rent as set forth in the Fundamental Lease Provisions.

            1.2.11 "Base Rent Commencement Date" shall mean the Base Rent Commencement Date as defined in the Fundamental Lease Provisions.

            1.2.12 "Base Taxes" shall mean, for the Initial Term and any Renewal Term, an amount equal to Four and 25/100s ($4.25) Dollars multiplied by the rentable area of the Building (specified in Section 1.2.81).

            1.2.13 "Beneficial Occupancy Date" shall mean, with respect to each portion of the Premises, the Lease Commencement Date applicable to such portion of the Premises.

            1.2.14  "Broker" shall mean CUSHMAN & WAKEFIELD OF NEW JERSEY, INC.

            1.2.15 "Building" shall mean the building constructed by Landlord and Master Landlord on the Land, which building includes the Parking Garage. The Building shall have the street address 101 Hudson Street, Jersey City, New Jersey.

            1.2.16 "Building Lease" shall mean that certain Amended and Restated Lease dated December 29, 1989, between Master Landlord, as landlord, and Landlord, as tenant, pursuant to which Landlord has leased the Building for a period of approximately twenty-five (25) years, as same may be amended from time to time.

            1.2.17  "Business Hours" shall mean Business Hours as defined in
Section 8.3.

            1.2.18 "Calendar Year" shall mean each calendar year, commencing with the calendar year in which the Lease Commencement Date occurs, and each subsequent calendar year in which any part of the Term falls, through and including the calendar year in which the Term expires.

            1.2.19 "Change Order" shall mean Change Order as defined in Section 7.2(e).

            1.2.20 "Chilled Water" shall mean water that is delivered from the central cooling plant to the Premises for purposes of air conditioning.

            1.2.21 "Common Area" or "Common Areas" shall mean those areas of the Building, whether interior or exterior, open to the public, or all of the tenants of the Building and not leased to a particular tenant, including, but not limited to, the plaza and lobby of the Building and the Building manager's office, but excluding the Floor Common Areas.

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

            1.2.22 "Construction Contribution" shall mean a contribution by Landlord to the cost of Tenant's Work in the 37th Floor Premises (in lieu of any Landlord's Work in the 37th Floor Premises) or, at Tenant's option, the cost of any Tenant's Work that Tenant elects to perform in the 25th Floor Premises while the same are being sublet by Tenant pursuant to the Sublease, in an amount equal to $171,400 to be advanced to Tenant as provided in Section 7.5.

            1.2.23 "DEP" shall mean the New Jersey Department of Environmental Protection or any successor thereto.

            1.2.24 "Electrical Capacity" shall mean Electrical Capacity as defined in Section 8.7.

            1.2.25 "Electrical Equipment" shall mean Electrical Equipment as defined in Section 8.7.

            1.2.26 "Event of Default" shall mean an Event of Default as defined in Section 26.1.

            1.2.27 "Expiration Date" shall mean the Initial Term Expiration Date or the last day of the Renewal Term if the option to renew the Initial Term granted by Section 2.4 is duly exercised by Tenant.

            1.2.28 "Floor Common Area Proportionate Share" shall mean (a) one hundred (100%) percent with respect to the 25th Floor Premises and (b) twenty and 24/100 (20.24%) percent with respect to the 37th Floor Premises, unless and until this Lease is partially terminated as to a portion of the 25th or 37th Floor of the Building, after which the term shall mean a fraction, the numerator of which is the rentable area of the portion of the Premises located on the applicable floor and the denominator of which is the rentable area of the entire floor measured in a manner consistent with the manner in which the area of the Premises is measured.

            1.2.29 "Floor Common Areas" shall mean the Common Areas on the floor(s) of the Building on which the Premises are located and on the other floors of the Building above the lobby level available for lease to other tenants.

            1.2.30 "Floor Common Area Costs" shall mean the Operating Expenses related to the Floor Common Areas. (Operating Expenses of which Tenant shall pay Tenant's Proportionate Share for any billing period as provided in clause (a) of
Section 5.3 shall not include any Floor Common Area Costs of which Tenant shall pay Tenant's Floor Common Area Proportionate Share thereof for the same billing period as provided in clause (b) of Section 5.3, and vice versa; and in the event different allocations of Operating Expenses to Floor Common Area Costs are made for different billing periods, corresponding adjustments shall be made to the allocation of Base Operating Expenses to Floor Common Area Costs for the base period for purposes of determining the Operating Payment for such billing periods. Likewise, Floor Common Area Costs shall not include any costs of supplying electric current, ventilating, air conditioning and/or Chilled Water to any Floor Common Areas as provided in Subsection 5.2(A)(xxv) hereof.)

            1.2.31  "Force Majeure" shall mean Force Majeure as defined in
Section 41.6.

            1.2.32 "GAAP" shall mean generally accepted accounting principles consistently applied.

            1.2.33 "Generator" shall have the meaning set forth in Subsection 8.2(a)(iv).

            1.2.34 "Governmental Authorities" shall mean the United States, the State of New Jersey, Hudson County, the City of Jersey City and all political subdivisions thereof, and any agency, department, commission, board, bureau or instrumentality of any of them, now or hereafter having or claiming jurisdiction over the Premises.

            1.2.35 "Hazardous Materials" shall mean Hazardous Materials as defined in Section 35.9.

            1.2.36  "Holidays" shall mean Holidays as defined in Section 8.3.

            1.2.37  "HVAC" shall mean HVAC as defined in Section 8.1(vi).

            1.2.38 "Initial Term Expiration Date" shall mean 11:59 P.M. New York time, on December 31, 2013.

            1.2.39 "Insurance Requirements" shall mean Insurance Requirements as defined in Section 10.1.

            1.2.40 "ISRA" shall mean the Industrial Site Recovery Act, N.J.S.A. 13: 1K et seq, as the same may be amended from time to time.

            1.2.41 "Land" shall mean the parcel of land more particularly described in Exhibit A annexed hereto.

            1.2.42 "Landlord" shall mean 101 Hudson Leasing Associates, a New Jersey general partnership, its successors or assigns as more particularly provided in Section 41.14.

            1.2.43 "Landlord's Approval Criteria" shall mean Landlord's Approval Criteria as defined in Section 7.2(d).

            1.2.44 "Landlord's Restoration Work" shall mean Landlord's Restoration Work as defined in Section 24.2.

            1.2.45 "Landlord's Work" shall mean Landlord's Work (i.e., None as to the 25th Floor Premises and as described in Section 7.1 as to the 37th Floor Premises).

            1.2.46 "Lease Commencement Date" shall mean the Lease Commencement Date as defined in the Fundamental Lease Provisions.

            1.2.47 "Legal Requirements" shall mean Legal Requirements as defined in Section 10.1.

            1.2.48 "Lehman Lease" shall mean a Lease dated as of October 13, 1993 between Landlord as Landlord and Lehman Brothers Holdings Inc. as Tenant, as most recently amended by a Partial Surrender and Seventh Amendment of Lease dated as of November 17, 2004.

            1.2.49  "Loading Dock" shall mean the Loading Dock as defined in
Section 8.12.

            1.2.50  "Management Fee" shall mean Management Fee as defined in
Section 5.2 (A) (iii).

            1.2.51 "Master Landlord" shall mean 101 Hudson Urban Renewal Associates, a New Jersey limited partnership, and its successors and assigns.

            1.2.52 "Net Profits" shall mean Net Profits as defined in Section 20.5(b).

            1.2.53  "Notice" shall mean a Notice as defined in Section 32.1(b).

            1.2.54 "Operating Expenses" shall mean Operating Expenses as defined in Section 5.2(A).

            1.2.55 "Original or Initial Term" shall mean the Initial Term as defined in the Fundamental Lease Provisions.

            1.2.56  "Operating Statement" shall mean a statement as described in
Section 5.4 of amount(s) due as an Operating Payment on account of increases in Operating Expenses and Floor Common Area Costs as set forth in Section 5.3.

            1.2.57 "Parking Garage" shall mean that portion of the first (1st) through fifth (5th) floors of the Building utilized by Landlord as a parking garage.

            1.2.58 "Permitted Use" shall mean Permitted Use as defined in the Fundamental Lease Provisions.

            1.2.59 "Premises" shall mean the Premises as defined in the Fundamental Lease Provisions.

            1.2.60 "Prime Rate" shall mean the Prime Rate as defined in Section 6.1.

             1.2.61 "Related Entity" shall mean a Related Entity as defined in
Section 20.5(a).

            1.2.62  "Renewal Rental" shall mean the market rental value of the

Premises during the Renewal Term adjusted to reflect the continued determination of Base Operating Expenses and Base Taxes by reference to Calendar Year 2006 and the continued occupancy of the Demised Premises during the Renewal Term without any Landlord's Work or any so-called "free rent" or "rent concession" and determined as set forth in Section 2.4., or the Base Rent for the last year of the Initial Term, whichever is more.

            1.2.63 "Rentable Area of the Premises" shall mean approximately 6,856 gross rentable square feet of space from and after the Lease Commencement Date as to the 37th Floor Premises and a total of approximately 40,722 gross rentable square feet of space from and after the Lease Commencement Date as to the 25th Floor Premises.

            1.2.64 "Rent" shall mean Base Rent during the Initial Term and Renewal Rent during any Renewal Term plus all Additional Rent and other sums required to be paid by Tenant to Landlord under this Lease.

            1.2.65 "Sublease" shall mean the Sublease of the 25th Floor Premises dated as of March 4, 2005 between Lehman Brothers Holding Inc. as Sublandlord and Tenant as Subtenant for a term ending December 30, 2010.

            1.2.66 "Security Deposit" shall mean the Security Deposit held pursuant to Article 40 below.

            1.2.67 "Substantially Complete" shall mean, with respect to the work referred to, complete except for punch list and similar items which do not adversely affect Tenant's ability to occupy and use the Premises for the conduct of Tenant's business or, in the case of damage or destruction or condemnation, to perform Tenant's Restoration Work, and which shall be diligently completed by Landlord in a manner that does not interfere with or delay Tenant's Restoration Work. Substantial Completion of Landlord's Restoration Work by Landlord shall, for purposes of Articles 24 and 25 of this Lease with respect to any period of time before January 1, 2011, be deemed to be satisfied by Substantial Completion of any similar work by the sublandlord under the Sublease.

            1.2.68 "Successor Landlord" shall mean a Successor Landlord as defined in Section 21.3.

            1.2.69 "Superior Landlord" shall mean a Superior Landlord as defined in Section 21.1.

            1.2.70  "Superior Lease" shall mean a Superior Lease as defined in
Section 21.1.

            1.2.71 "Superior Mortgage" shall mean a Superior Mortgage as defined in Section 21.1.

            1.2.72 "Superior Mortgagee" shall mean a Superior Mortgagee as defined in Section 21.1.

            1.2.73 "Taxes" shall mean all real estate taxes and/or payments in lieu of real estate taxes and assessments, special or otherwise, levied or assessed upon the Land and/or the Building. (For the period from the date of this Lease through December 31, 2006, Taxes shall mean Fox Lance payments in lieu of real estate taxes estimated to be $3.39 per calendar year per square foot of Rentable Area of the Premises.) Should the State of New Jersey, or any political subdivision thereof, or any other Governmental Authority having jurisdiction over the Land and/or the Building (i) impose a tax, assessment, charge or fee, in substitution (whether in whole or in part) for such real estate taxes or payments in lieu of real estate taxes, or (ii) impose an income or franchise tax or a tax on rents in substitution (whether in whole or in part) for such real estate taxes, all such taxes, assessments, charges or fees shall be deemed to constitute Taxes hereunder. Prior to the inclusion of any state or Governmental Authority imposed tax assessments, charge or fee on the Land or Building, Landlord shall provide Tenant with reasonable evidence of such substitution or assessment in lieu of real estate taxes at the reasonable request of Tenant. Taxes shall not include any inheritance, estate, succession, transfer, gift, excise, franchise, net income or capital stock tax imposed against Landlord or penalites or interest imposed for late payment of Taxes.

            1.2.74  "Tax Statement" shall mean a statement as described in
Section 5.6 of amount(s) due as a Tax Payment as set forth in Section 5.5.

            1.2.75 "Tenant" shall mean Franklin Credit Management Corporation, and to the extent permitted under this Lease, its successors or assigns.

            1.2.76 "Tenant Criteria Manual" shall mean the Tenant Criteria Manual attached as Exhibit B (for purposes of which all references to "LCOR Asset Management, L.P." shall be deemed to mean Mack-Cali Realty, L.P., and all references to "Landlord's Work" shall be deemed to mean "None").

            1.2.77 "Tenant's Corridor Signs" shall mean Tenant's Corridor Signs as defined in Section 14.1.

            1.2.78 "Tenant's Furnishings" shall mean Tenant's Furnishings as defined in Section 7.4.

            1.2.79 "Tenant's Modifications" shall mean Tenant's Modifications as defined in Section 7.2(d).

            1.2.80  "Tenant's Plans" shall mean the Tenant's Plans as defined in
Section 7.2.

            1.2.81 "Tenant's Proportionate Share" shall mean a fraction, the numerator of which is the Rentable Area of the Premises (or of the 25th Floor Premises or the 37th Floor Premises, as the case may be), and the denominator of which is 1,214,870. As of the date of this Lease, Tenant's Proportionate Share is 0.56% ("Tenant's 37th Floor Proportionate Share"), which shall increase by 2.79% ("Tenant's 25th Floor Proportionate Share") to a total of 3.35% from and after the Lease Commencement Date as to the 37th Floor Premises. Tenant's Proportionate Share shall be adjusted as required from time to time to reflect any changes in the Rentable Area of the Premises agreed to by Landlord and Tenant and/or any changes in the square footage of the Building as a result of alterations performed by Landlord and/or any takings by eminent domain or condemnation.

            1.2.82  "Tenant's Work" shall mean Tenant's Work as defined in
Section 7.2(a).

            1.2.83 "Term" shall mean the Initial Term and, subject to compliance by Tenant with Section 2.4, any Renewal Term.

            1.2.84 "Utility Company" shall mean the Utility Company as defined in Section 8.8.

            1.2.85 "Year-End Statement" shall mean Year-End Statement as defined in Section 5.7.

                2.       LANDLORD'S AUTHORITY; PREMISES;
                            TERM; EARLY TERMINATION.

      2.1 Landlord is the sole tenant under the Building Lease, and Landlord represents that (a) it has full right and authority to lease the Premises to Tenant and to otherwise enter into this Lease on the terms and conditions set forth herein, and (b) as of the date of this Lease, no default or event of default has occurred and is continuing under the Building Lease, the Superior Lease or any Superior Mortgage. Landlord covenants and agrees to indemnify and hold Tenant harmless from and against any and all losses, damages and liabilities (including reasonable attorneys fees) which Tenant may suffer or incur as a result of any breach or default by Landlord under the Building Lease or under Section 41.10 of this Lease.

      2.2 Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, together with all improvements and appurtenances attached thereto or installed therein. Landlord's leasing of the Premises to Tenant shall also include the right of Tenant to the non-exclusive use of the Common Areas along with the other tenants of the Building in accordance with the Rules and Regulations annexed hereto as Exhibit C, and rights to five (5) parking spaces from and after the Lease Commencement Date for the 37th Floor Premises until the Lease Commencement Date for the 25th Floor Premises and twenty-nine (29) parking spaces thereafter as more particularly set forth in Section 16.1.

      2.3 The term of this Lease shall commence on the Lease Commencement Date and end, unless otherwise terminated pursuant to the terms hereof, on the Expiration Date. Landlord and Tenant acknowledge that Tenant has taken occupancy of the 25th Floor Premises before the date hereof pursuant to the Sublease for a term that expires on December 30, 2010, that until that date or any earlier termination of the Lehman Lease, the terms and conditions of the Sublease shall govern Tenant's occupancy of the 25th Floor Premises, and that after such date the terms and conditions of this Lease shall govern Tenant's occupancy of the 25th Floor Premises.

      2.4 Tenant is hereby granted one (1) option, exercisable by giving Notice to Landlord not fewer than twelve (12) months before the Initial Term Expiration Date, time being of the essence with respect to such Notice, to renew the Term for one (1) additional term of five (5) years (herein referred to as the "Renewal Term") commencing on the next day after the Initial

Term Expiration Date, provided no Event of Default has occurred and is continuing either at the time of the exercise of said option or at the commencement of the Renewal Term. In the event the Term is so renewed, Tenant shall continue to lease and occupy the Premises in their "as is" condition on the Initial Term Expiration Date, and shall pay to Landlord for the Premises during the Renewal Term Rent equal to the Renewal Rental plus all Additional Rent and other sums required to be paid by Tenant to Landlord under this Lease, the Renewal Rental to be determined as follows: At least eleven (11) months prior to the Expiration Date of the Initial Term, Landlord shall set forth in a Notice to Tenant its determination of the Renewal Rental for the Premises during the Renewal Term, and within thirty (30) days after receipt of Landlord's Notice Tenant shall by Notice to Landlord either accept or dispute Landlord's determination of the Renewal Rental. Tenant shall have no right to revoke its Notice of renewal regardless of whether it accepts or disputes Landlord's determination of the Renewal Rent or of the outcome of any such dispute. Should Tenant dispute Landlord's determination, the parties shall thereafter negotiate in good faith in an attempt to reach agreement upon such Renewal Rental for a period of thirty (30) days. If the parties are unable to reach agreement upon the Renewal Rental within said thirty (30) day negotiation period, Landlord shall within ten (10) days from the end of the negotiation period provide Tenant with a Notice stating the lowest Renewal Rental Landlord is willing to accept for the Premises during the Renewal Term, after which Tenant shall have a further period of ten (10) days within which to accept or to furnish to Landlord a Notice stating the highest Renewal Rental that Tenant is willing to pay for the Premises during the Renewal Term. If Landlord does not give Tenant Notice of its acceptance of Tenant's Renewal Rental within a third period of ten (10) days, the Renewal Rental shall be submitted to binding arbitration conducted in accordance with the procedures set forth in Article 36. Pending a determination by the arbitrators, Tenant will be liable to pay Rent for the Premises from and after the commencement of the Renewal Term at the lowest Renewal Rental acceptable to Landlord, subject to adjustment retroactively to the beginning of the Renewal Term once a majority of the arbitrators have made a determination.

                  3.      RENTABLE AREA OF THE PREMISES.

      3.1 For the purposes of this Lease, the Building (excluding the Parking Garage) contains approximately 1,214,870 gross rentable square feet of space and the Premises consist of approximately 40,722 gross rentable square feet of space on the 25th and 37th floors of the Building.

                  4.              BASE RENT.

      4.1 During the period beginning on the Base Rent Commencement Date applicable to the 37th Floor Premises through the Base Rent Commencement Date applicable to the 25th Floor Premises and thereafter through the Initial Term Expiration Date, Base Rent shall be payable for the Premises at the rates set forth in the Fundamental Lease Provisions for the appropriate period described therein. All payments of Base Rent shall be payable by Tenant, in United States dollars, in equal monthly installments as set forth in the Fundamental Lease Provisions, on or before the first day of each month, in advance, payable to Landlord or Landlord's agent at the first address to which Notices to Landlord are to be sent hereunder, or such other place as Landlord may from time to time designate by a Notice, without any prior demand therefor and without any deductions or setoff whatsoever except as otherwise herein specifically provided. At the option of Tenant, Tenant shall have the right to pay the Base Rent by wire remittance and Landlord shall furnish Tenant with the requisite account information for such purpose. If the Base Rent Commencement Date or the Expiration Date occurs on a day other than the first or last day, respectively, of a calendar month, then the Base Rent for the month in question shall be pro-rated on a per diem basis based on the number of days in the month in question.

                5.    ADDITIONAL RENT - OPERATING EXPENSES.

      5.1 In addition to paying the Base Rent specified in Article 4 hereof, Tenant shall, commencing on the Lease Commencement Date as to the 37th Floor Premises for the 37th Floor Premises and on January 1, 2011 for the 25th Floor Premises, respectively, and thereafter through the end of the Term, pay as Additional Rent, for each Calendar Year or portion thereof during the Term, (i) Tenant's Proportionate Share of increases, if any, in Operating Expenses and
(ii) Tenant's Proportionate Share of increases, if any, in Taxes, as hereinafter set forth in Sections 5.3 and 5.5. For any partial Calendar Year (as hereinafter defined), Tenant shall be obligated to pay a pro rata share of Tenant's Proportionate Share of increases, if any, in Operating Expenses and Taxes, based on the number of days of the Term falling within such Calendar Year as compared to 365 or 366 days, as may be contained in such Calendar Year.

      5.2 For the purposes of this Lease, the following terms shall have the following meanings:

            (A) "Operating Expenses" shall mean and include all reasonable expenses, costs and disbursements which Landlord shall pay or become obligated to pay because of or in connection with the management, operation, repair and maintenance of the Building or the Land, including, without limitation:

                  (i) Taxes;

                  (ii) Wages, salaries, disability benefits, pensions, contributions, hospitalization, retirement plans, all fringe benefits and group insurance and other expenses respecting employees of Landlord and Landlord's contractors and agents engaged in the operation, maintenance and repair of the Building (except with respect to the Parking Garage, as hereinafter provided) or the Land up to and including the grade of Building manager; uniforms and working clothes for such parties and the cleaning thereof; expenses imposed upon Landlord pursuant to any requirements of Governmental Authorities or any collective bargaining agreement with respect to such employees; worker's compensation insurance, payroll, social security, unemployment and other similar taxes with respect to such employees;

                  (iii) A management fee equal to that charged by independent third party property managers, but not in excess of three percent (3%) of the gross rent payable to Landlord under the leases of space in the Building (the "Management Fee")

                  (iv) Cost of all supplies and materials used in the operation, management, maintenance and repair of the Building including equipment or supplies used by the Building manager in the management or operation of the Building;

                  (v) Fuel and Chilled Water expenses for Common Area ventilating and air conditioning and any other utility expenses relating to the Common Areas;

                  (vi) Water and sewer rents or charges, however termed for the Building;

                  (vii) Cost of operation, maintenance, service and repair (including replacement parts) of the central chiller system installed by Landlord to provide ventilating, air conditioning and heating to the Premises, other tenantable areas and the Common Areas of the Building including the cost of electricity, make-up water and water treatment necessary to operate such central chiller system including cooling towers, chilled water pumps, heat exchangers and condenser water pumps;

                  (viii) Cost of operation, maintenance, service and repairs (including replacement parts) of heating, ventilating and air conditioning equipment installed by Landlord and located inside the on-floor heating, ventilating and air conditioning machinery rooms excluding therefrom any supplemental heating, ventilating and air conditioning equipment servicing the Premises and other rentable areas of the floor(s) of the Building;

                  (ix) Cost of all maintenance and service for the Common Areas and the equipment therein, including but not limited to, security, all Building elevators and elevator cab maintenance (whether or not such elevator services the Premises), lobby and interior and exterior plaza maintenance, lobby decoration and display, removal of snow, ice and debris, Common Area cleaning services, trash removal from Common Areas, Common Area landscape maintenance and interior and exterior window repairs (including replacement parts) and cleaning;

                  (x) The annual cost during the Term, as amortized without interest by Landlord over the useful life of the capital improvement, net of a reasonable salvage value, if any, for capital improvements for equipment (1) used in cleaning and maintenance and (2) providing Building services, which reduces any component cost included in Operating Expenses, provided, however, that the amount included in Operating Expenses in any Calendar Year under this Subsection 5.2(A)(x) shall not exceed the reduction in the component cost of Operating Expenses resulting from such capital improvements in such Calendar Year and provided further only if such equipment is purchased after the Lease Commencement Date;

                  (xi) Cost of any additional services or, to the extent permitted by GAAP, capital improvements provided by Landlord in order to comply with Legal Requirements enacted after the Lease Commencement Date and with respect to capital improvements, the cost shall be annualized over the useful life of such improvement without interest;

                  (xii) Fire, extended coverage, special extended coverage, terrorism, owner's protective, and other casualty coverage, boiler and machinery, sprinkler, apparatus, public liability and umbrella liability and property damage, rent or rental value and plate glass insurance and any other insurance which Landlord may reasonably deem necessary or which is required by the Master Landlord and/or any mortgagee of the Building and/or the Land and the deductible incurred under the aforesaid policies;

                  (xiii) Cost of repairs (including replacement parts) and maintenance of the exterior of the Building (including interior and exterior window repairs, replacement parts and cleaning) which are appropriate for the continued operation of the Building as a Class A office building but excluding repairs and general maintenance paid by the proceeds of insurance or by Tenant or other third parties;

                  (xiv) Rental (or depreciation) of equipment used in cleaning and maintenance;

                  (xv) Painting and decoration of non-tenant areas;

                  (xvi) Cost of maintenance, operation and inspection of any sprinkler system and alarm system;

                  (xvii) Cost of extermination service administered in the Building and general office areas of tenants (but not any kitchen, cafeteria or special food preparation areas) for rodent and pest control;

                  (xviii) Cost of any additional services that benefit Building tenants generally not provided to the Building at the commencement of the Term but thereafter provided by Landlord in order to comply with Legal Requirements (but excluding correction of existing violations, if any);

                  (xix) Cost of electricity for the operation of elevators, Building systems and the Building (not otherwise provided directly to or otherwise chargeable to tenants, but including certain convenience outlets on each floor of the Building) and for lighting of Common Areas;

                  (xx) Cost of natural gas for the Building not otherwise provided directly to or otherwise chargeable to tenants;

                  (xxi) Sales, excise and other taxes imposed upon the services, materials or expenses enumerated herein;

                  (xxii) Rental charges, including base rent and additional rent, for a reasonably-sized office located within the Building for the Building manager and his staff engaged in the operation of the Building and all the cost of all utilities consumed therein;

                  (xxiii) Cost of heat and hot water for the Building not otherwise provided directly to, or chargeable to, tenants; and

                  (xxiv) Such other actual and reasonable expenses, costs and disbursements paid or incurred by Landlord in the operation, maintenance and management of the Building as a Class A office building if such items are considered to be operating expenses under GAAP.

      "Operating Expenses" shall be deemed not to include the following:

                  (xxv) Cost of supplying electric current, ventilating, air conditioning and/or Chilled Water to rentable portions of the Building or to Floor Common Areas;

                  (xxvi) Real estate brokerage, leasing commissions, rental concessions and/or and takeover lease costs incurred by Landlord in connection with the leasing of the Building;

                  (xxvii) Wages, salaries or other compensation or benefits paid to (x) any persons above the grade of building manager, or (y) any employees of the operator of the Parking Garage;

                  (xxviii) Costs of repairs or replacements incurred by reason of fire or other casualty or by other insured occurrences or by the exercise of the right of eminent domain (except to the extent Landlord is not compensated therefor by reason of reasonable deductibles which are required by Landlord's insurer and/or serve to reduce the costs of Landlord's insurance referred to in (xii) above);

                  (xxix) Advertising and promotional expenditures incurred by Landlord for the Building;

                  (xxx) Legal fees incurred in disputes with tenants and other legal and auditing fees, other than legal and auditing fees incurred (except to the extent due to Landlord's willful or negligent misconduct)
      (x) in connection with the maintenance, management and operation of the Land and/or the Building or (y) in connection with the preparation of statements required pursuant to this Article 5 or (z) in connection with any assessment reduction challenge, appeal or other contest by Landlord to reduce Taxes or any other component of Operating Expenses;

                  (xxxi) Depreciation and amortization of the Building and capital expenditures for improvements to the Building, except that Operating Expenses shall include annual amortization of capital improvements to the extent provided in (x) or (xi) above;

                  (xxxii) Expenses for preparing, renovating or redecorating space to be occupied by tenants as part of their demised premises or for tenants renewing their leases;

                  (xxxiii) Any management fees or other costs associated with operation of the Parking Garage;

                  (xxxiv) Any rent or other payments under any ground or underlying lease;

                  (xxxv) Debt service on any mortgage encumbering the Land or Building and any financing costs with respect thereto;

                  (xxxvi) Any fee or expenditure paid to an affiliate of the Landlord, other than the Management Fee, but only to the extent such amounts exceeds the costs and expenditures which would be paid by landlords of comparable buildings to a similar entity not affiliated with Landlord for similar services;

                  (xxxvii) Items and services for which tenants reimburse Landlord, excluding their proportionate shares of Operating Expense, or pay directly to third parties or that Landlord provides selectively to one or more tenants of the Building other than Tenant without reimbursement;

                  (xxxviii) Costs incurred to remedy structural or other substantial defects in original construction materials or installations;

                  (xxxix) Costs incurred because the Landlord or another tenant violated the terms of any lease or Legal Requirement;

                  (xl) Costs incurred to test, survey, cleanup, contain, abate, remove, or otherwise remedy hazardous wastes or asbestos-containing materials from the Building and/or Land;

                  (xli) Costs of works of art and decorations;

                  (xlii) Excise, franchise, income, gains, transfer, inheritance or estate taxes imposed upon the income of Landlord;

                  (xliii) Costs with respect to a sale of the Building or the Land;

                  (xliv) Any costs and compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

                  (xlv) Costs incurred with respect to any specialty use in the Building which is operated by Landlord and is not available for use by Tenant or its employees;

                  (xlvi) Payment of damages, attorneys' fees and any other amounts to any person seeking recovery for negligence or other torts (including any tort claims relating to asbestos);

                  (xlvii) Damages and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents;

                  (xlviii) Costs incurred due to violations by Landlord, or by any other tenant of the Building, of the terms and conditions of a lease, and penalties or interest for late payment (unless such penalties or interest result from Tenant's late payment of Rent);

                  (xlix) Landlord's general corporate overhead, including without limitation, Landlord's accounting and the preparation of Landlord's income tax or informational returns;

                  (l) Cost of the services set forth in Section 8.2, which are provided to the Premises and the cost of similar services provided to rentable portions of the Building; and

                  (li) Any other costs or expenses not specifically described above which are not considered operating expenses under GAAP.

            (B) In computing Operating Expenses, Landlord shall include only those actual and reasonable expenses, costs and disbursements which Landlord has paid or become obligated to pay because of or in connection with the management, operation, repair and maintenance of the Building and/or the Land, in a manner consistent with the standards of Class A office buildings, all of which shall be subject to the foregoing exclusions from Operating Expenses set forth in Section 5.2(A). There shall be credited as a deduction to Operating Expenses all amounts collected from specific tenants of the Building to the extent the amount billed to such tenant and subsequently collected were included in Operating Expenses. Operating Expenses shall be net only and for that purpose shall be deemed reduced by the amount of all reimbursements, recoupments, payments, discounts, credits, reductions, allowances or the like actually received by Landlord in connection with Operating Expenses; provided, however, that Landlord shall include in Operating Expenses the reasonable costs and expenses, if any, incurred by Landlord in obtaining such reimbursements, recoupments, payments, discounts, credits, reductions, allowances or the like; provided, however, Landlord shall have no obligation to take any action to receive such reimbursement, recoupment, payment, discount, credit, reduction, allowance or the like.

            (C) In the event the Building is not at least ninety-five (95%) percent occupied by tenants during all or any portion of a Calendar Year during the Term (or, for purposes of determining Base Operating Expenses and Base Taxes, during Calendar Year 2006), then Landlord shall make appropriate adjustments in the cost of those components of Operating Expenses which vary with the occupancy level of the Building, to reflect the Operating Expenses which would have been paid or incurred by Landlord for such Calendar Year or portion thereof commencing January 1, 2006 had the Building been at least ninety-five (95%) percent occupied by tenants during such Calendar Year or portion thereof.

      5.3 If the Operating Expenses for any Calendar Year (any part or all of which falls after the Lease Commencement Date and within the Term) shall be greater than the Base Operating Expenses for the corresponding base period, then Tenant shall pay, as Additional Rent for such Calendar Year (or portion thereof that is included in the Term), (a) Tenant's Proportionate Share of the increase in Operating Expenses (exclusive of Floor Common Area Costs) for such Calendar Year (or portion thereof which falls after the Lease Commencement Date and within the Term) over Base Operating Expenses (exclusive of Floor Common Area Costs) for the corresponding period, plus (b) Tenant's Floor Common Area Proportionate Share of the increase in Floor Common Area Costs for the floor(s) of the Building on which the Premises are located for such Calendar Year (or portion thereof) over the Floor Common Area Costs for the base period Calendar Year (or corresponding portion thereof) used for determining Base Operating Expenses (collectively, the "Operating Payment") as hereinafter provided.

      5.4 On the first day of the month following the furnishing to Tenant of a statement of amount due from Tenant as an Operating Payment pursuant to
Section 5.3 (an "Operating Statement"), but in no event less than thirty (30) days after the furnishing of such Operating Statement, Tenant shall pay to Landlord a sum equal to 1/12th of the Operating Payment shown thereon to be due for the preceding Calendar Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Calendar Year in which such Operating Statement is delivered, less Operating Payments theretofore made by Tenant for such Calendar Year and thereafter, commencing with the then current monthly installment of Base Rent and continuing monthly thereafter until rendition of the next succeeding Operating Statement, Tenant shall pay on account of the Operating Payment for such Calendar Year an amount equal to one-twelfth (1/12th) of the Operating Payment shown thereon to be due for the preceding Calendar Year. Any Operating Payment shall be collectible by Landlord in the same manner as Base Rent.

      5.5 If the Taxes payable for any Calendar Year (any part or all of which falls after the Lease Commencement Date and within the Term) shall represent an increase above the Base Taxes, then Tenant shall pay as Additional Rent for such Calendar Year and continuing thereafter until a new Tax Statement is rendered to Tenant, a payment (the "Tax Payment") equal to Tenant's Proportionate Share of such increase as shown on the Tax Statement with respect to such Calendar Year (or portion thereof).

      5.6 Except as expressly provided in this Lease, at any time during or after the Term, Landlord may render to Tenant a statement of amount due from Tenant as a Tax Payment pursuant to Section 5.5 (a "Tax Statement") showing (i) a comparison of the actual or estimated Taxes for the Calendar Year with the Base Taxes and (ii) the amount of the Tax Payment resulting from such comparison. On the first day of the month following the furnishing to Tenant of a Tax Statement, but in no event less than thirty (30) days after the furnishing of such Tax Statement, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the Tax Payment shown thereon to be due for such Calendar Year multiplied by the number of months of the Term then elapsed since the commencement of such Calendar Year. Tenant shall continue to pay to Landlord a sum equal to one-twelfth (1/12th) of the Tax Payment shown on such Tax Statement on the first day of each succeeding month until the first day of the month following the month in which Landlord shall deliver to Tenant a new Tax Statement. If Landlord furnishes a Tax Statement for a new Calendar Year subsequent to the commencement thereof, promptly after the new Tax Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Calendar Year was greater or less than the installments of the Tax Payment for the current tax year in accordance with the Tax Statement, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (b) if there shall have been an overpayment, Landlord shall, at its option, credit the amount thereof against the next monthly installments of the Rent payable under this Lease or pay such amount to Tenant within thirty (30) days of Landlord's delivery of the Year-End Statement or Tax Statement. Tax Payments shall be collectible by Landlord in the same manner as Base Rent. Except as otherwise provided in this Article 5, Landlord's failure to render a Tax Statement shall not prejudice Landlord's right to render a Tax Statement during or with respect to any subsequent Calendar Year, and shall not eliminate or reduce Tenant's obligation to make Tax Payments for such Calendar Year. Notwithstanding anything herein to the contrary, if Landlord fails to deliver a Year-End Statement or Tax Statement with respect to Taxes within twenty-four (24) months after the end of a Calendar Year, Landlord may not thereafter issue a Tax Statement or Year-End Statement for such Calendar Year.

      5.7 Within one hundred twenty (120) days after the end of each Calendar Year, Landlord shall provide Tenant with a statement (the "Year-End Statement"), certified by Landlord and setting forth in reasonable detail for said Calendar Year the Operating Expenses and Taxes. Each Year-End Statement shall be accompanied by a detailed computation of Operating Expenses and Tenant's Tax Payment and Operating Payment for said Calendar Year and copies of all relevant Tax bills for said Calendar Year. Within thirty (30) days after Tenant's receipt of any Year-End Statement, Tenant shall pay Landlord any deficiency, or receive a credit from Landlord for any excess against any ensuing payments of Rent hereunder, in either case, between the amount due pursuant to the Year-End Statement and the amount paid pursuant to the Operating Statement or Tax Statement or applicable statement, except that if such Year End Statement is rendered after the end of the Term, Landlord shall make a payment to Tenant equal to any excess (or any accrued but unpaid credit due Tenant) within thirty
(30) days of Landlord's delivery of the Year-End Statement.

      5.8 In rendering each Year-End Statement or Tax Statement, Landlord shall reflect any reduction in Taxes (resulting from an assessment reduction challenge or otherwise) received by Landlord prior to the preparation of the Year-End Statement or Tax Statement (net of the costs (including reasonable attorneys' fees) incurred by Landlord in connection therewith and not included in Operating Expenses) and, if any such reduction in Taxes is received by Landlord thereafter, even after the end of the Term, Landlord, within sixty (60) days of its receipt of such reduction, shall, at Landlord's option, credit Tenant against any ensuing payments of Rent hereunder or pay such amount to Tenant, or, if such reduction in Taxes is received by Landlord after the end of the Term, make a payment to Tenant equal to, Tenant's Proportionate Share of such reduction (or of any accrued but unpaid credit due Tenant), with respect to which Tenant paid increases, (net of the actual out-of-pocket costs (including reasonable attorneys' fees) incurred by Landlord in connection therewith and not included in Operating Expenses). Prior to making any such credit or payment, as the case may be, to Tenant, Landlord shall deduct therefrom any amounts of Base Rent, Additional Rent or other sums which are due and owing by Tenant to Landlord hereunder.

      5.9 Landlord shall keep, for a period of three (3) years after any Year-End Statement required under this Article 5 is delivered to Tenant, either at the Building or at Landlord's offices c/o Mack-Cali Realty, L.P. at 11 Commerce Drive in Cranford, New Jersey records in reasonable detail of the Operating Expenses and Taxes for the period covered by such statement, and Landlord shall permit Tenant or Tenant's independent certified public accounting firm, at Tenant's expense, within the aforesaid three (3) year period, to examine, copy and audit such records during business hours at reasonable times following reasonable Notice at the office where Landlord is keeping such records. After the expiration of the aforesaid three (3) year period, Landlord shall have no obligation to retain such records.

      5.10 Each Year-End Statement shall be conclusive and binding upon Tenant unless within two hundred forty (240) days after its receipt of any such statement Tenant shall, by Notice to Landlord, dispute the correctness of said statement. If Tenant fails to send the aforesaid Notice within two hundred forty
(240) days after its receipt of the Year-End Statement, Tenant shall be conclusively deemed to have accepted such Year-End Statement and waived any right to dispute such Year-End Statement or audit Landlord's records pertaining thereto. Any such Notice shall set forth in reasonable detail to the extent practicable the basis of such dispute. Landlord shall grant Tenant or its representative (not working for a contingency fee) access to Operating Expense records in order to audit the same for a period of sixty (60) days after receipt of any such Notice. Any such dispute that is not settled by Landlord and Tenant within sixty (60) days after the delivery of such Notice, or such longer period to which they may mutually agree, may, at the option of either party, be submitted to arbitration in accordance with Article 36 of this Lease. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Operating Payments and Tax Payments in accordance with the applicable Year-End Statement, and such payment shall be without prejudice to Tenant's position. Tenant shall pay to Landlord any unpaid amounts within thirty (30) days after the resolution of any dispute regarding same. In the event that it is determined that Tenant made an overpayment, Landlord shall, at its option, either credit the amount of the overpayment to the next payments of Rent payable by Tenant or pay such amount to Tenant within thirty (30) days after resolution of such dispute, or if the determination is made in the last Lease Year of the Term, the amount of overpayment shall be paid by Landlord to Tenant within thirty (30) days of the resolution of the dispute. The provisions of this
Section 5.13 shall survive the expiration or earlier termination of this Lease.

      5.11 Landlord shall have the right at any time (except as provided by the last sentence of Section 5.12 or this Section 5.11) after the delivery of any Year-End Statement to Tenant to render revised Year-End Statements to Tenant reflecting any adjustment in Operating Payments and Tax Payments. Within thirty
(30) days after Tenant's receipt of any revised Year-End Statement, Tenant shall pay Landlord any deficiency, or receive from Landlord a credit for any excess previously paid by Tenant against any ensuing Rent payments hereunder or, if a Year End Statement is rendered after the end of the Term, a payment in such amount, in either case, equal to the difference between the amount due pursuant to the revised Year-End Statement and the amount previously paid by Tenant under the Year-End Statement to which such revised Year-End Statement pertains. Each such revised Year-End Statement shall be conclusive and binding upon Tenant unless within two hundred and forty (240) after its receipt of any such revised statements Tenant shall, by Notice to Landlord, dispute the correctness of said revised statement. If Tenant fails to send the aforesaid Notice within two hundred and forty (240) days after its receipt of the revised Year-End Statement, Tenant shall be conclusively deemed to have accepted such revised Year-End Statement and waived any right to dispute such revised Year-End Statement or audit Landlord's records pertaining thereto. Any such Notice shall set forth in reasonable detail to the extent practicable the basis of such dispute. Landlord shall grant Tenant or its representative (not working for a contingent fee) access to Operating Expense records in order to audit the same for a period of sixty (60) days after receipt of any such Notice. Any such dispute that is not settled by Landlord and Tenant within sixty (60) days after the delivery of such Notice, or such longer period to which they may mutually agree, may, at the option of either party, be submitted to arbitration in accordance with Article 36 of this Lease. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Operating Payments and Tax Payments in accordance with the applicable revised Year-End Statement, and such payment shall be without prejudice to Tenant's position. Tenant shall pay to Landlord any unpaid amounts within thirty (30) days after the resolution of any dispute regarding same. In the event that it is determined that Tenant made an overpayment, Landlord shall either credit the amount of the overpayment to the next payments of Rent payable by Tenant or, at Landlord's option, pay such amount to Tenant within thirty (30) days of the resolution of dispute, or if the determination is made in the last Lease Year of the Term, the amount of overpayment shall be paid by Landlord to Tenant within twenty-four (24) days of the resolution of the dispute. Notwithstanding anything herein to the contrary, Landlord may not deliver a revised Year-End Statement more than twenty-four (24) months after the Calendar Year to which it pertains (except to the extent such revised Year-End Statement reflects a reduction in Taxes, in which case no such time limit shall apply). The provisions of this Section 5.14 shall survive the expiration or earlier termination of this Lease.

      5.12 Landlord's failure to render a Year-End Statement during or with respect to any Calendar Year in question shall not prejudice Landlord's right to render a Year-End Statement during or with respect to any subsequent Calendar Year, and shall not eliminate or reduce Tenant's obligation to make payments of the Operating Payment pursuant to this Article for such Calendar Year. Notwithstanding anything herein to the contrary, if Landlord fails to deliver a Year End Statement or an Operating Statement with respect to a particular Calendar Year within twenty four (24) months of the end of a particular Calendar Year, Landlord may not thereafter issue a Year End Statement or Operating Statement for such Calendar Year.

      5.13 Each and every payment required under this Article 5, as well as any other amounts which are owed by Tenant to Landlord under this Lease, whether requiring lump sum payments or constituting projected monthly amounts in addition to the Base Rent, shall for all purposes be treated and considered as Additional Rent. The failure of Tenant to pay such Additional Rent as and when due shall have the same effect as failure to pay any installment of Base Rent and shall afford Landlord all remedies provided in this Lease therefor. Where there is no specific time period or date stated herein when an item of Additional Rent is due, such Additional Rent shall be payable within ten (10) Business Days after demand.

      5.14 Both Tenant's obligation for payment of Additional Rent for any period during the Term of this Lease and Landlord's obligation to refund excess payments on account of Additional Rent for any period during the Term of this Lease shall survive the expiration or any sooner termination of the Lease, subject, however, to the provisions of Section 5.11 and 5.12 hereof.

                6.        LATE CHARGES, INTEREST AND EXPENSES.

      6.1 Any installment of Base Rent or Additional Rent hereunder that is not paid within 10 days after the date when due hereunder (or after Notice to the extent Notice of such nonpayment is required herein) more than once in any twelve (12) month period shall accrue a late charge ("Late Charge") to defray the cost(s) to Landlord of handling such late payment equal to four (4%) percent of the amount of the late payment and shall also bear interest from the eleventh
(11th) day after the due date until paid at the rate of three percent (3%) over the then "Prime Rate" as published in The Wall Street Journal or The New York Times for ninety (90) day unsecured loans to major corporate borrowers (unless such rate is usurious as applied to Tenant, in which case the highest rate permitted by law shall apply) (the "Prime Rate"). In the event the Prime Rate is no longer the reference rate for ninety (90) day unsecured loans to major corporate borrowers, the replacement or successor reference rate to the Prime Rate shall be used in determining the interest to be paid by Tenant pursuant to this Section.

      6.2 In the event at any time during the term of this Lease, Landlord expends any sums on behalf of Tenant pursuant to the provisions of this Lease, the payment of which are the sole responsibility of Tenant, provided that, except in an emergency (including without limitation, to correct an emergent condition that is a violation of Applicable Laws or a Superior Mortgage), Tenant receives prior notice of the expenditure of such funds by Landlord and the opportunity itself to make the payments, Landlord shall be entitled to receive from Tenant, as Tenant agrees to pay, in addition to such sums, interest thereon calculated at the Prime Rate from the date Landlord expends such sums until same are repaid to Landlord.

                 7.         COMPLETION OF THE PREMISES.

      7.1 Tenant is accepting (a) the 37th Floor Premises on the Lease Commencement Date as to said Premises in "as is" but "broom clean" condition with existing lighting, sprinkler and HVAC systems in working good order on said date for general office uses but not necessarily adequate for Tenant's specific intended use of the Premises beyond general office uses, and (b) the 25th Floor Premises on the Lease Commencement Date as to said Premises in "as is" condition on that date without any Landlord's Work required to be performed by Landlord on or before that date.

      7.2 (a) For the purposes of this Lease, the term "Tenant's Work" shall mean the work, installations, improvements and equipment described in Tenant's Plans, if any, for the 37th Floor Premises and/or, at Tenant's option, work, installations, improvements and equipment, if any, described in Tenant's Plans (which have already been approved) for the 25th Floor Premises (while the same are being sublet by Tenant pursuant to the Sublease) for which Tenant intends to request advances of the Construction Contribution pursuant to Section 7.5. Tenant's Work shall be performed, subject to the provisions of this Article 7 and in accordance with Tenant's Plans, which plans shall be subject to Landlord's approval, as modified by Change Orders reasonably approved by Landlord pursuant to Section 7.2(e), which approval shall not be unreasonably withheld or delayed (and Tenant's Work in the 25th Floor Premises for which Tenant does not request advances of the Construction Contribution pursuant to
Section 7.5 shall be performed subject to and in accordance with the provisions of the Sublease). Tenant shall not be required to perform any Tenant's Work as a condition of the obligations of Landlord under this Lease, and performance of Tenant's Work, if any, shall be at Tenant's option.

           (b) Tenant shall be responsible for all fees, costs and expenses associated with Tenant's Work including but not limited to all costs associated with the architectural and engineering plans required for Tenant's Work. Tenant shall also be responsible for insuring that Tenant's Plans comply with all federal, state and local fire safety and life safety codes.

           (c) Landlord will allow Tenant reasonable access to Building risers for (i) installation of and/or maintenance at Tenant's sole cost of one (1) 4" conduit for telecommunications lines between the 25th and 37th Floor Premises and/or (ii) the maintenance of any conduit previously installed (pursuant to the provisions of the Sublease) for telecommunications lines between the 25th and 37th Floor Premises and/or for cabling to connect the 25th Floor and the 37th Floor Premises to the Generator referred to in Subsection 8.2(a)(iv). Otherwise, Tenant may not connect into any portion of the Building located outside of the Premises or to any pipes, shafts or conduits outside of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

           (d) If Tenant desires to perform Tenant's Work, Tenant shall prepare at Tenant's expense for Landlord's approval complete drawings (including, to the extent applicable, sprinkler, HVAC, electrical, plumbing, telephone, reflected ceiling and partition plans) required by Section 7 of the Tenant Criteria Manual for Tenant's Work ("Tenant's Plans"). For purposes of this Lease, "Landlord's Approval Criteria" shall refer to whether work or a change in work proposed to be performed by Tenant may adversely affect the structure or systems of the Building or do not comply with all Legal Requirements, Insurance Requirements or any provision of this Lease, including but not limited to, the provisions of the Tenant Criteria Manual. For purposes of this Lease, "Tenant's Modifications" shall refer to revisions or modifications to Tenant's Plans requested by Landlord in order that same shall comply with Landlord's Approval Criteria. Within seven (7) days following Tenant's receipt of the Tenant's Modifications, Tenant shall revise Tenant's Plans and submit Tenant's Modifications to Landlord for Landlord's approval. Within seven (7) days following receipt by Landlord of such Tenant's Modifications, Landlord shall give its written approval thereto or shall request further revisions or modifications therein (but relating only to the extent that Tenant's Modifications fail to comply with Landlord's Approval Criteria). The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Tenant's Modifications. Within seven
(7) days after Landlord has given its written approval of Tenant's Plans, as modified by Tenant's Modifications, Tenant shall transmit to Landlord six (6) copies (and one CAD version) of final Tenant's Plans which incorporate Tenant's Modifications.

           (e) In the event Tenant wishes to direct any material change order or other modification to Tenant's Plans (collectively, "Change Order"), Tenant shall submit a Change Order to Landlord for Landlord's review and approval which approval shall not be unreasonably withheld or delayed unless such Change Order
(i) is structural in nature; (ii) materially affects any Building system; (iii) affects any portion of the Building outside of the Premises or the core of the Building or includes changes visible from outside of the Building. Within five
(5) business days after Landlord's receipt of any Change Order, Landlord (i) shall give its approval thereto, or (ii) Landlord shall request revisions or modifications to such Change

Order. Within two (2) business days following Landlord's request, Tenant shall revise the Change Order and submit such revisions or modifications to Landlord for Landlord's approval. Within two (2) business days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval thereto or shall request further revisions or modifications. The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Change Order. Tenant shall not institute any Change Order until same is approved by Landlord.

           (f) For construction of Tenant's Work, Tenant shall retain NOVA CONSTRUCTION COMPANY or another general contractor approved by Landlord to construct Tenant's Work in a good and workmanlike manner. In the event Landlord reasonably determines that the employment of Tenant's general contractor may, or during the course of Tenant's prosecution of Tenant's Work does, interfere with construction performed by, or cause any conflict or labor dispute with, any other contractor, subcontractor or other party engaged in the construction, maintenance or operation of the Building or the Premises, Landlord shall have the right to require the replacement of Tenant's general contractor with another contractor selected by Tenant and approved by Landlord. Landlord may designate competitively priced subcontractors for installation of life safety and other critical systems, and may reasonably disapprove any contractors and subcontractors for cause or if such contractors or subcontractors are or become known to be a cause of a labor dispute relating to the Building or the Premises or in the event any such Approved Contractor changes its nature or method of operation to an extent which is reasonably determined by Landlord to be inconsistent with the then standards of the Building.

      7.3 (a) Possession of the Premises shall be delivered to Tenant on the Lease Commencement Date, which shall be deemed the Beneficial Occupancy Date for purposes of this Lease. To the extent that Tenant is already legally in possession of the Premises on the day immediately preceding the Lease Commencement Date, Tenant shall be entitled to remain in possession of the Premises pursuant to this Lease.

            (b) There shall be no charge for scheduled use of the Building's freight elevator for construction of Tenant's Work during Business Hours. Tenant shall pay Landlord as Additional Rent Landlord's actual out-of-pocket costs for freight elevator use outside of Business Hours.

            (c) Tenant shall pay Landlord as Additional Rent a fee for supervision of Tenant's Work equal to three (3%) percent of the costs of such work.

      7.4 Commencing on or, to the extent permissible under the Sublease, before the Lease Commencement Date and provided Tenant has complied with the provisions of Section 7.2, Tenant shall be permitted to enter upon the Premises and may perform Tenant's Work and may bring and install into the Premises installations, furniture and equipment necessary for Tenant's occupancy of the Premises ("Tenant's Furnishings"). Tenant shall perform such delivery and installation in a manner as to not unreasonably interfere with Landlord's performance and completion of any other work Landlord is performing in the Building; provided, however, that at all times the performance and completion of any work being performed by Landlord (and Landlord's requirements for access to the Building in connection with the performance and completion of such work by Landlord) shall take precedence over the delivery and installation of Tenant's Work and Tenant's Furnishings. Tenant shall access the Premises for the delivery and installation of Tenant's Work and Tenant's Furnishings by way of the Building freight elevators only, and Tenant shall not be permitted to use the passenger elevators for the delivery to or removal from the Premises of any Tenant's Furnishings or for any material or supplies necessary to construct Tenant's Work. Except as provided in Section 7.3(b), Tenant's use of the freight elevators or any hoist shall be on a non-exclusive basis and Tenant shall pay for Landlord's providing any such freight elevator (if provided after Business Hours or if, by work rules effecting the Building, said elevator must be manned) or hoist service, at Landlord's standard rate therefor as Additional Rent, within ten (10) business days after Tenant's receipt of a bill therefor. Use of the freight elevators shall be supplied to Tenant only upon twenty-four (24) hours Notice to Landlord provided such use does not interfere with the performance of any work being performed by Landlord. Landlord reserves the right to reasonably restrict and regulate the types and amounts of equipment and installations which may be transported to and from the Premises by means of the freight elevators. Any such equipment or installations which exceeds the manufacturer's specifications for such freight elevators shall not be transported by means of the freight elevators but shall be delivered to and removed from the Premises by Tenant at Tenant's expense by a material hoist or hoists maintained by Tenant in accordance with all Legal Requirements and Insurance Requirements.

      7.5 Landlord shall advance the Construction Contribution to Tenant monthly as Tenant's Work in the 37th Floor and/or 25th Floor Premises progresses based upon the incremental percentage of completion thereof within ten (10) days after presentation to Landlord of invoices for the direct and indirect (not to exceed 15% of the total) costs thereof together with lien waivers or receipts for payment from all contractors and/or suppliers of the costs of the completed portions of the Tenant's Work for which reimbursement is requested.

          8.       LANDLORD'S OBLIGATIONS - UTILITIES AND SERVICES.

      8.1 Landlord shall furnish the following services commencing on the Lease Commencement Date (without any cost or charge to Tenant in addition to Base Rent other than the Operating Payment and charges for (sub)metered Chilled Water, hot water and electricity usage as provided in Sections 8.6 and 8.8):

            (i) Cleaning services and exterior window washing for the Common Areas including any lavatory facilities located therein, the Building exterior and the Land in accordance with the Building cleaning specifications annexed hereto as Exhibit G and cleaning services to the Floor Common Areas and Premises in accordance with the cleaning specifications annexed hereto as Exhibit H;

            (ii) Sewer service and an adequate quantity of hot and cold water for cleaning and drinking purposes supplied to the lavatories on the floor on which the Premises are located;

            (iii) Maintenance service to the Building and the Land, so that the same shall be kept in good order and repair and shall be kept reasonably free from debris, snow and ice;

            (iv) Passenger elevator service during Business Hours (as hereinafter defined) and at least one passenger elevator at all other times;

            (v) Freight elevator service in common with other tenants of the Building during Business Hours, and, subject to Section 8.5 below, after Business Hours;

            (vi) Air conditioning, ventilation and heating ("HVAC") to the Common Areas and Chilled Water and hot water for heating, ventilating and air conditioning purposes at the perimeter of the Premises in accordance with the specifications set forth in Section 8.10 of the Tenant Criteria Manual. Landlord has previously installed a central chiller and heating system for the Building and valve connections to the perimeter of the Premises. Hot water for heating and Chilled Water shall be available to the Premises 24 hours a day, 365 (or
366) days a year. The costs of providing Chilled Water and hot water to the Common Areas (other than Floor Common Areas) shall be deemed a component of Operating Expenses and Tenant shall pay Tenant's Proportionate Share thereof in accordance with Article 5. Tenant shall pay the costs of Chilled Water and hot water for heating that shall be supplied to the Premises and Floor Common Areas by Landlord in accordance with Section 8.6. The costs of operation, maintenance, service and repair (including replacement parts) of the central chiller and heating system for the Building operated by Landlord shall be deemed components of Operating Expenses and Tenant shall pay Tenant's Proportionate Share thereof subject to and in accordance with Article 5. Tenant shall be responsible, at its sole expense, for the design and installation of any modifications to the existing HVAC systems that serve and are located within the Premises necessitated by the nature, layout or use of the Premises, the placement of computers or other equipment in the Premises and/or the number of Tenant's employees located within the Premises; and Tenant shall pay for all electricity and Chilled Water and hot water used in connection with the operation of such HVAC systems in accordance with Sections 8.6 and 8.8. Landlord shall maintain and repair Tenant's air conditioning system in accordance with Section 11.2(b).

            (vii)  Lighting and electricity to the Common Areas; and

            (viii) A security program with respect to ingress to and egress from the Building and the Common Areas.

      8.2   (a)   In addition to the services to be furnished or caused to be furnished by Landlord in accordance with Section 8.1, Landlord, at Tenant's expense and request, shall furnish or cause to be furnished the following additional services while Tenant is occupying the Premises and so long as no Event of Default shall have occurred and then be continuing:

            (i) Extermination service administered to any kitchen, cafeteria or special food preparation areas on a regular basis, as reasonably determined by Landlord, for rodent and pest control or, in the event of infestation caused by or resulting from such areas, as the same may be required, as reasonably determined by Landlord, to eliminate such infestation;

            (ii) Relamping of lighting fixtures within the Premises and replacement of diffusers and ballasts;

            (iii) Installation and/or replacement of locks within the Premises and the supplying of keys therefor; and

            (iv) Subject to Section 8.10 hereof, one hundred (100) KW of back-up emergency generator ("Generator") capacity of which not more than fifteen (15) KW of Generator capacity shall be allocated to the 37th Floor Premises (for standby and usage charges to be determined prior to the Lease Commencement Date based on fair market value of similar service in comparable buildings in the vicinity of the Building, and with any dispute to be determined by a process similar to that for resolving any dispute with respect to Renewal Rent).

      (b) Commencing on the Additional Rent Commencement Date, Landlord shall provide Tenant with the appropriate contracts or other documentation evidencing the cost to Landlord of providing the services described in subsections 8.2(a)(i) and (ii) above. Tenant shall be billed for the services described in subsection 8.2(a)(ii) based upon a cubic foot cost to be reasonably determined by Landlord and which is applied on a Building-wide basis. Notwithstanding anything to the contrary herein, Landlord shall have no obligation to provide the services described in subsections 8.2(a)(i), (ii) or (iii) above unless Landlord receives a written request for such service or services from Tenant; provided, however, in the event the Premises contain any kitchen, cafeteria or special food preparation areas, Landlord may require Tenant to retain Landlord to provide the services contained in sub-paragraph (i) above. In the event Landlord receives such written request from Tenant and provides such service or services, Tenant shall pay, as Additional Rent, for Landlord's furnishing of such service or services within ten (10) business days after its receipt of an invoice therefor.

      (c) The costs of all services to be provided pursuant to Section 8.2(a), or costs incurred by Landlord when performing work on behalf of Tenant in accordance with the terms of this Lease, except to cure a Tenant default or in an emergency, shall be commercially reasonable and competitive with the costs of a third party contractor.

      (d) Landlord shall supply the services described in Sections 8.1 and 8.2(a) to the Floor Common Areas. Commencing on the Additional Rent Commencement Date, Tenant shall pay, as Additional Rent, Tenant's Floor Common Area Proportionate Share of the Floor Common Area Costs for the floor(s) of the Building on which the Premises are located within ten (10) business days of receipt of an invoice therefor. The costs of Chilled Water and hot water used for heating the Premises and Floor Common Areas shall be measured by submeter (installed on the 25th Floor for Tenant pursuant to the Sublease) and determined pursuant to the provisions of Section 8.6, and the cost of electricity usage in the Premises and Floor Common Areas shall be metered by direct meter (installed on the 25th Floor for Tenant pursuant to the Sublease) or submeter and determined pursuant to the provisions of Section 8.8. The provisions of Section
5.3 through 5.14, inclusive, shall be applicable to Floor Common Area Costs and such costs shall be payable as and when Tenant pays its Proportionate Share of Operating Expenses.

      8.3 "Business Hours" shall be from 8 a.m. to 6 p.m. Monday through Friday, excluding Holidays (as hereinafter defined). "Holidays" shall mean those days designated from time to time as holidays by the New York Stock Exchange or any successor exchange or, in the event no successor exchange exists, those days designated from time to time as holidays pursuant to the laws of the State of New Jersey. Except as otherwise expressly provided herein, Landlord shall have no obligation to provide any services on Saturdays or Sundays.

      8.4 Landlord shall provide access to the Premises, Chilled Water and hot water in accordance with Section 8.1(vi), and the services referred to in
Section 8.1(ii), Section 8.1(iv), Section 8.1(vii) and Section 8.1(viii), 24 hours a day, 365 (or 366) days a year.

      8.5 If Tenant shall desire Chilled Water after Business Hours or freight elevator service at any time other than during Business Hours, such service or services shall be supplied to Tenant only at the request of Tenant, which request shall be made, with respect to Chilled Water after Business Hours, not later than 4:00 p.m. on the business day for which such service is requested or if such service is requested for Saturday, Sunday or a Holiday, by not later than 4:00 p.m. on the preceding business day, and with respect to freight elevator service, not later than 6:00 P.M. on the business day preceding such required extra usage (or before 12:00 P.M. on Friday for weekend overtime service), and Tenant shall pay to Landlord, as Additional Rent, the cost of Chilled Water supplied after Business Hours in accordance with Section 8.6 and, except as provided in Sections 7.3 and 7.4 with respect to performance of Tenant's Work, shall pay for Landlord's reasonable costs of furnishing of such freight elevator service within ten (10) business days after receipt of an invoice therefor.

      8.6 Tenant shall pay Landlord as Additional Rent, within ten (10) business days after Tenant's receipt of an invoice therefor with supporting documentation, for Chilled Water and hot water used for heating the Premises and Floor Common Areas based on Tenant's Floor Common Area Proportionate Share of submetered usage on each floor of the Premises and Landlord's actual and reasonable costs of generating Chilled Water and hot water for heating in accordance with the following formulas:

      (a) For Chilled Water, Tenant shall pay an amount equal to A x C/B where A equals Landlord's total electrical cost (without markup) to run its chilled water plant plus the cost (without mark-up) of water treatment and lost water make-up, B equals the total tons of Chilled Water produced by the plant and C equals the submetered tons of Chilled Water usage on each entire floor of the Building on which the Premises are located multiplied by Tenant's Floor Common Area Proportionate Share applicable to each such floor.

      (b) For hot water used for heating, Tenant shall pay an amount equal to D x C/B where D equals Landlord's total cost (without markup) of producing hot water to heat the full Building, B equals the total tons of heating water produced and C equals the submetered tons of heating water usage on each entire floor of the Building on which the Premises are located multiplied by Tenant's Floor Common Area Proportionate Share applicable to each such floor.

      8.7 In accordance with Section 8.7 of the Tenant Criteria Manual, direct metered electrical service has been installed to a central distribution point on the floor on which the Premises are located and Landlord shall maintain in good working order all conductors, feeders, wires and other electrical equipment (collectively, the "Electrical Equipment") necessary to permit the provisioning of electricity to such distribution point. The cost of such maintenance (excluding, however, the cost of correcting any design or installation errors or defects in the Electrical Equipment) shall be deemed to be an Operating Expense. After taking into account any electrical service needs of the Floor Common Areas floor and any Building standard HVAC equipment located on such floor, Tenant shall be entitled to eight (8) watts of electric power per usable square foot (demand load) for the 25th Floor Premises and six (6) watts of electric power per rentable square foot (demand load) for the 37th Floor Premises (for lighting and convenience outlets and exclusive of building systems) in accordance with the provisions of the Tenant Criteria Manual (the "Electrical Capacity"). Any equipment required by Tenant to provide electrical service to the Premises beyond the central distribution point on the floor on which the Premises is located shall be installed, repaired and maintained by Landlord and Tenant shall pay the cost of such repair and maintenance as Additional Rent within ten (10) business days from receipt of an invoice therefor.

      8.8 All electricity to the floors on which the Premises are located shall be measured by direct meter installed by the utility company providing electricity to the area in which the Building is located (the "Utility Company") or by submeter. Tenant shall pay either directly (if direct-metered) to the Utility Company or (if submetered) to Landlord as Additional Rent for all electricity consumed in the 25th Floor Premises and in the 25th Floor Common Areas based upon the monthly cost of its metered electricity usage at the rates charged by the Utility Company without markup. Tenant shall pay Tenant's 37th Floor Common Area Proportionate Share of all metered usage of electricity on the 37th Floor of the Building for the electricity consumed in the 37th Floor Premises and in the 37th Floor Common Areas based upon one hundred and four (104%) percent of the monthly cost of such metered electricity usage at the rates charged by the Utility Company.

      8.9 Tenant's use of electric energy in the Premises shall not at any time exceed the Electrical Capacity. In order to ensure that the Electrical Capacity is not exceeded and to avoid possible adverse affect upon the structure of the Building and/or the Premises or the Electrical Equipment serving the Premises or any other portion of the Building or any other tenant or occupant of the Building, Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment to the Electrical Equipment or make any alteration or addition to the Electrical Equipment serving the Premises if the effect of such connection, alteration or addition would cause Tenant's use of electricity to exceed the Electricity Capacity. Any additional riser or risers to supply Tenant's electrical requirements and all other equipment proper and necessary in connection therewith, shall be installed by Landlord, at Tenant's reasonable expense, upon written request from Tenant to Landlord provided if, in Landlord's reasonable judgment, the same will not cause or create a hazardous condition or entail excessive or unreasonable alterations or repairs, or interfere with or disturb other tenants or operate to preclude other tenants from expanding their electrical capacity or cause Tenant's use of electricity to exceed the Electrical Capacity. Tenant's written request shall be accompanied by plans and specifications for the installation of such riser or risers to be reviewed and approved by Landlord, which approval is not to be unreasonably witheld. Tenant shall pay to Landlord, as Additional Rent, the cost incurred by Landlord in installing any such additional riser or risers, as well as the cost incurred by Landlord in reviewing such plans and specifications, within ten (10) business days after Tenant's receipt of an invoice therefor.

      8.10 Landlord shall incur no liability whatsoever and it shall not constitute a termination of this Lease or an eviction (constructive or otherwise) hereunder should electricity or any other utility (including but not limited to back-up emergency generator service pursuant to Subsection 8.2(a)(iv) hereof) become unavailable from the Utility Company, or any public authority or any other person, firm or corporation, including Landlord, supplying such utility or service on account of Force Majeure.

      8.11 Landlord shall cause the Building to be managed as a Class A office building, consistent with the standards of other Class A office buildings similar in size and quality in Jersey City, New Jersey, or, if there are no such buildings, then consistent with the standards of Class A office buildings similar in size and quality in New York, New York. The Building may be managed by an affiliate of Landlord.

      8.12 Tenant shall have the non-exclusive right to use the loading dock bays annexed to the Building (the "Loading Dock") and the Building freight elevator in common with Landlord and the other tenants of the Building. Landlord shall provide a person during the hours of 7 a.m. to 6 p.m., Monday through Friday (excluding Holidays) who shall act as supervisor of the Loading Dock. The wages, salary, benefits or other compensation paid to the Loading Dock supervisor shall be included in Operating Expenses. Such supervisor shall supervise and coordinate Loading Dock activity in order to provide Landlord, Tenant and other tenants of the Building with fair, equitable and non-exclusive access to the Loading Dock. Tenant's access to the Loading Dock shall be subject to the Rules and Regulations of the Building annexed hereto as Exhibit C, as the same may be amended or changed from time to time in accordance with Section 23.1, and such reasonable requirements as may be imposed by the Loading Dock supervisor from time to time.

                                  9.    USE.

      9.1 The Premises shall be used solely for the Permitted Use set forth in the Fundamental Lease Provisions and for no other purposes. Tenant shall not offer, sell or market any services to other tenants in the Building which services are in competition with services offered by Landlord to tenants in the Building and Tenant shall not offer telecommunication services utilizing the Building, Building Equipment or any conduits, or shafts, whether located within the Premises or outside the Premises, to other tenants in the Building.

      9.2 Tenant shall not use, occupy, suffer or permit the Premises, the Building or any part of either to be used in any manner, or suffer or permit anything to be brought into or kept therein, which would (a) make unobtainable at standard rates from any reputable insurance company authorized to do business in the State of New Jersey, any fire insurance with extended coverage or liability, elevator, boiler, umbrella or other insurance, (b) cause, or be likely to cause, injury or damage to the Building or to any equipment contained therein or on the Premises, (c) constitute a public or private nuisance, (d) violate any certificate of occupancy for the Building, (e) emit objectionable noise, fumes, vibrations, heat, chilled air, vapors or odors into or from the Building or the equipment contained therein, (f) impair or interfere with any of the Building services, including the furnishing of electrical energy, or the proper and economical cleaning, heating, ventilating, air conditioning or other services of the Building, the equipment contained therein or the Premises or (g) violate any Legal Requirement or Insurance Requirement. The restrictions imposed by this Section, and the application thereof, shall not be limited or modified by the terms of any other provision of this Lease.

      9.3 Tenant or Tenant's assignees, subtenants, employees, agents, contractors, invitees or licensees shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure them or use or allow the Premises to be used for any purpose which is unlawful, nor


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

shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

      9.4 Tenant shall not use or operate any machinery that, in Landlord's reasonable opinion is, or may be, harmful to the Premises and/or the Building.

                       10.      COMPLIANCE WITH LAWS.

      10.1 Tenant, at its sole cost and expense, shall comply with all requirements of Governmental Authorities ("Legal Requirements") and all requirements of insurance companies providing coverage for the Building and/or the Premises or recommendations of the National Board of Fire Underwriters ("Insurance Requirements") and give Landlord prompt notice of any lack of compliance, except that Tenant shall have no obligation to pay the costs of any structural or non-structural alteration of the Premises or the Building required by reason of a Permitted Use or a Legal or Insurance Requirement which is applicable to all tenants of the Building generally unless said alteration (a) is necessitated by a condition which has been otherwise created by, or at the instance of, Tenant, any subtenants or any other occupant of the Premises, (b) is attributable to the specific manner of use, other than a Permitted Use, to which Tenant, any subtenants or any other occupant of the Premises puts the Premises or any part thereof, (c) is required by reason of a breach of Tenant's obligations hereunder, (d) is occasioned, in whole or in part, by any act (other than using the Premises for a Permitted Use), omission or negligence of Tenant or any person claiming by, through or under Tenant, or any of their assignees, subtenants, employees, agents, contractors, invitees or licensees, or (e) is necessitated by reason of the failure of Tenant or the Tenant's Plans to comply with any Legal Requirement, including the Americans with Disabilities Act of 1990. Any such structural alteration of the Premises or the Building required as a result of clause (a), (b), (c), (d) or (e) of the immediately preceding sentence shall be performed by Landlord, at Tenant's reasonable expense, and Tenant shall pay for the same, as Additional Rent, within ten (10) business days of its receipt of a bill therefor. Tenant shall pay all costs, expenses, fines, penalties and damages which may be imposed upon Landlord, Master Landlord, and/or any mortgagee of the Land and/or the Building by reason of or arising out of Tenant's failure fully and promptly to comply with the provisions of this Section. Notwithstanding anything to the contrary in Section 10.1, Tenant shall not be responsible for any violation(s) of Legal Requirements or Insurance Requirements existing prior the applicable Lease Commencement Date (except as otherwise provided in the Sublease).

      10.2 Tenant, at its sole cost and expense, after Notice to Landlord, by appropriate proceedings prosecuted diligently and in good faith, may contest the validity or applicability of any Legal Requirement or Insurance Requirement, either in its name or, if necessary, Landlord's name; provided, that: (a) Landlord shall not be subject to civil fines, quasi-criminal violations, criminal penalty or prosecution for a crime, nor shall the Building or the Land, or any part thereof, be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b) such non-compliance or contest shall not constitute or result in any violation of the terms of the Building Lease or any mortgage encumbering the Land and/or the Building, or if the Building Lease and/or any such mortgage shall condition such non-compliance or contest upon the taking of action or furnishing of security by Landlord or affirmative title insurance coverage preserving the priority of the Building Lease and/or such mortgage notwithstanding the determination of such non-compliance or contest, such action shall be taken and such security or such affirmative title insurance coverage shall be furnished at the expense of Tenant; (c) such non-compliance or contest shall not result in the termination, suspension, cancellation, lapse or waiver of any insurance policies or coverages maintained by Landlord or required to be maintained by Tenant under this Lease; (d) such non-compliance or contest shall not result in the termination, suspension, cancellation, lapse or waiver of any certificate of occupancy for the Building or any portion thereof; and (e) Tenant shall keep Landlord regularly advised in writing as to the status of such proceedings and shall provide Landlord with copies of all submissions and documents delivered or received by Tenant in connection therewith. If Landlord is subject to any civil fines, Tenant shall promptly reimburse Landlord for such fines, as Additional Rent, within ten (10) business days of receipt of an invoice therefor. Subject to the foregoing, Landlord shall make reasonable efforts to cooperate with Tenant's contest(s).

      10.3 Any improvements or Alterations made or work performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with and subject to the provisions of this Lease, including, without limitation, Article 12.

                               11.    REPAIRS.

      11.1 Tenant, at its sole cost and expense, shall take good care of, and make all interior non-structural repairs to, the Premises, and all repairs to Tenant's equipment. Landlord shall make all repairs to the exterior of the Premises and all repairs to the heating, ventilating and air conditioning system installed by Tenant outside the Premises, whether ordinary or extraordinary, at Tenant's sole cost and expense (except to the extent such repairs are includable in Operating Expenses or Floor Common Area Costs to be paid by Tenant as a component of Tenant's Operating Payment), as and when needed to preserve the Premises in good working order and condition and keeping with the Class A character of the Building and all repairs (not required to be made or paid for by Tenant pursuant to Article 10) required to keep the Premises in compliance with all Legal Requirements and Insurance Requirements and to prevent any disruption of, or adverse effect on, the Building, the Building systems, the quiet enjoyment of other tenants or to prevent any damage to the personal property of other tenants. Tenant shall not be responsible for the costs of any such repairs unless the need therefor arises out of (i) the performance of or existence of improvements made by or at the request of Tenant, any subtenants or any other occupant of the Premises, (ii) the installation, use or operation of equipment installed therein by or at the request of Tenant, any subtenant or any other occupant of the Premises (iii) the moving of any such equipment in or out of the Building or the Premises, (iv) the wrongful acts, omissions, negligence or misuse of or by Tenant, any subtenants or any of its or their employees, agents, contractors, occupants, licensees or invitees or their use or occupancy of the Premises (except fire or other casualty caused by Tenant's negligence, if the fire or other casualty insurance policies insuring Landlord are not invalidated and the rights of Landlord are not adversely affected by this provision), or (v) Legal Requirements or Insurance Requirements with which Tenant is obligated to comply pursuant to the provisions of Section 10.1. Any such structural repair of the Premises required as a result of clause (i), (ii),
(iii), (iv) or (v) of the immediately preceding sentence shall be performed by Landlord, at Tenant's reasonable expense, and Tenant shall pay for the same, as Additional Rent, within ten (10) business days of its receipt of a bill therefor unless such failure arises from the wrongful actions or omissions where there is a duty to act, of Landlord or its agents, contractors, employees or representatives and, in which case, Landlord shall only be liable for the portion of the liability attributable to the actions or omissions where there is a duty to act, of Landlord, its agents, contractors, employees or representatives. Tenant, at its sole cost and expense, shall promptly replace or repair scratched, damaged or broken doors and glass in and about the Premises and shall be responsible, for all repairs and maintenance of wall and floor coverings in the Premises. Any broken window glass shall be repaired by Landlord at Tenant's reasonable expense, and Tenant shall pay for the same, as Additional Rent, within ten (10) business days of its receipt of a bill therefor. Tenant, promptly and at its sole cost and expense, shall make all non-structural repairs in or to the Premises for which it is responsible. In the event Tenant fails to promptly make any repair or alteration required by Tenant to be performed under this Section 11.1, Landlord, at Tenant's sole but reasonable cost and expense, shall have the right after ten (10) days Notice to Tenant to make such repairs or alterations and Tenant shall pay for such repairs or alterations, as Additional Rent, within ten (10) business days after its receipt of a bill therefor. All repairs made by or on behalf of Tenant shall be made in conformity with the provisions of Article 12 and shall be at least equal to the then standards for the Building established by Landlord.

      11.2 (a) Landlord shall make all necessary repairs to the roof and all structural repairs to the Building. Any such structural or roof repairs occasioned by the acts, omissions, negligence or misuse of or by Tenant or any of its subtenants or any of its or their employees, agents, contractors, occupants, licensees or invitees or their use or occupancy of the Premises shall be made by Landlord at Tenant's expense (subject to the provisions of Article
17). Landlord's repair obligations under this Section 11.2(a) shall exclude, however, (i) repairs of Tenant's personal property or improvements made by or at the request of Tenant (including, without limitation, any Alterations, not occasioned by Landlord's wrongful acts, omissions where there is a duty to act, or negligence) and (ii) repairs which Tenant is obligated to make pursuant to
Section 11.1 and the other provisions of this Lease. Landlord shall perform all maintenance of, and promptly after the receipt of a Notice from Tenant of the necessity of repair, make all necessary repairs to, the Building standard HVAC system equipment and any security and life safety systems or devices which may be installed in the Premises by Landlord. Any repairs to the Building standard HVAC system equipment and any security and life safety systems or devices occasioned by the negligent or wrongful acts or omissions or negligence of Tenant or any of its subtenants, or, its or their employees, agents, contractors, licensees or invitees, shall be performed by Landlord at Tenant's expense and Tenant shall pay for the same, as Additional Rent, within ten (10) business days of its receipt of a bill therefor. Except for the foregoing repair obligation, Landlord shall (subject to the provisions of Article 17) have no liability for the failure of any such Building system, unless such failure arises from the negligent or wrongful acts or omissions (where there is a duty to act) of Landlord or its agent or contractors and in which case Landlord shall only be liable for the portion of the liability attributable to the wrongful actions or omissions (where there is a duty to act) of Landlord, its agents or contractors. The cost of all repairs and maintenance by Landlord hereunder shall be included in Operating Expenses except as may be specifically excluded by
Article 5 hereof.

            (b) Tenant, at its sole expense, shall operate or cause to be operated and maintained in a first-class manner and consistent with the manufacturer's specifications any air conditioning system and any life safety or security system installed by Tenant and serving the Premises to prevent any adverse effect on any Building system(s). Any maintenance or repair of such air conditioning system and any life safety or security system shall be performed by Landlord upon Tenant's request and at Tenant's reasonable expense and Tenant shall pay for such maintenance and repair, as Additional Rent, within ten (10) business days after Tenant's receipt of an invoice therefor. Landlord reserves the right (i) to make emergency repairs to any such Tenant's system without Notice, at Tenant's expense, which shall be deemed to be Additional Rent and payable within ten (10) business days from Tenant's receipt of an invoice therefor, and (ii) to require changes to be made by Tenant to any such Tenant's system if the operation thereof adversely affects, in Landlord's reasonable opinion, the Building's systems. Tenant shall have no access to Building systems unless Landlord shall consent thereto.

            (c) No liability of Landlord to Tenant shall accrue under this Section unless and until Tenant has given Notice to Landlord of the necessity of any specific repair for which Landlord has agreed to be responsible under this Lease, and a sufficient time has elapsed in which to make such repair with same not being performed. In no event shall any failure by Landlord to make any such repairs give to Tenant any right to make such repairs except as expressly permitted herein or to withhold payment of Base Rent or Additional Rent or to offset any costs incurred by Tenant against any payment of Base Rent or Additional Rent.

                       12.     ALTERATIONS BY TENANT.

      12.1 Tenant shall not make or perform or permit the making or performance of any alterations, additions, installations or improvements to or removals from (collectively, "Alterations") the Premises without Landlord's prior written consent. Landlord agrees not to unreasonably withhold or delay its consent to non-structural Alterations provided the same, in Landlord's reasonable opinion, do not adversely affect Building systems (including, without limitation, utility, life safety, electrical, plumbing and sewage lines and HVAC systems) and will not result in any increase in Operating Expenses (unless Tenant agrees in writing to pay for any such increase). Tenant shall furnish Landlord with plans and specifications for any non-structural alterations prior to Tenant's commencement of the construction or installation of the same. Landlord's prior consent shall not be required to changes or improvements by Tenant in the Premises which are purely decorative or which cost less than One Dollar and 50/100s ($1.50) per square foot of the Premises and do not affect the Building Structure or Building Systems and do not require a building permit. Any structural Alterations requested by Tenant and approved by Landlord shall be performed by Landlord, at Tenant's reasonable expense, provided the same do not adversely affect Building systems (including, without limitation, utility, life safety, electrical, plumbing and sewage lines and HVAC systems) and will not result in any increase in Operating Expenses (unless Tenant agrees in writing to pay for any such increase). Tenant shall request in writing Landlord's written consent not less than twenty (20) days prior to the proposed commencement of the construction of such structural Alterations, which written request shall be accompanied by plans and specifications (prepared by a licensed structural engineer reasonably acceptable to Landlord) for such structural Alterations, which plans and specifications shall be subject to the approval of Landlord, not to be unreasonably withheld. Landlord's granting of consent to structural Alterations may be conditioned on a requirement that Tenant on or prior to the Expiration Date or earlier termination of this Lease arrange with Landlord for the removal, at Tenant's expense, of the structural Alteration installed and the restoration of the Premises to its condition prior to the construction of such structural Alteration. Tenant shall pay, as Additional Rent, for the reasonable costs of the installation of such structural Alteration, together with reasonable out-of-pocket costs incurred by Landlord in its review of the plans and specifications therefor, within ten (10) business days after its receipt of an invoice therefor.

      12.2 In the event that in connection with any Alteration (whether structural or non-structural), installation of any wires, conduits, pipes or mechanical equipment outside the Premises is required, Tenant shall request Landlord's consent therefor not less than thirty (30) days prior to the commencement of the construction of such Alterations, which consent shall be accompanied by plans and specifications to be reviewed and approved by Landlord showing the location of such wires, conduits, pipes or mechanical equipment. Landlord's granting of consent to the installation of any such wires, conduits, pipes or mechanical equipment shall not be unreasonably withheld, but may be conditioned on a requirement that Tenant deposit with Landlord, prior to Landlord's commencement of such installation, the cost, or a portion thereof, of such installation as determined by Landlord. Without limiting the reasons for the granting or withholding of consent by Landlord, Landlord may withhold such consent if in Landlord's reasonable opinion such installation will adversely affect Building systems or will cause or create a hazardous condition or entail excessive or unreasonable alterations, repairs or expense, or interfere with or disturb other tenants. Tenant may not connect into any pipes, shafts or conduits without Landlord's written permission, not to be unreasonably withheld. The installation of such wires, conduits, pipes or mechanical equipment shall be performed by Landlord at Tenant's reasonable expense, and Tenant shall pay for the same, as Additional Rent, along with the reasonable out-of-pocket costs incurred by Landlord in its review of the plans and specifications therefor, within ten (10) business days after its receipt of an invoice therefor.

      12.3 All non-structural Alterations performed by or on behalf of Tenant pursuant to Section 12.1 shall be done in a good and workmanlike manner by the Approved Contractors and in accordance with all Legal Requirements and Insurance Requirements. In the event Landlord determines that the employment of any Approved Contractor may, or during the course of its prosecution of a non-structural Alteration or any other work for or on behalf of Tenant (including, without limitation, Tenant's Work) does, unreasonably interfere with construction performed by, or cause any conflict or labor dispute with, any other contractor, subcontractor or other party engaged in the construction, maintenance or operation of the Building, Tenant shall select another Approved Contractor and shall cause the Approved Contractor being replaced to promptly remove its equipment and personnel from the Building. Landlord hereby expressly reserves the right to require the deletion of contractors and subcontractors from the list of Approved Contractors for cause or if such contractors or subcontractors are or become known to be a probable cause of a labor dispute relating to the Building or the Premises or in the event any such Approved Contractor changes its nature or method of operation to an extent which is reasonably deemed by Landlord to be inconsistent with the then standards of the Building. Subject to the two immediately preceding sentences, Tenant may add contractors and subcontractors to the list of Approved Contractors with Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall, at Tenant's expense, before making any Alterations, obtain all permits, approvals and certificates required by any Governmental Authority and (upon completion thereof) certificates of final approval thereof and shall promptly deliver copies of such permits, approvals and certificates to Landlord. In addition, Tenant shall provide Landlord, prior to the commencement of any non-structural Alterations, with certificates evidencing appropriate builder's risk, liability and worker's compensation insurance coverage during the prosecution of any such Alterations in amounts reasonably deemed appropriate by Landlord. Landlord shall, upon Tenant's request and at Tenant's expense, furnish or execute promptly any documents, information, consents or other materials which are necessary or desirable in connection with Tenant's efforts to obtain any license or permit for the making of any Alterations.

      12.4 Any and all Alterations made by or on behalf of Tenant in, to or upon the Premises as well as any fixtures (with the exception of Tenant's trade fixtures and equipment and other personal property) installed on the Premises by Tenant, shall, upon the expiration or earlier termination of this Lease, become the property of Landlord and shall remain upon and be surrendered with the Premises except for those Alterations which Landlord required Tenant to remove as a condition of Landlord's consent to making those Alterations, pursuant to the provisions hereof, in which event the same shall be removed from the Premises by Tenant prior to the Expiration Date, at Tenant's expense. Nothing in this Section 12.4 shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures or moveable office furniture, equipment or other personal property, but upon removal of any of the same from the Premises or upon removal of other Alterations as may be required by Landlord, Tenant shall immediately and at its expense repair any damage to the Building or the Premises caused by such removal (except structural damage, which shall be repaired by Landlord at Tenant's expense). All Alterations required to be removed by Tenant remaining in the Premises after the end of the Term shall be deemed abandoned; provided, that, no cash or cash equivalents shall be deemed abandoned) and may, at the election of Landlord, either be retained as Landlord's property or removed from the Premises by Landlord, at Tenant's expense.

      12.5 Tenant, at its expense and with reasonable diligence and dispatch, shall procure the cancellation, discharge or bonding of all notices of violation or lien arising from or in connection with any Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming by, through or under Tenant, which (i) shall be issued by any Governmental Authority or other public authority having or asserting jurisdiction over the Building or the work being conducted therein or (ii) shall not be the result of any act, omission or negligence of Landlord or its agents, servants, employees or contractors. Tenant shall promptly provide Landlord with copies of cancellation, discharge, release or satisfaction of any such notices of violations or liens. Tenant shall have no authority to create any liens for labor or materials on or against the Land, the Building or the Premises. Tenant may contest the validity of any lien filed against Landlord, the Land, the Building or the Premises for any work, labor, services or materials claimed to have been performed for or furnished to Tenant or any person or entity holding the Premises or any portion thereof by, through or under Tenant, provided Tenant, prior to instituting such contest, (x) causes any such lien to be discharged, bonded or removed by deposit or otherwise within thirty (30) days after Tenant receives Notice from Landlord of the filing of the same and (y) delivers to Landlord a copy of the bond or other evidence of the discharge or removal.

      12.6 The performance of any Alterations, whether structural or non-structural, by or on behalf of Tenant shall be subject to the provisions of
Section 19.3.

      12.7 Tenant's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                           13.      INSPECTIONS.

      13.1 Landlord may enter the Premises from time to time during Business Hours upon forty-eight (48) prior oral notice to Tenant to inspect the Premises to insure compliance with the provisions of this Lease. In the event Landlord reasonably determines that Tenant is not in compliance with any provision of this Lease, Landlord shall give Tenant Notice of such noncompliance and Tenant shall, at Tenant's sole cost and expense, promptly comply with the provisions of this Lease. In the event Tenant fails to comply with such Notice, Landlord, at Tenant's sole cost and expense, shall have right, but not the obligation, to take such steps as necessary to cause the Premises to comply with this Lease and Tenant shall pay the reasonable costs of compliance, as Additional Rent, within ten (10) business days after its receipt of an invoice therefor.

      13.2 In no event shall the failure of Landlord to take steps to cause compliance give way to any liability on the part of Landlord. Tenant shall be solely responsible for any liability arising by reason of Tenant's failure to comply with the provisions of the Lease.

                                14.    SIGNS.

      14.1 Tenant, at Tenant's sole cost and expense, shall have the right to install or erect such interior signs as Tenant deems necessary or appropriate in or on the Premises provided the same are in keeping with first-class office signage and comply with the provisions of the Tenant Criteria Manual. Tenant (but not any subtenants or assignees of Tenant, not permitted hereunder) shall also have the right to install in the public corridor of the floors on which the Premises are located, Building standard signs ("Tenant's Corridor Signs") bearing Tenant's name and/or logo. If an any time Tenant shall not be the lessee of the entire twenty-fifth (25th) floor of the Building, then the location, specifications and design of Tenant's Corridor Signs shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, and which shall be compatible with any other tenant signs in the public corridor of the floors on which the Premises are located.

      14.2 Any signs installed or erected by or for Tenant shall remain Tenant's property, shall be maintained by Tenant at Tenant's expense and shall be removed by Tenant at the expiration or earlier termination of this Lease, and Tenant shall repair any damage caused by such removal. Tenant shall procure and pay for all governmental permits required for the installation of any sign in or on the Premises and provide Landlord with copies of all such permits promptly upon Tenant's receipt of the same.

      14.3 Tenant's installation, maintenance and removal of Tenant's Corridor Signs shall be subject to the provisions of Section 18.3.

                        15.     BUILDING DIRECTORY.

      15.1 Landlord has installed a computerized directory in lieu of a directory board. The cost of maintaining such computerized directory shall be included in Operating Expenses. Tenant shall have the right to use the higher of
(i) six (6) slots until the Lease Commencement Date for the 25th Floor Premises and thirty-six (36) slots thereafter, or (ii) the number of spaces or slots equal to the product of (1) Tenant's Proportionate Share at any given time, multiplied by (2) the total number of spaces or slots on said directory.

                              16.     PARKING.

      16.1 Tenant (but not any subtenants or assignees of Tenant, not permitted hereunder) shall have the right to obtain, on a monthly basis, from the operator of the Parking Garage, and Landlord shall use reasonable efforts to cause the operator of the Parking Garage to make available to Tenant (but not any subtenants or assignees of Tenant, not permitted hereunder), five (5) parking spaces until the Lease Commencement Date for the 25th Floor Premises and twenty-nine (29) parking spaces thereafter at the then prevailing monthly rates (currently $265 per parking space per month) established by the Parking Garage operator from time to time. Landlord shall not be responsible for any changes in such monthly rates nor shall Landlord in any way encounter liability for the Parking Garage operator's method of operation provided the same does not diminish the rights granted to Tenant by this Article.

                  17.    INSURANCE; WAIVER OF SUBROGATION.

      17.1 Landlord shall keep the Building (excluding any Tenant's Work and/or Tenant installed Alterations above the Building standard for same and Tenant's Furnishings and Tenant's other personal property) and Landlord's property therein insured for the full replacement value (without deducting depreciation) thereof (exclusive of the costs of foundations, excavations and footings) against loss or damage by perils customarily included under standard "all-risk" policies.

      17.2 Tenant shall maintain as named insured, and shall cause any of its subtenants to maintain, for the benefit of, and name as an additional insured, Landlord, Master Landlord, any mortgagees of either Landlord or Master Landlord, the Building management entity, and Tenant, as their interests may appear, (a) public liability insurance with a broad form commercial liability endorsement, including contractual liability insurance covering Tenant's indemnity obligations hereunder, against claims for death, personal injury and property damage, occurring upon, in or about the Premises; such insurance shall be carried in a minimum amount of not less than Five Million ($5,000,000) Dollars for bodily injury or death to any one person or any number of persons or property damage in any one occurrence; (b) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard tenant forms of fire insurance policies with "all risk" extended coverage, to any Tenant's Work and/or any Tenant installed Alterations above the Building standard for same and Tenant's Furnishings and Tenant's other personal property, for the full replacement cost thereof; (c) during such time as Tenant shall be constructing any Alterations (other than those for which Landlord's consent shall not be required pursuant to Section 12.1), builder's risk insurance, completed value form, covering all physical loss and other costs and expenses (including, without limitation, architectural and engineering costs, general contractor overhead, project management expenses and legal fees) to such Alterations, in an amount reasonably satisfactory to Landlord; (d) worker's compensation insurance covering Tenant's employees, including employer liability with a limit of not less than $1,000,000 per occurrence or such higher amount as is required by applicable Legal Requirements and Insurance Requirements; and (e) business interruption insurance in twelve (12) month intervals in an amount sufficient to pay Base Rent, Tenant's Proportionate Share of Operating Expense and such other Additional Rent which is of a continuing nature under this Lease. Certificates of insurance, showing that such insurance is in force and will not be cancelled without thirty (30) days' prior written notice to Landlord shall be furnished to Landlord prior to Tenant's entering the Premises for the purpose of installing Tenant's Work or Tenant's Furnishings. Thereafter, certificates showing renewal of, or substitution for, policies which expire shall be furnished not less than thirty (30) days prior to the expiration of each policy. Tenant's coverage may be effected by blanket policies covering the Premises and other properties of Tenant.

      17.3 All insurance required to be maintained by Tenant hereunder shall be written in form and substance reasonably satisfactory to Landlord by an insurance company with an A.M. Best's rating of at least A licensed to do business in the State of New Jersey, which shall be reasonably satisfactory to Landlord. Upon failure of Tenant to procure, maintain and pay all premiums therefor, Landlord may, at its option after five (5) days Notice to Tenant, do so, and Tenant agrees to pay the cost thereof to Landlord, as Additional Rent, within ten (10) business days after Tenant's receipt of a bill therefor.

      17.4 Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to the Building, the Premises or any tangible property of either party, or any resulting loss of income, even though such loss or damage might have been occasioned by the negligence of such party, its employees or agents, if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Throughout the Term, each party agrees to use its best efforts to include in each of its insurance policies required under this Article 17 a waiver of the insurer's right of subrogation against the other party; or if such waiver should be unobtainable or unenforceable, an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty the right of recovery against any party responsible for a casualty covered by the policy. If such waiver or agreement shall not be obtainable without additional charge, the insured party shall so notify the other party promptly and, if the other party shall pay the insurer's additional charge therefor, such waiver or agreement shall be included in the policy.

      17.5 So long as Landlord's fire insurance policies include the waiver of subrogation or agreement to release liability referred to in Section 17.4, Landlord, to the extent that such insurance is in force and is collectible, hereby waives for itself and any other parties insured thereby any right of recovery against Tenant, any of its subtenants, or any of its employees, agents, contractors, occupants, licensees or invitees, for any loss occasioned by fire or other casualty. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's policies, the waiver set forth in the foregoing sentence, upon prior Notice given by Landlord to Tenant, shall be of no further force or effect from and after the giving of such Notice. Landlord's failure to give such Notice shall not result in any liability of Landlord to Tenant. During any period that the foregoing waiver of the right of recovery is in effect, Landlord shall look solely to the proceeds of such policies to compensate Landlord for any loss occasioned by any insured casualty.

      17.6 So long as Tenant's fire insurance policies include the waiver of subrogation or agreement to release liability referred to in Section 17.4, Tenant, to the extent that such insurance is in force and collectible, hereby waives (on behalf of itself and persons or


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

entities insured thereby), and agrees to cause all other occupants of the Premises to execute and deliver to Landlord instruments waiving, any right of recovery against Landlord, Master Landlord and any mortgagees of either Landlord or Master Landlord, the Building management entity and any of their respective employees, agents or contractors, for any loss occasioned by fire or other insured casualty. Tenant represents that its current fire insurance policy contains such a waiver. In the event that at any time Tenant's fire insurance carriers shall not include such waiver or similar provisions in Tenant's policies, the waiver set forth in the foregoing sentence, upon prior Notice given by Tenant to Landlord, Master Landlord and any mortgagees of either Landlord or Master Landlord and the Building management entity, shall be of no further force or effect with respect to any insured risks under such policy from and after the giving of such Notice, or in the case such insurer shall not be willing to grant such waiver for all of the required parties, such waiver shall be of no force or effect with respect only to the required parties not included in such waiver. During any period that the foregoing waiver of right of recovery is in effect, Tenant, or any other occupant of the Premises, shall look solely to the proceeds of such policies to compensate Tenant or such other occupant for any loss occasioned by an insured casualty.

      17.7 Except to the extent expressly provided in Sections 17.5 and 17.6, nothing contained in this Lease shall relieve Landlord or Tenant of any liability to the other party or to its insurance carriers or any other party which it may have under law or pursuant to the provisions of this Lease, by reason of any damage to the Premises or the Building by fire or other casualty.

                        18.     TENANT'S EQUIPMENT.

      18.1 Tenant shall not install any equipment of any kind or nature whatsoever in the Premises which will or may necessitate any changes, replacements or additions to, or in the Electrical Capacity or existing capacity of, the water system, heating system, plumbing system, air conditioning system, life safety system or any other system of the Premises and/or the Building without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld but may be subject to, among other things Tenant's compliance with the provisions of Section 8.9 and Articles 11 and 12 of this Lease. If Tenant installs business machines and/or mechanical equipment which cause noise or vibration reasonably deemed objectionable to other tenants of the Building or which are, in Landlord's reasonable judgment, harmful to the Premises, then Tenant, at Tenant's expense, shall promptly install and maintain noise or vibration eliminators or other devices sufficient to eliminate such noise and vibration. Landlord reserves the right to inspect the Premises as set forth in Section 13.1 to insure compliance with this Section.

      18.2 Landlord shall have the right to approve the weight and position of safes and other heavy equipment or fixtures, which shall, if reasonably considered necessary by the Landlord, stand on weight distribution platforms or like devices approved in advance by Landlord. Landlord's approval under the preceding sentence shall not be unreasonably withheld or delayed provided any such safes and other heavy equipment or fixtures will not exceed the maximum floor load of the floor in question after such weight distribution platform or like device is installed. Any and all non-structural damage or injury to the Premises caused by moving the property of Tenant into or out of the Premises, or due to the same being on the Premises, shall be repaired by, and at the sole cost of, Tenant. All structural damage or injury to the Premises caused by moving such property into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at Tenant's reasonable expense (subject to the provisions of Article 17 to the extent applicable), and Tenant shall pay for the same, as Additional Rent, within ten
(10) days after its receipt of a bill therefor.

      18.3 No furniture, equipment or other bulky matter of any description will be received into the Premises or carried in the passenger elevators except as approved by Landlord (such approval not to be unreasonably withheld) and all such furniture, equipment, and other bulky matter shall be delivered only through the Loading Dock and to the Premises by way of the freight elevators during Business Hours, upon reasonable prior notification to the supervisor of the Loading Dock and subject to the availability of the Loading Dock and freight elevators. In the event Tenant requests overtime service in accordance with the provisions of this Lease, such overtime service shall be at Tenant's sole but reasonable cost and expense in accordance with the provisions of this Lease. All movement of furniture, equipment and other materials outside the Premises shall be at Tenant's reasonable expense and under the direct control and supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant shall pay for Landlord's reasonable costs of supervision, as Additional Rent, within ten (10) business days after its receipt of an invoice therefor. Tenant shall promptly remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment or other material there delivered or deposited.

                  19.    NON-LIABILITY AND INDEMNIFICATION.

      19.1 Neither Landlord nor Landlord's agents, employees, officers, directors, shareholders, partners, partners of such partners or principals (disclosed or undisclosed) nor its mortgagees shall be liable to Tenant, for any loss, liability, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising by reason of Tenant's or any other occupant's use of the Premises including, without limitation, any injury to Tenant, Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises, or to any other person or for any damage to, or loss (by theft or otherwise) of any of Tenant's property or of the property of any other person, irrespective of the cause of such injury, damage or loss unless due to the negligence or willful misconduct of Landlord or Landlord's agents, its employees, contractors, invitees or licensees. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be acting as Tenant's agent with respect to such property, and neither Landlord nor Landlord's agents shall be liable for any loss or damage to any such property.

      19.2 Neither any (a) performance by Landlord, Tenant or others of any repairs or improvements in or to the Land, Building or Premises, (b) failure of Landlord or others to make any such repairs or improvements, except in breach of the terms of this Lease, (c) damage to the Building equipment, Premises or Tenant's personal property, (d) injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, (e) latent defect in the Building, Building equipment or Premises, (f) temporary covering or bricking up of any windows of the Premises, by reason of any Legal Requirement or any Insurance Requirement, nor (g) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on

Landlord to Tenant, any occupant or any third party claiming by, through or under Tenant. Landlord, in making any repairs, alterations or improvements hereunder, shall prosecute the same utilizing such reasonable methods in order to minimize any disruption to Tenant's use of the Premises or the conduct of its business therein. In no event, however, shall Landlord be liable for injury or damage to Tenant or its property unless such injury or damage is caused by the negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors, invitees or licensees. Landlord shall furnish a security program with respect to ingress and egress from the Building and the Common Areas as set forth in Subsection 8.1(viii), but no representation is made that any security or communications systems, devices or procedures furnished by Landlord will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of any of Tenant's personal property or the property of any other person and in no event shall Landlord be liable to Tenant for any failure of Tenant's computer, telecommunications or data base systems. Landlord reserves the right to discontinue or modify such communications and security systems or procedures without liability so long as Landlord shall continue to maintain communications or security systems comparable to those of Class A office buildings in Jersey City, New Jersey or, if there are no similar office buildings in Jersey City, New Jersey, similar office buildings in the City of New York.

      19.3 Tenant hereby indemnifies Landlord and Master Landlord and their respective agents, employees, contractors, officers, directors, shareholders, partners, partners of such partners, and principals (disclosed or undisclosed) and their respective mortgagees, successors and assigns against all claims, liability or expense (including reasonable attorneys' fees and disbursements) to the extent incurred in connection with or arising from (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming by, through or under Tenant, and/or (b) death, personal injury or property damage (subject to Sections 17.4 and 17.5) arising out of the negligent or wrongful acts or omissions of Tenant, or the contractors, agents, employees, invitees or licensees of Tenant in connection with the performance of any Alterations or any other work, labor, services or materials done for or supplied to Tenant, including, without limitation, the installation, maintenance (or failure to maintain) or removal of Tenant's Corridor Signs, (c) any negligent or wrongful acts or omissions of Tenant or any contractors, agents, employees, invitees or licensees of Tenant in or about the Premises or the Building either prior to, during or after the expiration of the Term; and/or (d) any notices of violation or mechanic's liens arising from or in connection with the performance of any Alterations or any other work, labor, services or materials done for or supplied to Tenant, including, without limitation, the installation, maintenance (or failure to maintain) or removal of Tenant's Corridor Signs. Landlord shall give reasonable prior written notice to Tenant that Landlord is seeking to be indemnified by Tenant, and Landlord will reasonably cooperate with Tenant in Tenant's efforts to indemnify Landlord. If any action, suit or proceeding arising from any of the foregoing is brought against Landlord, Tenant will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Tenant (which counsel shall be reasonably satisfactory to Landlord). If and to the extent that the foregoing provisions of this Section 19.3 may be unenforceable for any reason, Tenant hereby agrees to make the maximum contribution to payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

      19.4 Landlord hereby releases Tenant from any liability to Landlord on account of, and hereby agrees to indemnify, defend, and hold Tenant and its agents, employees,


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

contractors, officers, directors, shareholders, partners, partners of such partners (disclosed or undisclosed) harmless from, any and loss, liability, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising from personal injury, death, or property damage (subject to Sections 17.4 and 17.6) occurring in or about the Premises or Building and proximately caused by the negligence or willful misconduct of Landlord, its agents, contractors, employees, invitees or licensees.

      19.5 When the claim is determined to have been caused by the joint negligence or willful misconduct of Landlord and Tenant or the indemnifying party and a third-party unrelated to the indemnifying party, except the indemnifying party's agents, employees, or invitees, the indemnifying party's duty to defend, indemnify, and hold the indemnified party harmless shall be in proportion to the indemnifying party's allocable share of the joint negligence or willful misconduct.

      19.6 The indemnifying party shall pay to the indemnified party, within thirty (30) days after written demand therefor, sums equal to all losses and other liabilities referred to in Section 19.3 or 19.4, as applicable. The indemnifying party shall not be subject to, or liable for, any consequential damages whatsoever under this Article 19. The obligations of indemnifying party under this Article 19 shall survive the expiration or earlier termination of this Lease.

                      20.    ASSIGNMENT AND SUBLETTING.

      20.1 Neither this Lease nor any part hereof, nor the interest of Tenant thereunder, shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered, sublet or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest, and neither the Premises nor any part thereof shall be encumbered in any manner by reason of any act or omission on the part of Tenant, or anyone claiming under or through Tenant, or shall be sublet or be used, occupied or utilized for desk space or for mailing privileges by anyone other than Tenant or a Related Entity (or, solely with respect to utilization for desk space or mailing privileges, by any persons or entities with which Tenant has an on-going business relationship), without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, except as expressly otherwise provided in this Article.

      20.2 (a) Tenant's right at any time during the Term to sublet all or any part of the Premises (or to subsublet all or any part of the 25th Floor Premises at any time before the Lease Commencement Date together with a sublease of the same portion of the 25th Floor Premises that is intended as a continuation after the Lease Commencement Date of the proposed subsubletting before the Lease Commencement Date) shall be subject to the following conditions:

                 (i) The nature of the proposed subtenant's business and its reputation is in keeping with the character of the Building as a Class A office building and its tenancies and such subtenant shall not be a governmental agency or charitable organization or a corporation or other organization whose operations are or would be subject to ISRA;

                 (ii) The purposes for which the proposed subtenant intends to use the applicable portion of the Premises are uses expressly permitted by this Lease;

                 (iii) Any such subletting will result in there being no more than three (3) occupants (including Tenant and its Related Entities, which collectively shall count as one (1) occupant, and all subtenants) of the Premises;

                 (iv) The proposed sublease shall prohibit any assignment or further subletting, except in compliance with this Section 20.2;

                 (v) No Event of Default shall have occurred and be continuing hereunder;

                 (vi) The proposed subtenant shall not then be a tenant in the Building or a person which has submitted to Landlord, or to which Landlord has submitted, a bona fide written proposal for the rental of comparable space in the Building (meaning space equivalent in size and location to the proposed sublease space) at any time within a period of three (3) months prior to the date Landlord's consent was sought for subleasing to such tenant or person;

                 (vii)  No subletting shall be for a term ending later than one
      (1) day prior to the expiration of the Term;

                 (viii) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate;

                 (ix) Each sublease shall provide that, if by reason of a default on the part of Tenant under this Lease, this Lease or the leasehold estate created hereunder is terminated, then such subtenant shall, at the option of Landlord, which shall be exercised in the sole and absolute discretion of the Landlord, attorn to Landlord on the terms and conditions set forth in the sublease, and will recognize Landlord as such subtenant's Landlord under such sublease, provided that Landlord accepts such attornment, having no obligation to do so;

                 (x) Tenant shall have the right to advertise the availability of space for subleasing, provided however that Tenant does not publish in any such advertisement an asking rental for sublease space which is in excess of ten percent (10%) below the Base Rent which Tenant is then paying Landlord. Nothing in this paragraph shall prevent Tenant from entering into a sublease for a rent which is in excess of ten percent (10%) below the Base Rent which Tenant is then paying under this Lease; and

                 (xi) Tenant shall give Landlord a Notice containing: (a) the material terms of the proposed sublease, (b) information relevant to subparagraphs (i) and (ii) above, and (c) a certification that the remaining requirements of this Section 20.2(a) have been or will be met.

            (b) Landlord shall, within twenty (20) days after receiving the information under Subsection 20.2(a)(xi), give Notice to Tenant specifying Landlord's consent or withholding of consent to the proposed sublease (which consent shall not be unreasonably withheld, conditioned or delayed more than twenty (20) days after receiving the information under Subsection 20.2(a)(xi)). If Landlord withholds consent, Landlord shall specify the reasons for the withholding of such consent. If Landlord does not give Notice as described above within the aforesaid twenty (20) day period, then Tenant may sublease part or all of the Premises upon the terms Tenant gave in the information under Section 20.2(a)(xi). Tenant shall within five (5) days after execution thereof, deliver to Landlord an executed copy of such sublease, duly executed by Tenant and by the sublessee.

      20.3 (a) Notwithstanding anything contained in this Article 20, in the event that at any time during the Term (or at any time before the Lease Commencement Date that is during the term of the Sublease) Tenant desires to assign its entire interest in this Lease (with its entire interest in the Premises under the Sublease in case of a proposed assignment before the Lease Commencement Date), Tenant:

                 (i) shall submit to Landlord a Notice setting forth the name and address of the proposed assignee and a detailed description of such person's business and financial references (including its most recent balance sheet and income statements certified by its chief financial officer or a certified public accountant), and any other information reasonably requested by Landlord; and

                 (ii) shall submit to Landlord (a) the material terms of the proposed assignment and (b) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that in connection with the proposed assignment may be made against Landlord by any brokers or other persons claiming a commission or similar compensation arising out of the assignment of this Lease.

            (b) Tenant may at any time during the Term (or at any time before the Lease Commencement Date that is during the term of the Sublease) assign its entire interest in this Lease (with its entire interest in the Premises under the Sublease in case of a proposed assignment before the Lease Commencement
Date), subject to Landlord's consent, which consent shall not be unreasonably withheld or delayed, and subject to the following conditions:

                 (i) The proposed assignee has, at the time of the proposed assignment (as shown by audited financial statements), a good ability to pay and perform Tenant's obligations under this Lease as they are incurred, as reasonably determined by Landlord;

                 (ii) The nature of the proposed assignee's business and its reputation is in keeping with the character of the Building as a Class A office building and its tenancies and such assignee shall not be a governmental agency, charitable organization or a corporation or other organization whose operations are or would be subject to ISRA;

                 (iii) The purpose for which the proposed assignee intends to use the Premises are uses expressly permitted by this Lease; and

                 (iv) No Event of Default shall have occurred and then be continuing hereunder.

            (c) Landlord shall, within twenty (20) days after receiving all of the information under Subsections 20.3(a)(i) and (ii) and Subsections 20.3(b)(i) and (ii) give Notice to Tenant to permit or deny the proposed assignment (which permission shall not be unreasonably withheld, conditioned or delayed more than twenty (20) days after receiving the information under Subsection 20.3(a)(i)) and (ii) and Subsections 20.3(b)(i) and (ii)). If Landlord denies consent, it shall explain the reasons for the denial. If Landlord does not give Notice within the twenty (20) day period, then Tenant may assign this Lease of the entire Premises upon the terms Tenant gave in the information under Subsections 20.3(a)(i) and (ii) or Subsections 20.3(b)(i) and (ii), as applicable.

            (d) In the event that Tenant fails to execute and deliver the assignment with the prospective assignee within six (6) months after Tenant shall have delivered the Notice described in Sections 20.3(a) and (b) relating to such prospective assignee, then Tenant shall again comply with all the provisions and conditions of this Section 20.3 before assigning this Lease.

            (e) No assignment of part of this Lease (other than to a successor or Related Entity) shall be permitted. Tenant shall within ten (10) days after execution of an assignment, deliver to Landlord a duplicate original instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and by the assignee, in which such assignee shall assume performance of all of the provisions of this Lease and evidence reasonably satisfactory to Landlord that the provisions of this Sections 20.3(a) and (b) have been satisfied. No assignment of this Lease shall serve to relieve Tenant of its obligations hereunder, including, without limitation, the obligation to pay Base Rent and Additional Rent.

      20.4 (a) If this Lease be assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord shall apply the net amount collected to satisfaction of the obligations on the part of Tenant to be performed, but no assignment, subletting, occupancy, or collection or application of rent collected from a subtenant or occupant shall be deemed a waiver of any of the provisions of Section 20.1, or the acceptance of the assignee, subtenant, or occupant as a tenant, or be deemed to relieve, impair, release, or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenant's part to be performed. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not in any way be deemed consent to, or be deemed to relieve Tenant from obtaining Landlord's written consent to, any other or further assignment, transfer, encumbering or subletting. References in this Lease to use or occupancy by anyone other than Tenant shall include, without limitation, subtenants, licensees and others claiming under Tenant or under any subtenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or the Premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by Notice to Tenant. Tenant agrees to pay, as Additional Rent, within ten (10) business days of Tenant's receipt of an invoice therefor, Landlord's reasonable attorneys' fees and disbursements incurred by Landlord (to a maximum of $2,000 in each instance) in connection with any proposed assignment or sublease.

            (b) Notwithstanding anything to the contrary contained herein, if Tenant shall actually receive any consideration from its assignee (other than a successor or Related Entity) in connection with the assignment of this Lease, Tenant shall pay over to Landlord fifty percent (50%) of the consideration actually received within ten (10) business days after such consideration is received by Tenant (including, without limitation, sums paid for the sale of Tenant's Work or any Alterations) reduced by (a) the net unamortized or undepreciated cost of Tenant's Work or any Alterations, determined on the basis of an amortization or depreciation period for the then remaining Term; (b) reasonable brokerage commissions actually incurred by Tenant in connection with such assignment, (c) reasonable attorney's fees actually incurred by Tenant in connection with such assignment, (d) reasonable advertising fees actually incurred by Tenant in connection with such assignment, (e) the cost of reasonable alterations and reasonable rent concession period for the benefit of such assignee, and (f) all other reasonable out-of-pocket expenses paid by Tenant directly (or actual costs incurred such as rent abatements granted) in connection with such assignment.

      20.5 (a) Tenant may assign this Lease to, sublet all or part of the Premises to, or permit all or part of the Premises to be used or occupied by, a Related Entity for any of the Permitted Uses without any requirement of obtaining Landlord's consent, but only for such period as such Related Entity occupies the portion of the Premises sublet for any of the Permitted Uses and, except as may be reasonably approved by Landlord as of the time of any change of control, such Related Entity continues to control, continues to be controlled by or remains under common control with Tenant, subject, however, to compliance with Tenant's obligations under this Lease. At such time a Related Entity which receives an assignment of this Lease or sublets all or substantially all of the Premises does not meet the foregoing requirements, such Related Entity and Tenant must comply with the provisions of Sections 20.2 and 20.3. For the purposes of this Article 20, a "Related Entity" shall mean any corporation or other entity (i) created by merger, reorganization or recapitalization or any other combination of or with Tenant, (ii) which purchases fifty (50%) percent or more of Tenant's assets or stock, or (iii) which controls, is controlled by, or is under common control with Tenant, but only for such period as such Related Entity occupies the portion of the Premises sublet (or the entire Premises, in the case of an assignment) for any of the Permitted Uses and such Related Entity has (as shown by audited financial statements) a good ability to pay the Tenant's obligations under this Lease as they are incurred as reasonably determined by Landlord. For the purposes hereof, "control" shall be deemed to mean possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such partnership, corporation or other business entity, through the ownership of partnership interests, voting securities, by contract or otherwise. Tenant shall provide Landlord with an executed copy of any sublease with a Related Entity prior to the effective date thereof.

            (b) In the event Tenant sublets all or any part of the Premises to anyone (other than a Related Entity) for rents which exceed the Base Rent and Tenant's Proportionate Share of Operating Expenses and other costs payable for the subleased space under this Lease, Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of any Net Profits that Tenant actually receives from such subletting. The term "Net Profits" shall mean (x) the excess of such rents under any sublease for the Premises over the Base Rent and Tenant's Proportionate Share of Operating Expenses and other costs payable for the subleased space under this Lease, less (i) brokerage commissions actually incurred by Tenant in connection with such subletting, (ii) reasonable attorneys' fees actually incurred by Tenant in connection with such subletting,
(iii) reasonable advertising fees actually incurred by Tenant in connection with such subletting, (iv) the cost of any reasonable alterations and reasonable rent concession period for the benefit of such subtenant, (v) all other reasonable out-of-pocket expenses paid by Tenant (or costs incurred such as rent abatements granted) directly in connection with such subletting, and (vi) the unamortized cost of Tenant's Work or any Alterations. Landlord's portion of Net Profits shall be paid to Landlord by Tenant after Tenant has been paid the costs set forth in this Section 20.5(b) within ten (10) business days after Tenant receives same. If in connection with any such subletting Tenant is to receive an amount from the subtenant for the sale of Tenant's Work or any Alterations, Tenant shall pay Landlord, as Additional Rent, within ten (10) business days of Tenant's receipt of same, fifty percent (50%) of such amount, after deduction of any net unamortized or undepreciated cost of such Tenant's Work or Alterations.

                       21. SUBORDINATION AND ATTORNMENT.

      21.1 This Lease and all rights of Tenant hereunder are subject and subordinate in all respects to (a) the Building Lease to Landlord by Master Landlord, the Amended and Restated Lease of the Land to Master Landlord by 101 Hudson Street Associates dated December 29, 1989, and, subject to Section 21.4, all future ground leases, operating leases, superior leases, overriding leases and underlying leases of the Land and the Building or any portion thereof (collectively, including the applicable items set forth in subdivision (d) of this Section 21.1, the "Superior Lease") whether or not the Superior Lease shall also cover other lands or buildings, (b) all mortgages and building loan agreements, including leasehold mortgages and spreader and consolidation agreements which may now (Landlord represents to Tenant that there are none on the date hereof) or, subject to Section 21.4, hereafter affect the Land, the Building or the Superior Lease (collectively, including the applicable items set forth in subdivisions (c) and (d) of this Section 21.1, the "Superior Mortgage"), whether or not the Superior Mortgage shall also cover other lands or buildings or leases, (c) each advance made or to be made under the Superior Mortgage, and (d) all renewals, modifications, replacements, substitutions and extensions of the Superior Lease and the Superior Mortgage. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver, at its own cost and expense, any instrument, in recordable form, that Landlord, the landlord under any Superior Lease (the "Superior Landlord") or the holder of any Superior Mortgage (the "Superior Mortgagee") may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instrument within thirty (30) days after request

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

therefor, Tenant shall be in default hereunder. Any Superior Mortgagee may elect that this Lease shall have priority over such Superior Mortgage and, upon notification thereof by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage, whether this Lease is dated prior to or subsequent to the date of such Superior Mortgage. If, in connection with the obtaining, continuing or renewing of financing for which the Building, Land or the interest of the lessee under the Superior Lease represents collateral, in whole or in part, any bank, insurance company, pension fund or other lending institution shall request reasonable modifications of this Lease as a condition of its granting such financing, Tenant will not unreasonably withhold its consent thereto; provided, that, such modifications do not increase the Base Rent or Additional Rent payable by Tenant hereunder or increase the obligations of Tenant hereunder or adversely affect Tenant's rights hereunder.

      21.2 Upon any termination of the Building Lease, by summary proceedings or otherwise, Tenant shall, without further instruments of attornment, attorn to the Master Landlord under the Building Lease so long as Master Landlord shall recognize the rights of Tenant under the terms of this Lease.

      21.3 For purposes of this Section 21.3, the term "Successor Landlord" shall mean and include (i) any person, including but not limited to any Superior Landlord or Superior Mortgagee, who, prior to the termination of this Lease, acquires or succeeds to the interest of Landlord under this Lease through summary proceedings, foreclosure action, assignment, deed in lieu of foreclosure or otherwise, and (ii) the successors and assigns of any person referred to in clause (i) of this sentence. Upon any Successor Landlord's so acquiring, or so succeeding to, the interest of Landlord under this Lease, Tenant shall, at the election and upon the request of the Successor Landlord, and without further instruments of attornment, fully attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease upon the then executory terms of this Lease so long as such Successor Landlord shall recognize the rights of Tenant under the terms of this Lease. No Successor Landlord shall be bound by any prepayment of rent or additional rent for more than one month in advance of the date of payments specified herein or any amendment or modification of this Lease made without the consent of such Successor Landlord after it becomes a Successor Landlord and Tenant receives notices thereof. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any Superior Lease is terminated. The foregoing provisions of this Section shall inure to the benefit of any such Successor Landlord, shall be self-operative, and no further instrument shall be required to give effect to said provisions. Upon demand of any such Successor Landlord, Tenant agrees to execute instruments to evidence and confirm the foregoing provisions of this Section reasonably satisfactory to any such Successor Landlord. Nothing contained in this Section 21.3 shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

      21.4 Landlord represents to Tenant that there is no Superior Mortgage in existence on the date of this Lease; and as already stated in Section 2.1, Landlord shall indemnify and hold Tenant harmless from and against any and all losses, damages and liabilities (including reasonable attorneys fees) which Tenant my suffer or incur as a result of any breach or default by Landlord under the Building Lease or under Section 41.10 of this Lease. This Lease and all rights of Tenant hereunder shall be subject and subordinate to any future Superior Lease or

Superior Mortgage if but only if the Superior Lease or Superior Mortgage shall provide or the Superior Landlord or Superior Mortgagee shall agree that the Tenant's right of peaceful and quiet possession of the Premises pursuant to the terms and provisions of this Lease will not be disturbed or terminated for any reason so long as no Event of Default shall have occurred and be continuing pursuant and subject to the terms and conditions (other than this Section 21.4) of this Lease.

      21.5 In the event that any Building Lease or any other Superior Lease in effect on the Lease Commencement Date as to the 37th Floor Premises shall remain in effect on the Lease Commencement Date as to the 25th Floor Premises, Landlord shall cause each Superior Landlord under each such Superior Lease to agree with and for the benefit of Tenant that the Tenant's right of peaceful and quiet possession of the Premises pursuant to the terms and provisions of this Lease will not be disturbed or terminated for any reason so long as no Event of Default shall have occurred and be continuing pursuant and subject to the terms and conditions (other than this Section 21.4) of this Lease.

                     22.   ACCESS; CHANGE IN FACILITIES.

      22.1 All parts (except non-glass surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, stairs, landings and roofs adjacent to the Premises, all space in or adjacent to the Premises used for columns, shafts, stacks, stairways, risers, elevator shafts and machinery, conduits, air conditioning rooms, telephone rooms, fan rooms, heating, ventilating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building equipment, and the use thereof (provided, that the foregoing list shall not include Tenant's personal property and trade fixtures, as well as access thereto through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alteration and repair) are, subject to the express provisions hereof, hereby exclusively reserved to Landlord along with the right, at any time and without incurring any liability to Tenant therefor, to make any change in or to the Building and the Building equipment, as well as in the entrances, doors, lobbies, interior and exterior plaza areas, corridors, elevators, Building stairs, landings, toilets and other public parts of the Building, that Landlord may reasonably deem necessary or desirable, provided that any such change (a) does not unreasonably deprive Tenant of access to the Premises, or (b) does not materially and adversely interfere with the use or usable area of the Premises or the services furnished to the Premises for an unreasonable length of time.

      22.2 Subject to the provisions of clauses (a) and (b) of Section 22.1, Landlord may install, use, control and maintain pipes, fans, ducts, wires and conduits within or through the walls, columns and ceilings of the Premises. Tenant hereby grants Landlord access through the Premises in connection with Landlord's installation, use, control and maintenance of such pipes, fans, ducts, wires and conduits. Where access doors are required by Landlord in or adjacent to the Premises for mechanical trades, Landlord shall furnish them and have all keys to such access doors. Tenant shall cooperate with Landlord in the location of Landlord's access doors for such facilities.

      22.3 Landlord shall have the right to take all reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including, without

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

limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause or for drill purposes.

      22.4 Landlord or Landlord's agents (and Master Landlord and its agents) shall have the right to enter the Premises after reasonable prior notice at any reasonable times during Business Hours, except in the event of an emergency, for any of the purposes specified in this Article and (a) to examine the Premises or for the purpose of performing any obligation of Landlord or exercising any right reserved to Landlord in this Lease (or to the Superior Landlord in any Superior Lease); (b) to exhibit the Premises to prospective mortgagees or purchasers of the Building; (c) to exhibit the Premises to prospective tenants, but only within the last twelve (12) months of the Term; (d) to make or cause to be made such repairs or improvements, or to perform such maintenance, including the maintenance of Building equipment, as Landlord may deem necessary or desirable or required by any Governmental Authority, Legal Requirement or Insurance Requirement; and (e) to take into and temporarily store, during the course of such repairs, improvements or maintenance, upon the Premises all materials that may be required in connection therewith. If Tenant, its agents or employees shall not be present or shall not permit an entry into the Premises at any time when such entry shall be permissible, Landlord may use a master key or forcibly (if it has reasonable cause to do so) enter the Premises without any liability therefor, provided Landlord shall utilize appropriate due care in such circumstances while in the Premises.

      22.5  The exercise of any rights retained by Landlord pursuant to this
Article 22 shall be without liability to Tenant or any person claiming through Tenant for damage or injury to property, person (while in the Premises or at the Building on its way to or from the Premises) or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use of possession or giving rise to any claim for setoff or abatement of Base Rent or Additional Rent. If Landlord causes damage to Tenant's property through its negligence or willful misconduct in exercising the rights under in this Article 22, Landlord shall be liable for any damage or interruption of Tenant's business to the extent the damage or interruption is not covered by Tenant's insurance or the insurance Tenant is required to carry, pursuant to Article 17 hereof.



                        23.    RULES AND REGULATIONS.

      23.1 Tenant and Tenant's agents, employees, licensees and invitees will fully and promptly comply with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit C. Landlord shall at all times have the right to change such rules and regulations and/or Building services or to promulgate other rules and regulations and/or Building services in such manner as may be reasonably deemed advisable for safety, care, or cleanliness of the Building and related facilities or premises, and for preservation of good order therein, all of which rules and regulations and/or Building services, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations and/or Building services by the employees, servants, agents, visitors, licensees and invitees of Tenant. In the event of any conflict between the provisions of this Lease and the provisions of the rules and regulations, then the provisions of this Lease shall control. Landlord shall promulgate and enforce the Rules and Regulations in a non-discriminatory manner.

                         24.   DAMAGE OR DESTRUCTION.

      24.1 If the Premises or any part thereof shall be damaged or rendered untenantable by fire or other casualty (whether before or after January 1, 2011), Tenant shall give prompt Notice thereof to Landlord and, if this Lease is not terminated pursuant to any provision of this Article and, in case of any casualty occurring before January 1, 2011 the Sublease is not terminated pursuant to the terms thereof), Landlord, at Landlord's expense, shall perform (or cause the sublandlord under the Sublease to perform) Landlord's Restoration Work subject to Legal Requirements (including, without limitation, applicable zoning codes) then in effect, and Tenant, at Tenant's expense, shall perform Tenant's Restoration Work, with reasonable dispatch and continuity. Except as provided in Section 24.9, Base Rent and Additional Rent shall be equitably abated to the extent that the Premises shall have been rendered untenantable, such abatement shall commence on the date of such damage, and shall continue until the date the Premises shall no longer be untenantable or, in the event of Tenant Delay or any delay in Tenant's performance of Tenant's Restoration Work, until the date the Premises would have been tenantable but for such Tenant Delay or other delay in Tenant's performance of Tenant's Restoration Work; provided, however, should Tenant occupy a portion of the Premises for the conduct of its business during the period the repair work is taking place and prior to the date the Premises are no longer untenantable, the Base Rent and Additional Rent allocable to such occupied portion, based upon the proportion which the occupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

      24.2 "Landlord's Restoration Work" shall include all of the work necessary to repair, restore, replace and rebuild the Premises to substantially the same condition as that in which the Premises were immediately prior to the beginning of the fire or other casualty; provided, however, that Landlord's Restoration Work shall not include the repair, restoration, replacement or the rebuilding of
(i) any Tenant's Work or Tenant installed Alterations above the Building standard for same, (ii) any Tenant's Furnishings, or (iii) any part of the furniture, business equipment or other personal property which may have been placed by Tenant within the Premises.

      24.3  "Tenant's Restoration Work" shall, subject to Section 24.2, include
(i) Tenant's Work or Tenant's Furnishings, (ii) any Alteration made or installed by or on behalf of Tenant pursuant to Article 12 hereof or (iii) any part of the furniture, business equipment or other personal property which may have been placed by Tenant within the Premises.

      24.4 If only the Premises and not the remaining portion of the Building shall be materially damaged or rendered materially untenantable by fire or other casualty, Landlord shall, as promptly as possible, but no later than sixty (60) days after such casualty advise Tenant of the time period required by Landlord to Substantially Complete Landlord's Restoration Work, as estimated by the architect or general contractor hired to perform Landlord's Restoration Work. If the period necessary to Substantially Complete Landlord's Restoration Work exceeds two hundred and seventy (270) days, or occurs during the last twenty-four (24) months of the Term,

Tenant shall have the right to terminate this Lease by giving Notice to Landlord as promptly as possible, but in no event more than thirty (30) days from receipt of Landlord's Notice. If the period necessary to Substantially Complete Landlord's Restoration Work is less than two hundred and seventy (270) days, Landlord shall proceed to Substantially Complete Landlord's Restoration Work and Tenant shall have no right to terminate this Lease. In the event Landlord does not Substantially Complete Landlord's Restoration Work within two hundred and forty (240) days from the date of such casualty, as such date may be extended by up to thirty (30) days on account of (i) Tenant Delay or (ii) delays in Tenant's performance of Tenant's Restoration Work which result in delays in the performance of Landlord's Restoration Work or (iii) Force Majeure, Tenant may serve Notice on Landlord that this Lease shall automatically terminate on the thirtieth (30th) day following the date of such Notice as if such termination date were the Expiration Date, without prejudice to Landlord's and Tenant's rights under this Lease, unless, within thirty (30) days after Landlord's receipt of such Notice, Landlord shall have Substantially Completed Landlord's Restoration Work, in which case Tenant shall have no further right to terminate this Lease pursuant to this Section 24.4. In addition to the foregoing and to Tenant's rights of termination pursuant to Section 24.6, Tenant shall also have a right to terminate this Lease with respect to the 25th Floor Premises only if only the 25th Floor Premises and not the remaining portion of the Premises shall be materially damaged or rendered materially untenantable by fire or other casualty before the Lease Commencement Date for the 25th Floor Premises and as a result thereof Tenant is permitted to and does in fact terminate the Sublease in accordance with and pursuant to the terms and provisions thereof as they currently exist without modification or compensation of any kind being exchanged; and Tenant shall thereafter have a right to terminate this Lease with respect to the 37th Floor Premises on December 31, 2010 or on the first anniversary of the date of termination of this Lease with respect to the 25th Floor Premises, whichever is later.

      24.5 If the Building shall be so damaged by fire or other casualty that alteration or reconstruction of more than thirty percent (30%) of the rentable area of the Building, in Landlord's sole opinion, shall be required (whether or not the Premises shall have been so damaged) or if the Superior Mortgagee refuses to advance insurance proceeds to Landlord for the performance of Landlord's Restoration Work or adequate insurance proceeds are not otherwise available, then Landlord, at its option, may terminate this Lease, by giving Tenant ninety (90) days' Notice of such termination, within ninety (90) days after the date of such fire or other casualty. In the event that such Notice of termination shall be given, this Lease shall terminate as of the date provided in such Notice of termination with the same effect as if that date were the Expiration Date, without prejudice to Landlord's and Tenant's rights under this Lease in effect prior to such termination.

      24.6 If (x) the Building shall be so damaged by fire or other casualty that alteration or reconstruction of less than thirty percent (30%) of the rentable area of the Building, in Landlord's sole opinion, shall be required, or
(y) Landlord has elected not to terminate this Lease pursuant to Section 24.5, Landlord shall as promptly as possible, but no later than within ninety (90) days after such casualty advise Tenant of the time period required by Landlord to Substantially Complete Landlord's Restoration Work, as estimated by the architect or general contractor hired to perform Landlord's Restoration Work. If the period necessary to Substantially Complete Landlord's Restoration Work exceeds two hundred and seventy (270) days, Tenant shall have the right to terminate this Lease (together with a termination of the

Sublease) by giving Notice to Landlord (and sublandlord under the Sublease) as promptly as possible but no later than thirty (30) days from receipt of Landlord's Notice. If the period necessary to Substantially Complete Landlord's Restoration Work is less than two hundred and seventy (270) days, Landlord shall proceed to Substantially Complete Landlord's Restoration Work and Tenant shall have no right to terminate this Lease (except as provided in the final sentence of Section 24.4 hereof). In the event Landlord does not Substantially Complete Landlord's Restoration Work within two hundred and forty (240) days from the date of such casualty, as such date may be extended by up to thirty (30) days on account of (i) Tenant Delay or (ii) delays in Tenant's performance of Tenant's Restoration Work which results in delays in the performance of Landlord's Restoration Work or (iii) Force Majeure, Tenant may serve Notice on Landlord (and sublandlord under the Sublease) that this Lease (and the Sublease) shall terminate on the thirtieth (30th) day following the date of Tenant's Notice to Landlord; unless Landlord shall Substantially Complete Landlord's Restoration Work within thirty (30) days from the date of Tenant's Notice of termination, in which case Tenant shall have no further right to terminate this Lease (or the Sublease) pursuant to this Section 24.6 (or any similar provision of the Sublease).

      24.7 Landlord shall not be liable for any inconvenience to Tenant or injury to the business of Tenant resulting in any way from any such damage by fire or other casualty, or the repair thereof. Landlord will not carry insurance of any kind on any Tenant's Work, any Alterations or any personal property of Tenant (except to the extent that the same would be covered by restoration of the Building to the level of a Building standard "white box"), and Landlord shall not be obligated to repair any damage thereto, or replace the same, or bear any of the risk of loss with respect thereto.

      24.8 The provisions of this Article shall be considered an express agreement governing any case of damage to or destruction of the Building or the Premises or any part of either by fire or other casualty, and any law now or hereafter enacted which is inconsistent with the provisions of this Article 24 shall have no application.

      24.9 Notwithstanding any of the foregoing provisions of this Article, if, by reason of some negligent or wrongful action or inaction on the part of Tenant or any of its subtenants or their employees, agents, licensees or contractors, Landlord shall be unable to collect rental interruption or business interruption insurance, then, without prejudice to any other remedy which may be available against Tenant, the abatement of Base Rent and Additional Rent provided for in this Article shall not be effective to the extent same is uncollectible.

                           25.    EMINENT DOMAIN.

      25.1 In the event that all of the Land, the Building or the Premises shall be acquired or condemned by eminent domain or access to the Building or the Premises shall be permanently and materially restricted or reduced, this Lease shall terminate as of the date of the vesting of title in the condemning authority as if said date were the Expiration Date. If only a part of the Premises shall be so acquired or condemned then, except as otherwise provided in this Article, this Lease shall continue in full force and effect, but from and after the date of the vesting of title, the Base Rent shall be reduced by an amount equal to the product obtained by multiplying (i) the Base Rent in effect immediately prior to such condemnation by (ii) a fraction, the numerator of which is the number of rentable square feet of the Premises taken and the denominator of which is the number of rentable square feet of the Premises immediately prior to the condemnation. Tenant's Proportionate Share shall also be reduced to equal a fraction, the numerator of which is the number of rentable square feet of the Premises after the taking and the denominator of which is the number of rentable square feet of the Building after the taking. The Floor Common Area Proportionate Share for the Premises on any floor of the Building shall also be reduced to equal a fraction, the numerator of which is the number of rentable square feet of the Premises on such floor of the Building after the taking and the denominator of which is the number of rentable square feet of such floor of the Building after the taking. The aforesaid calculations shall be reasonably determined by Landlord, whose calculations shall be conclusive absent manifest error.

      25.2 If such a part of the Land or the Building shall be so acquired or condemned so that continued operation of the remaining portion of the Building shall be impracticable or uneconomical as reasonably determined by Landlord, then (i) whether or not the Premises shall be affected, Landlord may, within ninety (90) days following the date of vesting of title, give Tenant thirty (30) days' Notice of termination of this Lease or (ii) if more than fifteen percent (15%) of the total area of the then Premises is acquired or condemned, and the taking of such portion of the Premises renders the balance of the Premises unusable by Tenant for the Permitted Use, Tenant may, within ninety (90) days following the date upon which Tenant shall have received Notice of vesting of title, give to Landlord thirty (30) days' Notice of termination of this Lease. In the event any such thirty (30) day Notice of termination is given by Landlord or Tenant, this Lease shall terminate upon the expiration of said thirty (30) days with the same effect as if that date were the Expiration Date, without prejudice to Landlord's or Tenant's rights under this Lease in effect prior to such termination, and Rent shall be apportioned as of such date or sooner termination.

      25.3 In the event of any such acquisition or condemnation of all or any part of the Land or the Building, Landlord shall receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and agrees not to join in any claim made by Landlord and to execute all further documents that may be required in order to facilitate the collection of the award by Landlord. If the condemnation affects the Premises, Tenant shall, however, retain the right to make a separate claim for (i) the value of any personal property taken, (ii) its moving expenses, and (iii) its loss of business; provided same does not diminish or delay the award otherwise obtainable by Landlord.

      25.4  Upon Landlord's receipt of the condemnation award referred to in
Section 25.3, and provided that this Lease has not been terminated pursuant to the provisions of Section 25.1 or Section 25.2, Landlord shall promptly perform Landlord's Restoration Work to the extent such condemnation award is sufficient for such purpose, the Superior Mortgagee has agreed in writing to advance the condemnation award to Landlord for the performance of Landlord's Restoration Work and provided Landlord receives all permits and approvals necessary to perform Landlord's Restoration Work and all such permits and approvals are final and nonappealable (or the time for appeal has expired). Tenant shall perform Tenant's Restoration Work (to the extent that the same would not be performed by Landlord's restoration of the Building to the level of a Building standard "white box") whether or not Tenant's award is sufficient for such purpose. Notwithstanding the provisions of Section 24.4 and
25.4 hereof, if Landlord shall advise Tenant that the period necessary to Substantially Complete Landlord's Restoration Work exceeds two hundred and seventy (270) days, Tenant shall have the right to terminate this Lease, subject to the terms of this Section 25.4, by giving Notice to Landlord as promptly as possible, but in no event more than thirty (30) days from receipt of Landlord's Notice from Landlord. If the period necessary to Substantially Complete Landlord's Restoration Work is less than two hundred and seventy (270) days, Landlord shall proceed to Substantially Complete Landlord's Restoration Work and Tenant shall have no right to terminate this Lease. In the event Landlord does not Substantially Complete Landlord's Restoration Work within two hundred and forty (240) days from the date Landlord receives the condemnation award, as such date may be extended by up to thirty (30) days on account of (i) Tenant Delay or
(ii) delays in Tenant's performance of Tenant's Restoration Work which result in delays in the performance of Landlord's Restoration Work or (iii) Force Majeure, or if Landlord gives Tenant Notice that the time necessary to Substantially Complete Landlord's Restoration Work exceeds two hundred and seventy (270) days, Tenant may serve Notice on Landlord (and sublandlord under the Sublease) that this Lease (together with a termination of the Sublease) shall automatically terminate on the thirtieth (30th) day following the date of such Notice as if such termination date were the Expiration Date, without prejudice to Landlord's and Tenant's rights under this Lease, unless within thirty (30) days after Landlord's receipt of such Notice, Landlord shall have Substantially Completed Landlord's Restoration Work, in which case Tenant shall have no further right to terminate this Lease (or the Sublease) pursuant to this Section 25.4 (or any similar provision of the Sublease). In addition to the foregoing, Tenant shall also have a right to terminate this Lease with respect to the 25th Floor Premises only if, as a result of an acquisition or taking before the Lease Commencement Date for the 25th Floor Premises, Tenant is permitted to and does in fact terminate the Sublease in accordance and pursuant to the terms and provisions thereof as they currently exist without modification or compensation of any kind being exchanged; and Tenant shall thereafter have a right to terminate this Lease with respect to the 37th Floor Premises on December 31, 2010 or on the first anniversary of the date of termination of this Lease with respect to the 25th Floor Premises, whichever is later.

      25.5 If the temporary use or occupancy of all or part of the Premises shall be condemned or taken, this Lease shall remain unaffected by such condemnation or taking and Tenant shall continue to be responsible for all of its obligations hereunder (except to the extent prevented from so doing by reason of such condemnation or taking) and it shall continue to pay the Base Rent and Additional Rent as provided hereunder. Tenant shall have the right to claim, prove and receive so much of any award for such condemnation or taking for temporary use or occupancy as represents compensation for the use and occupancy of the Premises and, if so awarded, for the loss of value or utility of Tenant's personal property, Tenant's Work and any Alterations and Tenant's moving expenses, up to and including the Expiration Date or the date of termination of the condemnation or taking for temporary use or occupancy, whichever is earlier, and Landlord shall be entitled to claim, prove and receive the balance of any such award. Notwithstanding the foregoing, however, the rights and interests of Landlord and Tenant to any award received or receivable with respect to a condemnation or taking for temporary use or occupancy shall be in all other respects governed by the applicable provisions of the Superior Lease and/or the Superior Mortgage.

      25.6 If the grade of any street upon which the Land is situated or abuts shall be changed, this Lease shall nevertheless continue in full force and effect, and Landlord shall be entitled to collect and keep the entire award that may be made. Tenant hereby assigns to Landlord all of its right in and to every such award or any part thereof.

      25.7 If (x) all or any part of the Parking Garage is condemned or taken by any Governmental Authority for any purpose, provided Landlord obtains substitute parking for Tenant as close to the Building as is reasonably possible, or (y) any part of the Land or a portion of the street level of the Building not necessary for convenient access to and from the Premises is condemned or taken by any Governmental Authority in connection with the construction and operation of a light rail transit system in the area in which the Building is located, then, in either event, this Lease shall continue in full force and effect and Landlord shall be entitled to receive the entire award in the condemnation proceeding(s) in connection therewith, and Tenant hereby assigns to Landlord all its right, if any, in and to any such award(s) or any part thereof and any such condemnation or taking shall in no event give rise to any right on Tenant's part to seek a reduction in Rent payable hereunder or to terminate this Lease.

      25.8 The terms "condemnation" and "acquisition" as used herein shall include any agreement in lieu of or in anticipation of the exercise of the power of eminent domain between Master Landlord or Landlord and any Governmental Authority authorized to exercise the power of eminent domain.

                      26.    CONDITIONS OF LIMITATION.

      26.1 This Lease and the Term and estate hereby granted are subject to the limitations that:

            (a) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or commence an action under the Bankruptcy Code, or shall be adjudicated a debtor, or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of Tenant's property; or

            (b) if, within sixty (60) days after the commencement of any proceeding and/or action against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been stayed or dismissed, or if, within sixty (60) days after the appointment of any trustee, custodian, receiver or liquidator of Tenant or of all or any substantial part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any substantial part of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied; or


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            (c)  if Tenant shall default in the payment when due of any Base
Rent or Additional Rent and Tenant shall fail to remedy such default within ten
(10) business days after Landlord's notice of such default; or

            (d) if Tenant shall default in the performance of any term of this Lease on Tenant's part to be performed (other than the payment of Base Rent and Additional Rent) and Tenant shall fail to remedy such default within thirty (30) days after Notice of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days if Tenant shall not (x) promptly upon the giving by Landlord of such Notice, advise Landlord of Tenant's intention to institute all steps necessary to remedy such situation, (y) promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (z) complete such remedy within a reasonable time after the date of the giving of said Notice by Landlord and in any event prior to such time as would either (i) subject Landlord, Landlord's agents, any Superior Landlord or Superior Mortgagee to criminal prosecution or civil liability, including, without limitation, the imposition or threatened imposition of an order to vacate or revocation or suspension of the certificate of occupancy for the Building or the Premises, or (ii) cause a default under any Superior Lease or any Superior Mortgage; or

            (e) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted under Article 20;

then in any of said events, an "Event of Default" shall be deemed to exist.

                              27.    REMEDIES.

            If an Event of Default shall exist, the following provisions shall apply and Landlord shall have the rights and remedies set forth therein which rights and remedies may be exercised upon or at any time following the occurrence and during the continuation of the Event of Default:

      27.1 (a) Landlord, at its option, may on ten (10) days' prior written notice to Tenant, in lieu of any further damages and as liquidated and agreed final damages, require Tenant to pay a sum equal to the amount by which the Base Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term exceeds the fair and reasonable rental value of the Premises for the same period (with both amounts being discounted to present value at a rate of interest equal to the Prime Rate). If before proof of such liquidated damages to any court, commission or tribunal, the Premises or any part thereof shall be relet by Landlord on arms-length terms to an unrelated third party for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting will be deemed prima facie, to be the fair and reasonable rental value for the part or whole of the Premises so relet during the term of the reletting.

            (b) Notwithstanding the foregoing or the application of any rule of law

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based on election of remedies or otherwise, if Tenant fails to pay the liquidated damage rent, pursuant to sub-paragraph (a) above in full when due, Landlord thereafter shall have the right by Notice to Tenant, (i) to terminate Tenant's further right to possession of the Premises, or (ii) to terminate this Lease under Section 27.2 below, and to recover by an action at law all Base Rent and Additional Rent; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord as determined by the applicable provisions of Sections 27.3 and 27.4 below.

      27.2 (a) By Notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the Notice of termination and in such case, Tenant's rights, including any based on any option to renew, and to the possession and use of the Premises shall end absolutely as of the termination date; and this Lease shall also terminate in all respects except for the provisions hereof regarding Environmental Matters, Landlord's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination, including the payment of Base Rent and Additional Rent, and except for any other provisions hereof that this Lease expressly states shall survive a termination hereof.

            (b) Following such termination (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; using legal process, and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any Notice to quit or any other further Notice, with or without legal process or proceedings, and in so doing Landlord may remove Tenant's property (including any Alterations to the Premises made by Tenant), as well as the property of others as may be in the Premises, and make disposition thereof in such a manner as is lawful and Landlord may deem to be commercially reasonable and necessary under the circumstances.

            (c) Following such termination, Tenant shall comply with ISRA if applicable to Tenant's operations at the Premises and all other applicable provisions in Article 35 of this Lease. The costs of complying with ISRA or of obtaining a "nonapplicability letter" and the costs of any cleanup, filing, or testing shall be the sole responsibility of Tenant and shall be deemed to be Additional Rent and shall be included as part of Landlord's damages under the provisions of Section 27.4(a) of this Lease. Landlord shall have no obligation under this Section 27.2(c) to mitigate the requirements of any closure plan or Tenant's liability or responsibility thereunder.

      27.3  (a) Unless and until Landlord shall have terminated this Lease under
Section 27.2 above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term; and, in addition, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred. The termination of this Lease shall not relieve Tenant of its obligations to pay any Base Rent or Additional Rent which may be due, including any accelerated Base Rent or Additional Rent.


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

            (b) If Landlord either terminates Tenant's right to possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such terms and for such period(s) as Landlord may deem appropriate. Landlord shall make commercially reasonable efforts consistent with Landlord's customary practices to relet the Premises, but it is understood that Landlord shall have no obligation to relet the Premises to any prospective tenant so long as Landlord has other vacant space in the Building available for leasing to such tenant which such tenant prefers to the Premises.

      27.4 (a) The damages which Landlord shall be entitled to recover from Tenant shall be equal to the discounted value (determined using the Landlord's cost of funds at the time of the determination) of the sum of:

            (1) all Base Rent and Additional Rent accrued and unpaid as of the termination date; and

            (2) (i) all costs and expenses incurred by Landlord in recovering possession of the Premises, including reasonable counsel fees and the cost of removal and storage of Tenant's property, improvements and Alterations therefrom, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, or, in lieu thereof, the costs and expenses of remodeling or altering the Premises or any part for reletting the same, (iii) any costs incurred under Section 27.2(c), and (iv) the costs of reletting (exclusive of those covered by the foregoing (ii)) including brokerage fees and counsel fees; and

            (3) all Base Rent and Additional Rent (to the extent that the amount(s) of Additional Rent has been then determined) otherwise payable by Tenant over the remainder of the Term.

      Less (deducting from the total determined under sub-paragraphs (1)(2) and (3)) all rent and all other additional rent (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or any part thereof during or attributable to any period falling within what otherwise would have been the remainder of the Term.

            (b) The damage sums payable by Tenant under the preceding provisions of this Section 27.4 shall be payable on demand from time to time as the amounts (or additional amounts) are determined.

      27.5 Landlord shall have all rights and remedies now or hereafter existing at law with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Premises, including, without limitation, those set forth in N.J.S.A. 2A:18-53, R.S. 2:32-256, L1898, c.228, as amended, and all amendments, modifications and substitutions thereof hereafter enacted. No right or remedy herein conferred upon or reserved to Landlord or Tenant shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord and Tenant shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any


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covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

      27.6 Nothing herein contained shall limit or prejudice the right of Landlord to exercise any or all rights and remedies available to Landlord by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damage referred to above.

      27.7 No delay or forbearance by Landlord in exercising any right or remedy hereunder, or Landlord's undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter. Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by the Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach. Landlord's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant's previous default.

                        28.    SURRENDER OF PREMISES.

      28.1 No act or thing done by Landlord or its agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

      28.2 On the Expiration Date or upon the sooner termination of this Lease or upon any re-entry by Landlord upon the Premises, Tenant shall, at its sole cost and expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in good order, condition and repair except for (a) ordinary wear, tear, (b) damage by fire or other insured casualty and (c) any other repairs which are the obligation of Landlord under the provisions of this Lease, together with all improvements which have been made upon the Premises (except as otherwise provided for in this Lease and subject to the provisions of Articles 11 and 12). Tenant shall remove from the Premises and Building all of Tenant's personal property and personal effects of all persons claiming through or under Tenant, and shall promptly pay Landlord the cost to repair all damage to the Premises and the Building occasioned by such removal.

      28.3 Any Alterations or any personal property of Tenant which shall remain in the Premises after the termination of this Lease shall be deemed to have been abandoned and


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either may be retained by Landlord as its property or may be disposed of, at
Tenant's expense, in such manner as Landlord may determine; provided, that, no cash or cash equivalent left behind in the Premises by Tenant shall be deemed abandoned.

      28.4 In the event Tenant remains in possession of the Premises after the termination of this Lease without the consent of Landlord, Tenant, at the option of Landlord and without waiving the liability of Tenant, shall be deemed to be occupying the Premises as a tenant from month-to-month, at a monthly rental equal to one hundred fifty percent (150%) the Base Rent and one hundred percent (100%) of the Additional Rent payable during the last month of the Term, subject to all of the other terms of this Lease, insofar as the same are applicable to a month-to-month tenancy.

      28.5 Tenant's obligations under this Article 28 shall survive the expiration or earlier termination of this Lease.

                              29.    BROKERAGE.

      29.1 Tenant hereby represents that Tenant is not represented by any broker or brokers other than Broker in the negotiation of this Lease. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims including but not limited to claims for brokerage commissions or finder's fees by other brokers, liabilities, suits, costs and expenses including but not limited to reasonable attorney's fees and disbursements arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord hereby represents that it will pay the commission of Broker or any broker who represented Landlord in connection with this Agreement. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all claims, including but not limited to, claims for a brokerage commission or finder's fees by any brokers claiming to have represented Landlord in connection with this Lease and any liabilities, suits, costs and expenses, including, but not limited to, reasonable attorney fees and disbursements arising out of any inaccuracy or alleged inaccuracy of the above representation.

                     30.   TENANT ESTOPPEL CERTIFICATES.

      30.1 Tenant agrees to execute and return within twenty (20) days after request by Landlord, Master Landlord or the holder of any Superior Mortgage, a certificate prepared by Landlord and signed by Tenant (i) confirming the status of this Lease and this Lease Commencement Date, Base Rent Commencement Date and such other date as is reasonably requested, (ii) confirming to the best of Tenant's knowledge the absence of any defaults hereunder or if any such default shall exist, stating the nature thereof, (iii) stating the dates to which Base Rent and Additional Rent have been paid hereunder and the amounts thereof and
(iv) confirming and containing such other factual certifications and representations deemed appropriate by Landlord, Master Landlord or the holder of any Superior Mortgage. Tenant shall, as soon as possible but in any event within twenty (20) days following receipt of said proposed certificate from Landlord, return a fully executed and dated copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate (or a fully executed copy of a modified certificate acceptable to Landlord) to Landlord within the foregoing twenty (20) day period, then Tenant shall be deemed to have approved and confirmed all of the

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terms, certifications and representations contained in such certificate.

                      31. LANDLORD ESTOPPEL CERTIFICATES.

      31.1 Landlord agrees to furnish within twenty (20) days after request by Tenant a certificate signed by Landlord stating the date to which Base Rent and Additional Rent has been paid by Tenant and confirming the absence or existence of defaults hereunder of which Landlord has knowledge and confirming and containing such other reasonable and relevant factual certifications and representations requested by Tenant.

                               32.    NOTICES.

      32.1 Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

             (a) All Base Rent, Additional Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Fundamental Lease Provisions or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

             (b) All notices, requests, demands or other communications (each, a "Notice") with respect to this Lease, whether or not herein expressly provided for, shall be in writing and shall be given by hand delivery or by United States certified or registered mail, postage prepaid, return receipt requested, or by express mail or overnight courier, or by telecopier (with a requirement of confirmation of receipt if a Notice is sent by telecopier) to the parties at their respective addresses or telecopy numbers as set forth in the Fundamental Lease Provisions. Any such addresses for the giving of Notice may be changed by either party by giving Notice thereof to the other. Notices given by mail shall be deemed given three (3) business days after so mailed, except for any Notice of default, which shall be deemed given when received and except for Notices sent by telecopier, which shall be deemed given when sent.

                        33. JOINT AND SEVERAL LIABILITY.

      33.1 If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor. Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder. Any guarantee shall be a guarantee of payment and not a guarantee of collection.

                            34. PERSONAL LIABILITY.

      34.1 The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease or any claim in connection with this Lease or the Premises shall be limited to

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the interest of Landlord in the Land, the Building, the rents and other revenues therefrom and the Superior Lease, and in no event shall Tenant make any claim against the shareholders, officers, directors, individuals, members, partners or joint venturers of Landlord, or any members or partners of such members, partners or joint venturers, for any deficiency or other money judgment, however termed, nor shall any such shareholders, officers, directors, individuals, members, partners or joint venturers, or any members or partners of such members or partners or joint venturers, have or be subject to any personal liability and the assets of such parties shall not be subject to levy, attachment or other enforcement of a remedy sought by Tenant or anyone claiming by, through or under Tenant for any breach or claim hereunder or in connection herewith. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of a default by Landlord hereunder which does not involve the personal liability of Landlord.

                         35.   ENVIRONMENTAL MATTERS.

      35.1 Tenant represents and warrants that Tenant's NAICS (North American Industry Classification System) Number, as designated in the 2002 North American Industry Classification System Manual prepared by the Office of Management and Budget, and as set forth in the Fundamental Lease Provisions, is correct. Tenant further represents and warrants that Tenant's NAICS Number as set forth in the Fundamental Lease Provisions is not subject to ISRA as presently adopted and promulgated.

      35.2 Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of Hazardous Materials (as hereinafter defined). Tenant further covenants that it will not cause or permit to exist, as a result of an intentional or unintentional action or omission on Tenant's part, the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping from, on or about the Premises of any Hazardous Materials.

      35.3 (a) Tenant, its agents, employees, on-site contractors, and invitees, shall be in compliance with all applicable state, federal, and local environmental and safety laws and regulations required for Tenant's business, equipment, and operations on and in connection with the Premises, shall obtain and maintain all permits, licenses, and authorizations required for Tenant's business, equipment, and operations on and in connection with the Premises, shall comply with all terms and conditions of such permits, licenses, and authorizations, and shall comply with all applicable laws, statutes, rules, regulations, requirements, orders, and directives of Governmental Authorities including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C., Section 6901 et seq.); the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C., Section 9601 et seq.); ISRA; all applicable fire and municipal building codes, and any amendments thereto and any applicable guidelines or regulations promulgated thereunder (collectively, the "Applicable Laws"), to the extent the Applicable Laws relate to Tenant's Permitted Use of the Premises.

            (b) Tenant shall certify to Landlord, on request, that (i) to the best of Tenant's knowledge, Tenant, its agents, employees, on-site contractors, and invitees, are in compliance with the requirements of all Applicable Laws with respect to the Premises, (ii) no disposal of Hazardous Materials has occurred on, in or about the Premises for which Tenant is


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

responsible, and (iii) no release of Hazardous Materials has occurred on, in or about the Premises for which Tenant is responsible.

            (c) Tenant shall indemnify, defend, and hold Landlord and Master Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, and costs and expenses (including attorney's fees and court costs) which arise at any time during or after the Term as a result of or in connection with (i) Tenant's breach of any prohibition or requirements set forth in this Section, and (ii) any Hazardous Materials present or occurring in the Premises in violation of Applicable Laws as a result of Tenant's, its agents', employees', on-site contractors', or invitees', activities or omissions on or in connection with the Premises. This obligation by Tenant to indemnify, defend, and hold harmless Landlord includes, without limitation, costs incurred in connection with any investigation of site conditions, preparation of any remedial or cleanup plan, or any cleanup, remedial, removal, or restoration work required or undertaken by Landlord or any Governmental Authority because of any Hazardous Materials occurring or present in, on, under, or about the Premises, diminution in value of the Premises, damages for the loss or amenity of the Premises, and sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultant and laboratory fees, and expert's fees as a result of Tenant's, its agents', employees', on-site contractors' or invitees' activities or omissions on or in connection with the Premises. Without limiting the foregoing, if any Hazardous Materials attributable to Tenant, its agents', employees', on-site contractors', or invitees', or the activities of any of them, are found on, under or about the Premises, Tenant shall promptly take all actions, at its sole expense, necessary to return the Premises to the condition existing prior to the introduction of Hazardous Materials to the Premises in accordance with Applicable Laws; provided
(i) that, except in emergency situations (in which case Notice shall be given to Landlord as soon as practicable), Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld or delayed, and (ii) if it is impossible to return the Premises to such condition, as determined by Landlord in its reasonable judgment, then Tenant may substitute an alternative action which will achieve and maintain the safe condition of the Premises, if such alternative is acceptable to Landlord in its sole discretion.

      35.4 If Tenant's operations on the Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of ISRA, then prior to the expiration or sooner termination of this Lease or to any assignment of this Lease or any subletting of any portion of the Premises or any sale or refinancing of the Building, Tenant shall, at its expense, comply with all requirements of ISRA pertaining to the transfer or closure of any Industrial Establishment. Specifically in that regard, Tenant agrees that it shall cooperate with Landlord and shall (i) execute and deliver any affidavits, applications or other filings required by Landlord, (ii) allow inspections and testing of the Premises, and (iii) perform any requirements reasonably requested by Landlord necessary for the receipt of ISRA approval.

      35.5 Notwithstanding anything to the contrary in this Article 35, Tenant shall have no responsibility for any Hazardous Materials or environmental condition which is determined to have been in existence prior to the commencement of Tenant's occupancy of the 25th Floor Premises pursuant to the Sublease or of the 37th Floor Premises pursuant hereto.

      35.6   In the event that Tenant is not obligated to comply with Section
35.4 for any reason, including, without limitation, the inapplicability of ISRA to the Tenant, and if


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

Landlord shall reasonably believe that Tenant may be in breach of the terms of
Section 35.2 hereof, then prior to the expiration or sooner termination of this Lease or to any assignment of this Lease or any subletting of any portion of the Premises, Landlord shall cause a qualified independent environmental consultant (whose qualifications shall be reasonably satisfactory to Tenant) to make a preliminary inspection of the Premises for the purpose of determining whether or not it would be reasonable to require more detailed inspection, sampling and testing of the Premises to determine the existence of any hazardous substances or hazardous wastes.

      35.7 If as a result of the initial inspection the environmental consultant makes a written determination that there is a reasonable likelihood of the existence upon the Premises of Hazardous Materials (as a result of Tenant's, its agents', employees', on site contractors' or invitees' activities), then, to the extent the consultant reasonably determines the following procedures are necessary (and subject to Tenant's right to postpone action in order arbitrate in accordance with Article 36 the need therefor for so long as the postponement does not exacerbate any environmental condition requiring more immediate remediation), Tenant shall:

                 (i) prepare a detailed inspection and sampling plan for the Premises in form and substance satisfactory to Landlord;

                 (ii)  implement the approved inspection and sampling plan;

                 (iii) submit the results of the inspection and sampling plan to Landlord; and

                 (iv) after Landlord's review of the results of the inspection and sampling plan, comply with Landlord's requirements (including disclosure to the appropriate Governmental Authorities; if Tenant fails to make such disclosure, Landlord is authorized to make such disclosure and Landlord shall not be responsible for any liabilities resulting from such disclosure) for additional testing and/or perform cleanup and site detoxification of any and all areas identified by reason of the inspection and sampling plan, or additional testing, including, without limitation, any of Landlord's requirements, corresponding to those which DEP could require under ISRA if applied to Tenant and/or the Premises. All costs associated with Tenant's compliance with this Article 35, including, without limitation, Landlord's costs in reviewing the inspection and sampling plan and test results and developing a plan for and monitoring the cleanup and site detoxification, shall be paid by Tenant, as Additional Rent, within ten (10) days after receipt of an invoice therefor.

      35.8 In the event of Tenant's failure to comply in full with this Article 35, Landlord may, at Landlord's option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest until payment at the rate provided in Section 6.1. However, Tenant shall have no liability under this Article 35 for, and Landlord shall have no right to perform at Tenant's expense, remediation of any environmental condition in existence on the Lease Commencement Date except to the extent exacerbated by acts or omissions of Tenant or its agents, contractors or employees during the Term of this Lease or during the term of the Sublease.

      35.9 As used herein, the term "Hazardous Materials" means any hazardous, toxic, flammable, or explosive substance, material, or waste which is or becomes regulated by any Governmental Authority. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) petroleum,
(ii) asbestos, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C., Section 1317), (iv) defined as "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq., (v) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601 et seq., (vi) defined as a "hazardous substance" or "hazardous waste" under ISRA or the ISRA Rules, N.J.A.C. [cite] (vii) defined as a "hazardous substance" under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11(b)(k), or (viii) defined as a "hazardous" or "toxic" substance in any law similar to or in any amendment of any of the foregoing laws.

      35.10 This Article 35 shall survive the expiration or sooner termination of this Lease.

                              36.   ARBITRATION.

      36.1 If there is a dispute between Landlord and Tenant as to any matter under this Lease that makes specific reference to this Article 36, then such dispute shall, at the request of either party, be resolved solely by arbitration in Somerset County, New Jersey under the Expedited Procedures provisions (it being the intention of the parties that such provisions shall apply even if the amount at issue exceeds $50,000, notwithstanding the fact that such provisions provide otherwise) of the Commercial Arbitration Rules of the American Arbitration Association or any successor thereto (the "AAA"); provided, however, that with respect to any such arbitration, (i) the list of arbitrators shall be returned within five (5) days from the date of mailing; (ii) the parties shall notify the AAA by telephone, within four (4) days of any objections to the arbitrator appointed and shall have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to; (iii) the Notice of Hearing shall be four (4) days in advance of the hearing; (iv) the hearing shall be held within five (5) days after the appointment of the arbitrator; (v) the arbitrator shall have no right to award damages on account of any unreasonable or allegedly unreasonable withholding of any consent; and
(vi) the decision and award of the arbitrator shall be final and conclusive on the parties. The time periods set forth in this Article 36 are of the essence. If any party fails to appear at a duly scheduled and noticed hearing, the arbitrator is hereby expressly authorized to enter judgment for the appearing party.

      36.2 No later than twenty-four (24) hours prior to the scheduled hearing, Landlord and Tenant shall each: (i) first, simultaneously submit to the arbitrator and then (ii) second, simultaneously submit to the other such party's specific written proposal stating such party's last and final position and proposed award. Each such written proposal may be accompanied by such data and memoranda in support of the submitter's position as the submitter may deem reasonably necessary or appropriate in the circumstances.

      36.3 The arbitrator shall within three (3) business days (excluding Saturdays, Sundays and holidays) after the hearing choose either (a) Landlord's position with respect to all individual matters being arbitrated or (b) Tenant's position with respect to all such matters, in either case as set forth in the proposal described in this Article 36, whichever of the two considered in the aggregate ("a" or "b") the arbitrator believes is closer to the appropriate resolution of all such disputed matters. The arbitrator shall have no authority to establish or impose any solution or remedy other than "a" or "b" and may not combine elements of "a" and "b" to produce a hybrid award.

      36.4 The arbitrator conducting any Arbitration shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder which shall be binding and conclusive on the parties and shall constitute an "award" by the arbitrator within the meaning of the AAA rules and applicable law.

      36.5 The arbitrator shall be a qualified, disinterested and impartial person who shall have had at least ten (10) years experience in New York City in a calling connected with the matter of the dispute. Each party hereunder shall pay its own costs, fees and expenses in connection with any arbitration brought under this Article, and the expenses and fees of the arbitrators selected shall be shared equally by Landlord and Tenant.

                               37. NO RECORDING.

      37.1 Neither party shall have the right to record this Lease and same shall not be recorded. Any recording or attempted recording of this Lease by Tenant shall constitute an Event of Default.

                              38. SMOKING POLICY.

      38.1 No smoking is permitted in the Premises or Building. Tenant will inform each of its employees of Landlord's policy concerning smoking.

                            39. PROHIBITED PERSONS.

      39.1 Tenant represents and warrants to Landlord (i) that neither Tenant nor any person or entity that directly owns a ten percent (10%) or greater equity interest in it nor any of its officers, directors or managing members is a person or entity (each, a "Prohibited Person") with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including Executive Order 13224 (the "Executive Order") signed on September 24, 2001 and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism"), or other governmental action, (ii) that Tenant's activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 of the regulations or orders promulgated thereunder (as amended from time to time, the "Money Laundering Act"), and (iii) that throughout the term of this Lease, Tenant shall comply with the Executive Order and with the Money Laundering Act.

                           40.   SECURITY DEPOSIT.

      40.1 On the respective dates specified in the Fundamental Lease Provisions, Tenant shall deposit with Landlord the two installments of the Security Deposit in the amounts specified in the Fundamental Lease Provisions which shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease, including without limitation, the surrender of possession of the Premises to Landlord as herein provided. Failure by Tenant to deposit the Security Deposits in two installments on the dates specified in the Fundamental Lease Provisions shall be deemed a material breach of this Lease. The Security Deposit shall be in the form of U.S. dollars or, at Tenant's election, a letter of credit issued on the account of Tenant by a New York Clearinghouse member bank. If the Security Deposit is in the form of U.S. dollars, the same shall be deposited by Landlord in an account designated by Landlord. The letter of credit and the issuer bank must be reasonably acceptable to Landlord in all material respects and the letter of credit must provide for partial draws and that the same may be drawn upon by Landlord pursuant to the provisions of this Section. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Base Rent or Additional Rent, then while there exists an Event of Default hereunder Landlord may apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease. If Landlord applies or retains any part of the Security Deposit so deposited, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant promptly after the Expiration Date and after delivery of the entire possession of the Premises to Landlord. In the event of a sale of the Land or the Building or leasing of the Building, Landlord shall have the right to transfer, at Tenant's expense, the Security Deposit to the vendee or lessee, whereupon and upon acknowledgement of receipt by such vendee or lessee to or for the benefit of Tenant, Landlord shall be released by Tenant from all liability for the return of the Security Deposit; and Tenant shall look solely to the new landlord for the return of the Security Deposit; it being agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

                            41.    MISCELLANEOUS.

      41.1 Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

      41.2 The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord and Tenant shall execute a copy of this Lease and Landlord delivers a fully executed copy to Tenant.

      41.3 Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with Tenant's Work, any Alterations or construction of other improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's Work, any Alterations or the construction of other improvements in the Premises in accordance with such drawings, plans and specifications.

      41.4 Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, limited liability company, partnership or other entity that is qualified to do business in New Jersey and has full right and authority to enter into this Lease; and that each of the persons signing on behalf of Tenant has been duly authorized and empowered to do so.

      41.5 Although this Lease was drawn by Landlord, both Landlord and Tenant have had significant comment with respect to the terms and provisions contained therein. Accordingly, this Lease shall not be construed either for or against Landlord or Tenant, but shall be construed simply according to its fair meaning.

      41.6 Whenever any period of time is herein prescribed for any action (other than a payment) to be taken by Landlord or Tenant, Landlord or Tenant, as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays caused by or attributable to acts of God, unusual weather conditions, strikes, lockouts, labor disputes, inability to obtain an adequate supply of materials, fuel, water, electricity, or other supplies, casualty, governmental action, accidents, breakage, repairs or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant, as applicable (collectively "Force Majeure").

      41.7 If any clause or provision of this Lease provides that Landlord's consent or approval as to any matter will not be unreasonably withheld or delayed, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages (other than reasonable legal fees incurred by Tenant to establish by a court or body having final jurisdiction thereover that Landlord has been unreasonable) by reason of withholding its consent.

      41.8 If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term, then and in that event, the remainder of this Lease shall not be affected thereby. In lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and legal, valid and enforceable.

      41.9 This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by Landlord or Tenant (as the case may be) and addressed to Tenant or Landlord (as the case may be), nor shall

      41.10 any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by the other party in strict accordance with the terms hereof.

      41.11 So long as no Event of Default has occurred and is continuing (and without limiting the liability of Landlord under Section 2.1), Landlord covenants and agrees that Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance from Landlord or anyone claiming through Landlord (including but not limited to Master Landlord and 101 Hudson Street Associates as lessor of the Land to Master Landlord under an Amended and Restated Lease dated December 29, 1989), subject to the terms and conditions (other than Section 2.1) of this Lease.

      41.12 Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      41.13 The captions contained in this Lease are for the convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

      41.14 Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

      41.15 The term "Landlord" as used in this Lease shall mean only the owner, or the mortgagee in possession, for the time being, of the Building, or the owner of a lease of the Building, so that in the event Landlord shall sell or convey the Building to any party, such party shall be deemed to have assumed the obligations of Landlord arising from and after the date of such sale, all liabilities and obligations on the part of the Landlord under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding on the new landlord, and it shall be so deemed and construed without further agreement between Landlord and its successors in interest.

      41.16 The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto with respect to the matters set forth herein and to the extent permitted under this Lease to each of their respective representatives, successors and assigns.

      41.17 This Lease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease, and the Exhibits annexed hereto, shall be of any force or effect.

      41.18 This Lease and the rights and obligations of both parties hereto hereunder shall be governed by the laws and, except as provided in Article 36 hereof, enforced in and by the courts of the State of New Jersey. In any action brought to enforce this Lease, a prevailing party shall be entitled to an award for reasonable legal fees and expenses against the other party.

      41.19 This Lease may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart, and any of the parties hereto may execute this Lease by signing any such counterpart.

                           42. RIGHT OF FIRST OFFER.

      42.1 Provided this Lease is then in full force and effect and there exists no uncured Event of Default, Landlord shall, not fewer than fifteen (15) business days before listing any other space on the thirty-seventh (37th) floor of the Building which shares a common demising wall with the 37th Floor Premises for marketing or otherwise offering such space for lease to any third party, but after offering the space to any other tenants of the Building having any prior rights of first offer and/or notification of availability at the time of execution of this Lease, give Tenant notice of the availability or expected availability of such space (an "Availability Notice"). Any such Availability Notice shall include the date on which the such space will or is expected to become vacant, the rentable square footage thereof, and a floor plan of the space. The receipt and all information contained in any such Availability Notice shall be kept confidential by Tenant and in no event shared with, or released by Tenant to, any other party or parties other than to a Related Entity and Tenant's professional advisors who agree to keep such information confidential (unless and to the extent Tenant may be required to divulge such information by any Governmental Authority or in response to a relevant discovery request in litigation or in litigation instituted by Tenant against Landlord). The furnishing of an Availability Notice to Tenant shall be solely for informational purposes to allow Tenant a limited period of time within which to make an offer to Landlord for such space, and shall confer no other right or any option on Tenant with respect to any such space. Subject to furnishing Tenant with an Availability Notice as hereinbefore provided, Landlord shall be free to lease or otherwise dispose of any available space on the thirty-seventh (37th) floor of the Building which shares a common demising wall with the 37th Floor Premises at any time and on any terms or conditions which Landlord may elect in its sole discretion free and clear of any rights, options or claims of Tenant whatsoever.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

             IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease Agreement as of the day and year first above written.



                        LANDLORD:    101 HUDSON LEASING ASSOCIATES,
                                     a New Jersey general partnership
                                     By: MC Hudson Holding L.L.C.
                                     By: Mack-Cali Realty L.P., managing member
                                     By: Mack-Cali Realty Corporation, its
                                         general partner


                                     By _________________________________
                                     Name:
                                     Title:


                        TENANT:      FRANKLIN CREDIT MANAGEMENT
                                     CORPORATION,
                                     a Delaware corporation


                                     By _________________________________
                                     Name:
                                     Title:

                                    Exhibit A
                                    ---------

                          Legal Description of the Land


BEGINNING AT A POINT FORMED BY THE INTERSECTION OF THE EASTERLY SIDE OF GREENE STREET AND THE NORTHERLY LINE OF YORK STREET AND FROM SAID POINT, RUNNING:

1) NORTH 00 DEGREES 31 MINUTES 30 SECONDS WEST, ALONG THE EASTERLY SIDE OF GREENE STREET, A DISTANCE OF 113.00 FEET TO A POINT, AND RUNNING; THENCE

2) NORTH 89 DEGREES 28 MINUTES 30 SECONDS EAST, A DISTANCE OF 25.00 FEET TO A POINT AND RUNNING; THENCE

3) NORTH 00 DEGREES 31 MINUTES 30 SECONDS WEST, A DISTANCE OF 87.00 FEET TO A POINT ON THE SOUTHERLY SIDE OF MONTGOMERY STREET AND RUNNING; THENCE

4) NORTH 89 DEGREES 28 MINUTES 30 SECONDS EAST, ALONG THE SOUTHERLY SIDE OF MONTGOMERY STREET, A DISTANCE OF 375.00 FEET TO THE POINT OF INTERSECTION OF THE SOUTHERLY SIDE OF MONTGOMERY STREET AND THE WESTERLY SIDE OF HUDSON STREET AND RUNNING; THENCE

5) SOUTH 00 DEGREES 31 MINUTES 30 SECONDS EAST ALONG THE WESTERLY SIDE OF HUDSON STREET, A DISTANCE OF 200.00 FEET TO THE POINT OF INTERSECTION OF THE WESTERLY SIDE OF HUDSON STREET AND THE NORTHERLY SIDE OF YORK STREET AND RUNNING; THENCE

6) SOUTH 89 DEGREES 28 MINUTES 30 SECONDS WEST, ALONG THE NORTHERLY SIDE OF YORK STREET, A DISTANCE OF 400.00 FEET TO THE POINT AND PLACE OF BEGINNING.

                                   Exhibit A-1
                                   -----------

                       Location Map of 25th Floor Premises









                               [GRAPHIC OMITTED]

                                   Exhibit A-2
                                   -----------

                       Location Map of 37th Floor Premises








                               [GRAPHIC OMITTED]

                                    Exhibit B
                                    ---------

                             Tenant Criteria Manual

                             TENANT CRITERIA MANUAL

                                       for

                                Office Spaces at

                                101 HUDSON STREET

                             JERSEY CITY, NEW JERSEY

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                                    Exhibit B
                                    ---------

                                TABLE OF CONTENTS


                                                                           Page

1.    FOREWORD TO TENANT:....................................................1

2.    FOREWORD TO TENANT'S ARCHITECT:........................................1

3.    INTRODUCTION AND DESIGN CONCEPT:.......................................1

4.    PROJECT REPRESENTATIVES:...............................................1

5.    REPRESENTATIVES FOR GOVERNMENT AGENCIES:...............................2

6.    REPRESENTATIVES FOR UTILITIES..........................................2

7.    PLAN SUBMITTAL PROCEDURE:..............................................2

      7.1   PRELIMINARY SUBMITTAL:...........................................3

      7.2   FINAL SUBMITTAL:.................................................3

      7.3   AS-BUILT SUBMITTAL:..............................................4

8.    DESCRIPTION OF LANDLORD'S WORK:........................................4

      8.1   CODES............................................................4

      8.2   STRUCTURE........................................................5

      8.3   FLOOR............................................................5

      8.4   PARTITIONS.......................................................5

      8.5   CEILING..........................................................5

      8.6   DOORS AND HARDWARE...............................................6

      8.7   ELECTRICAL.......................................................6

      8.8   PLUMBING.........................................................7

      8.9   SPRINKLER SYSTEM.................................................8

      8.10  HEATING, VENTILATION & AIR CONDITIONING..........................8

      8.11  TELEPHONE SERVICE...............................................10

      8.12  FIRE ALARM SYSTEM...............................................10

      8.13  SECURITY SYSTEM.................................................11

      8.14  SIGN CRITERIA...................................................11

9.    DESCRIPTION OF TENANT'S WORK AND DESIGN CRITERIA......................11

      9.1   CODES...........................................................11

101 HUDSON STREET                                      TENANT CRITERIA MANUAL



      9.2   STRUCTURAL......................................................11

      9.3   FLOORS..........................................................11

      9.4   PARTITIONS......................................................12

      9.5   CEILING.........................................................12

      9.6   DOORS AND HARDWARE..............................................12

      9.7   ELECTRICAL......................................................13

      9.8   PLUMBING........................................................14

      9.9   SPRINKLER SYSTEM................................................15

      9.10  HEATING, VENTILATION & AIR CONDITIONING.........................15

      9.11  TELEPHONE SERVICE...............................................16

      9.12  FIRE ALARM SYSTEM...............................................16

      9.13  SECURITY SYSTEM.................................................17

      9.14  SIGNAGE CRITERIA................................................17

      9.15  CONSTRUCTION FACILITIES.........................................17

10.   INSPECTIONS...........................................................18

11.   POST MOVE-IN..........................................................19




Appendix A-1            Form of Partial Waiver of Lien
Appendix A-2            Form of Final Waiver of Lien
Appendix B              Rules & Regulations
Appendix C              Design Details
Appendix D              Product Specifications

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


         1.    FOREWORD TO TENANT:

The Tenant Criteria Manual is primarily intended as a guide to assist the Tenant, and its construction staff during the design and construction phases of its Premises. As such, Landlord encourages Tenant to see that this Manual is distributed to its architect and engineer. The terms of this Manual supplement the provisions of the Lease. In the event the provisions of this Manual and this Lease conflict, the terms of this Lease shall govern.

Please follow the instructions and procedures outlined in the Lease and the following sections of this Manual to expedite the necessary approvals and subsequent completion of the premises. Particular attention should be paid to the submission procedure checklist and design criteria to avoid any needless delays or expensive re-design.

All capitalized terms not defined herein shall have the meaning set forth in the Lease.

In addition to the matters outlined in this Manual, Tenant must comply with all Legal Requirements and Insurance Requirements.

Thank you for your attention to these matters.

         2.    FOREWORD TO TENANT'S ARCHITECT:

This Tenant Criteria Manual is intended as a guide to assist you in developing a viable design which meets the Landlord's criteria.

The following pages contain building code information, sketches which illustrate critical Landlord criteria, and information which describes Landlord and Tenant responsibilities as well as architectural design criteria.

Please follow the instructions and procedures outlined in this Manual carefully to expedite the necessary approvals and timely completion of the Tenant's space.

         3.    INTRODUCTION AND DESIGN CONCEPT:

101 Hudson Street is a Class A Office Building containing approximately 1.2 million square feet of office space of which approximately 20,000 square feet is lobby retail.

         4.    PROJECT REPRESENTATIVES:

Landlord               101 Hudson Leasing Associates       (201) 451-3300
                       c/o LCOR, Incorporated
                       101 Hudson Street, Suite 3606
                       Jersey City, NJ 07302

Project Manager        LCOR Asset Management, L.P.         (201) 451-3300
                       101 Hudson Street, Suite 3606
                       Jersey City, NJ 07302

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


Building Management    LCOR Asset Management, L.P.         (201) 451-3300
                       101 Hudson Street, Suite 3606
                       Jersey City, NJ 07302

         5.    REPRESENTATIVES FOR GOVERNMENT AGENCIES:

Building Department    City of Jersey City, NJ             (201) 547-6898
                       26 Journal Square, 4th floor
                       Jersey City, NJ 07306

                       Michael Regan

Fire Department        Jersey City Fire Department         (201) 547-4200

         6.    REPRESENTATIVES FOR UTILITIES

Electricity            PSE&G                               (201) 330-6427

Telephone              New Jersey Bell                     (201) 420-9932

Gas                    PSE&G                               (201) 330-6427

         7.    PLAN SUBMITTAL PROCEDURE:

Within the time frame set forth in the Lease, Tenant shall submit to Landlord six (6) sets of fully dimensioned 1/8" scale drawings and one (1) set of sepias prepared by Tenant's licensed architect and/or engineer, at Tenant's expense. Said drawings shall indicate the specific requirements of Tenant's space, clearly outlining the exit ways in detail, including types of materials, interior partitions, reflected ceiling plan, plumbing fixtures, and electrical plans prepared by a licensed electrical engineer setting forth all electric requirements of Tenant.

Any Landlord Work Modifications or Change Orders requested by Tenant, will be processed by the Project Manager and Landlord's engineer, if required, in accordance with the terms of the Lease. Landlord shall have the right to demand payment for such, prior to Landlord's performance of any work to the Premises, including the Project Management expenses. No changes, modifications or alterations in said approved Tenant's Plans shall be made without the written consent of the Landlord after written request by the Tenant in compliance with the Lease. In the event that the Premises have not been constructed in accordance with said approved Tenant Plans, the Tenant shall not be permitted to occupy the Premises for business until the Premises comply, in the reasonably exercised judgement of the Project Manager in all respects with said approved Tenant's Plans.

All plans shall be submitted to 101 Hudson Leasing Associates c/o LCOR, Incorporated, 101 Hudson Street, Suite 3606, Jersey City, NJ 07302, Attention:
Project Manager.


                                      B-2

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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


             7.1   PRELIMINARY SUBMITTAL:

      As the planning process develops, please submit one (1) sepia and six (6) prints in a 24" x 36" format of each of the following:

                (i)   Floor Plan at 1/8" = 1'-0" scale.

                (ii)  Reflected ceiling plan at 1/8" = 1'-0".

                (iii) Electrical floor plan 1/8" = 1'-0".

                (iv)  Key Plan

      All materials abutting Landlord's core or exterior should be shown on this first submittal. Upon Tenant receipt of approval from Landlord, final plans should be completed.

             7.2   FINAL SUBMITTAL:

      When final plans are complete, please submit one (1) set of sepias and six
      (6) sets of prints in a 24" x 36" format so that final approval can be processed. Final drawings should include the following on a 24" x 36" format:

             7.2.1 Architectural Drawings:

                (i) Key Plan showing location of Premises within the Building and floor.

                (ii)   Floor Plan at 1/8" = 1'-0" scale.

                (iii)  Longitudinal Section at 1/8" = 1'-0" scale (as required).

                (iv)   Interior Elevations at 1/4" = 1'-0" scale (as required).

                (v)    Reflected Ceiling Plan at 1/8" = 1'-0" scale.

                (vi)   Partition Wall Sections at 1/2" = 1'-0" scale.

                (vii)  Door, Finish and Color Schedules and Samples.

                (viii) Specifications.

               7.2.2 Electrical Drawings: @ 1/8" = 1'0"

                (i)    Circuitry Plans

                (ii)   Panelboard Schedules

                (iii)  Riser Diagrams


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                (iv)  Electric Load Tabulations

                (v)   Specifications

                (vi)  Life/Safety

             7.2.3 Mechanical Drawing: @ 1/8" - 1'-0"

                (i)   HVAC

                (ii)  Mechanical Electrical Data

                (iii) Plumbing Plan/Riser Diagram

                (iv)  Specifications

             7.3   AS-BUILT SUBMITTAL:

      When the Premises are complete, Tenant will provide Landlord, within 30 days of completion, with a complete set of as-built drawings showing any and all changes made during the construction of the Premises.

         8.    DESCRIPTION OF LANDLORD'S WORK:

The following is a description of the construction and limitations of Landlord's Work. Where two types of materials or structures are indicated, the option will be with the Landlord. As to building materials and equipment which the Landlord is obligated to supply under this description of "Landlord's Work", Landlord will select the manufacturer.

             8.1   CODES

      Applicable Codes (latest applicable editions):

             Building Code - BOCA 1993 with Amendments
             Plumbing Code - National Standard Plumbing Code
             Electrical Code - National Electric Code
             Energy Code - Latest State Code
             Fire Prevention Code - Uniform Fire Code
             State Handicap Code - Latest State Code

      Type of Construction: 1B (Per Table 602)

      Type of Occupancy: B, S-2, A-3 & M

      Fire Zone Number: NFPA - 13 (Type II Construction)

      Seismic Zone:  Two (2)


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


             8.2   STRUCTURE

(a) The building in which the Premises are located is a steel frame, metal deck with concrete and wire mesh reinforcing. Column spacing of 30' X 45' is typical.

             8.3   FLOOR

(a) Floor shall be of a smooth finish, without depressed or raised areas and level to 1/4" in 10'-0" each direction.

(b) Floor is designed for a 60 lb. dead load and a 40 lb. live load Tenant will not exceed a total of 100 lb. per square foot.

             8.4   PARTITIONS

                   8.4.1 Corridors

                   (a) Where applicable, Landlord will provide the corridor wall constructed of 3 5/8", 20 GA, metal studs at 16" o.c. with 5/8" gypsum board both sides and sound batt insulation to a height of 10'00" A.F.F. wall to extend to the underside of structure. Tenant will reimburse Landlord for half the cost of the corridor wall that adjoins its Premises.

                   8.4.2 Demising

                   (a) Where applicable, Landlord will provide demising wall between the Premises and all other space on the floor constructed of 3 5/8", 20 GA metal studs at 16" o.c. with 5/8" gypsum board both sides and sound batt insulation to a height of 10'-0" A.F.F. and wall to the underside of structure.

             8.5   CEILING

                   8.5.1 Single Tenanted Floors

                   (a) Landlord has not provided any ceilings within the Premises.

                   (b) Landlord has provided ceilings in the men's and woman's restrooms.

                   8.5.2 Multi Tenanted Floors

                   (a) Landlord has not provided any ceilings within the Premises.

                   (b) Landlord has provided ceilings in the following areas:

                       (i)   Elevator Lobby - decorative gypsum board ceiling.

                       (ii)  Corridors - 2 X 2 tile ceiling.

                       (iii) Service Lobby - 2 X 2 tile ceiling.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                       (iv)  Restrooms - 2 X 2 tile ceiling.

             8.6   DOORS AND HARDWARE

                   8.6.1 Single Tenanted Floors

                   (a) Landlord has provided for the access to building facilities located in the core of the building. All doors and hardware not currently constructed will be the Tenant's responsibility.

                   (b) In an effort to create unity within the building, Tenant will use building standards as noted in Appendix D.

                   8.6.2 Multi Tenanted Floors

                   (a) Landlord has provided access to building facilities located in the core of the building and corridors with the minimum doors required to exit empty spaces. In the event one of these doors is located within the Premises, Tenant may use the door at its present location or relocate it.

            Tenant will reimburse Landlord for the cost of installation of this door and Tenant will bear all costs for relocation including replacement of carpet, gypsum board and wall covering.

                   (b) Landlord has provided certain hardware items at this corridor doors, lockset, butts, closers, etc.. Tenant will use this hardware and reimburse Landlord for the cost or Tenant may provide its own in which case Landlord will remove the existing hardware.

                   (c) In an effort to create unity within the building, Tenant will use building standards as noted in Appendix D.

             8.7   ELECTRICAL

                   (a) Landlord will provide 277/480V, 3 phase, 4 wire service at a central distribution point for all tenants on each floor in one of two electrical closets. The design standard for this service will be as follows:

            Office space will have a maximum of 5 watts per u.s.f. exclusive of heating, ventilation and air conditioning loads. Consisting of a) 2 watts/u.s.f. for lighting at 277 volts b) 3 watts/u.s.f. for connected power loads.

                   (b) In the event that a Tenant's design load requires larger service, the Tenant shall reimburse the Landlord for any changes necessary.

                   (c) This increase will not exceed 3 watts/u.s.f.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


            Landlord will provide a 1250 kw diesel generator to serve only the following loads: emergency lighting, sump pumps, fire pumps, selective elevators, fire alarm system and floor smoke control systems.

                   (d) The following conduit items have been supplied to the floor:

                   (A) Single Tenanted Floors

                   Electrical Service:

                       (1)   Buss duct with disconnect switch.

                       (2) Floor electrical meter by P.S.E.& G. serving Tenant's electrical needs and HVAC unit on floor (core areas are serviced off a separate house meter).

                       (3) One 480V Distribution Panel.

                       (4) One 42 pole, 277V lighting panel, Tenant shall be allowed to use it's pro rata share of this poles.

                   (B) Multi Tenanted Floors

                   Electrical Service:

                       (1) Buss duct with disconnect switch.

                       (2) Common floor electrical meter serving tenant's electrical needs and HVAC unit on floor (core areas are serviced off a separate house meter).

                       (3) One 480V Distribution Panel.

                       (4) One 42 pole, 277V lighting panel.

                       (5) One transformer, 150 KVA, for entire floor. Tenant allocation will be up to 5 watts per usable square foot.

                       (6) Two 42 pole, 110V power panels with feeds and plug-in slots, and without breakers. Tenant shall be entitled to use it's pro rata share of these slots.

                   (e) On a multi-tenanted floor, Tenant will reimburse Landlord for items 5 and 6 above on percentage of connected amps.

             8.8   PLUMBING

                   (a) Along with the restroom facilities on each floor, Landlord has provided two connection points at each end of the floor comprised of a 4" sanitary riser, 6" vent riser and a 2" cold water line for Tenant to connect its plumbing needs beyond the core.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                   (b) Any work required to be performed in the Building and located outside of the Premises must be arranged with the Project Manager and done after Business Hours at Tenant's expense.

             8.9   SPRINKLER SYSTEM

                   (a) The automatic sprinkler system has been initially installed in accordance with Landlord's standard grid pattern which will include one sprinkler head per 225 sq. ft. of open floor area for a ceiling height of +9'-8" above slab. Any sprinkler heads which are required to be relocated or added to meet building code approval and/or which are required due to irregularities of Tenant's partitioning and/or ceiling design shall be paid for by Tenant.

                   (b) Concealed style heads of standard white finish and white escutcheon plates matching the existing will be used in office spaces. Combustible material will not be permitted in the plenum space.

             8.10  HEATING, VENTILATION & AIR CONDITIONING

                   (a) Design standards: The building heating, ventilating and air conditioning systems shall be capable of maintaining the following design standards:

                       (i)   Temperatures -

                             a)    Winter:

                       Outdoor design conditions: 5 degrees F./15 MPH Winds. Inside temperature: office space + 2 degrees of 70 degrees F. minimum; service areas 60 degrees F.; truck dock 45 degrees F.

                             b)    Summer:

                       Outdoor design conditions: 89 degrees F db, 75 degrees F wb. Inside conditions: offices + 2 degrees of 75 degrees F, 50% rh + 5%.

            Note: In the event there is a temperature cooling dispute between
                  Landlord and Tenant, Landlord's responsibility shall terminate at the core wall by evaluating the adequacy of the conditioned air provided to Tenant's distribution system.

                       (ii) Fresh air - Outside air ventilation rate for office
            space will be not less than 0.15 cf/min. per usable square feet.

                       (iii) Design loads (cooling capacities):

                             a)    Public lobbies to be determined by Landlord.

                             b)    Office Floors:


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                      i) Lighting load contribution = 2 watts/usf of lighting with 75% of the heat contribution to room load.

                      ii)  Miscellaneous power load contribution = 3 watts/usf.

                      iii) Occupancy load = 1 person per 150 usable square feet.

                (b)   Heating Systems:

                    (i) Central Plant: The primary heating source shall be a scheduled hot water system, generated by fire-tube dual fuel boilers without side air reset, the plant is located at the Penthouse Mechanical Equipment Room.

                    (ii) Office Floors: Hot water shall be distributed to perimeter base board radiators.

                (c)   Ventilating & air conditioning:

                    (i)   Central Plant Equipment:

                      a) Fresh air for ventilation will be provided from a
                         central air system located at the 15th Floor M.E.R. and Penthouse M.E.R. with vertical distribution to each floor.

                      b) Chilled water for office space air conditioning shall e generated by high efficiency electric drive, centrifugal refrigeration machines, free-cooling plate heat exchangers, condenser water pumps and chilled water pumps located at the 15th floor mechanical equipment room. Base building chilled water shall be distributed to air conditioning units on each floor.

                    (ii) Office floors: Office space conditioned air shall be delivered by recirculating medium pressure variable air volume air conditioning units located in the core providing conditioned air on each floor. Each unit shall consist of recirculating supply air fan, filters, cooling coil, sound attenuation and controls.

                    (iii) Smoke Control: The building toilet exhaust vertical shaft shall be utilized as a central office tower smoke exhaust through smoke emergency automatic dampers. Stair pressurization at each above and below grade exit stair as required by code.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                   (d) Building Management System: HVAC Control and monitoring, energy management programs, life safety, and security shall be provided. (There shall be a stand-alone fire alarm system that shall provide life safety information to the BMS.)

                   8.10.2   Single Tenant Floor

                   (a) Landlord has provided one air handling unit on each floor. Tenant shall provide its own design, VAV boxes and ductwork from the designated tap points provided by the Landlord at the core walls.

                   8.10.3   Multi Tenanted Floor

                   (a) Landlord has provided one air handling unit on each floor for all tenants occupying that floor.

                   (b) Landlord has provided the medium pressure duct system for Tenant to tap it's low pressure duct work into.

                   (c) Landlord has provided a pneumatic system tap point for operation of Tenant thermostats and VAV boxes.

                   (d) Tenant will reimburse Landlord for item 2 and 3 above on a percentage of connected C.F.M. to their space.

             8.11  TELEPHONE SERVICE

                   (a) Landlord has made available to Tenant two different telephone service feeds. One is provided by NJ Bell located in the telephone closet at the service elevator lobby and one feed is from the Teleport switch also servicing the project. The connection to either of these services is, at the option of Tenant, and is the sole responsibility of the Tenant.

             8.12  FIRE ALARM SYSTEM

                   (a) Landlord has provided a Class C fire alarm system on each floor connected back to a central fire alarm panel located in the main lobby.

                   (b) Landlord has provided on the floor around the core the following:

                       (i)   Two exit signs located at the exit stairs.

                       (ii)  Three smoke detectors.

                       (iii) Six speaker/strobe alarm annunciators.

                       (iv) One connection point for Tenant needs for security system or addition of safety systems.

                   (c) If one of the six speaker/strobes are located within the Premises, Tenant will relocate to meet code at Tenant's expense.



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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                   (d) If additional speaker/strobes are required, Tenant will provide for additional amplification for the Premises.

             8.13  SECURITY SYSTEM

                   (a) Landlord has provided electric locking system at each stair tower door that does not allow entry to any floor when in the stair tower. This system will disengage in a building emergency. Also, the main lobby doors are locked after hours and require a card key for access. Contact Property Management for access to this system. Beyond this point Tenant is responsible for securing the Premises.

             8.14  SIGN CRITERIA

      Landlord has designed a signage system for multi-tenanted floors. This includes lobby identification and direction and hallway entry door sign designs. Refer to standard detail for further information.

Landlord's Work is described in the foregoing sections. All other items of work not included within Landlord's Work, shall be deemed to be Tenant's Work.

         9.  DESCRIPTION OF TENANT'S WORK AND DESIGN CRITERIA

             9.1   CODES

      Tenant will comply with by all codes that relate to the building. The codes as described in "Landlord's Work" are for reference only and are not to be construed as all the required codes for 101 Hudson Street.

             9.2   STRUCTURAL

                   (a) Any alterations and/or additions and reinforcements to Landlord's structure required to accommodate Tenant's Work shall be Tenant's responsibility. Any costs, including the cost of Landlord's review, associated with such structural alterations shall be Tenant's responsibility. The plans for such alterations shall be subject to the Landlord's prior written approval.

                   (b) Maximum concentrated loads on all levels will not exceed 100 lbs. per square foot unless approved by Landlord.

                   (c) The size of existing framing measures to be verified by Tenant for any clearance problem.

             9.3   FLOORS

                   (a) Carpeting, either broadloom or carpet tile, of not less than 32 oz. Face Weight goods will be used.

                   (b) Vinyl composition tile of not less than commercial grade.


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

                   (c) Base can be either 4" cove, straight vinyl or carpet base with vinyl cap.

                   (d) Other materials may be used with Landlord's consent.

             9.4   PARTITIONS

                   9.4.1 Construction

                   (a) Inspace walls will be 5/8" Type X gypsum board on 2 1/2", 25 GA. metal studs at 16" on center, meeting the General Product Applications and Construction Standard as outlined in the United States Gypsum Construction Handbook, 2nd Edition.

                   (b) All toilet room partitions and kitchen partitions shall have water resistant gypsum board in addition to washable surface abutting these surfaces.

                   9.4.2 Finishes

                   (a) Gypsum board walls will have the standard three coat joint application as outlined in the United States Gypsum Construction Handbook.

                   (b) All corners and exposed edges will receive a metal or plastic trim spackled with three coats and sanded following the United States Gypsum Handbook.

             9.5   CEILING

                   (a) The ceiling heights in the office area are set by the height of the window system +/- 9'-8" nominally 9'8" above the slab.

                   (b) The standard ceiling type is a 2 X 2 grid that will be used throughout the Premises. Grid support wire will be installed at 24" o.c. each way and wires will be provided for each light fixture.

                   (c) Screw connections of wall angles to the window system is not permitted. Refer to Appendix C for installation instruction.

                   (d) Gypsum board ceiling will be permitted as long as there are access panels to isolated HVAC equipment and they meet the United States Gypsum Construction Standards.

                   (e) All items installed in plenum space are to be properly rated.

             9.6   DOORS AND HARDWARE

                   9.6.1 Single Tenant Floors

      Landlord has provided certain doors and hardware on each floor. Refer to Landlord's Work. Beyond this, Tenant must provide the following:



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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                   (a) Doors in the Premises will be 3' X 8' solid core doors with plain sliced red oak veneer paint or stain grade, mounted on hollow metal knock down frames field painted.

                   (b) Hardware will be building standard as noted in Appendix "D". Each door will have three (3) butts, a passage or lockset, floor stops and silencers.

                   9.6.2 Multi Tenanted Floors

      Landlord may have provided certain doors and hardware on each floor, refer to Landlord's Work. Beyond this, Tenant must provide the following:

                   (a) Entry doors to space will be 3' X 8' solid core "C" label plain sliced red oak stained on the corridor side to match building standard.

                   (b) Doors in the Premises space will be 3' X 8' solid core doors with plain sliced berch veneer paint grade mounted on hollow metal knock down frames field painted.

                   (c) Hardware will be building standard as noted in Appendix
D. Each door will have three (3) butts, a passage or lockset, floor stops and silencers.

                   (d) Where Tenant relocates or cuts in a door and frame, Tenant will restore the floor and wall conditions to building standard.

             9.7   ELECTRICAL

                   9.7.1 Single Tenant Floors

                   (a) Landlord has provided certain electrical services to each floor, refer to Landlord's Work. Beyond this, Tenant must provide the following:

                       (i) Transformer service with a minimum of 5 watts per
             square foot and all related connections to existing floor service. Refer to Appendix C for more information.

                       (ii) 110V power panels as required by Tenant but not less
             than two (2) panel house, 42 poles and not less than 200 amp feed each.

                       (iii) Circuit breaker and feed runs to devices, B.X.
             cable is acceptable only when the runs are grouped and secured to the structure. Circuit runs will not be allowed to rest on sprinkler pipes, duct work or ceiling system.

                   (b) Tenant will connect through the PSE&G electric meter on the floor provided by Landlord.

                   (c) Tenant shall not install any light fixtures within five
(5) feet of the exterior window wall.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL

                   (d) Tenant's electrical contractor shall comply with the all applicable editions of the National Electrical Code and all local codes and ordinances.

                   (e) All wiring will be copper and comply with local codes.

                   9.7.2 Multi Tenanted Floor

                   (a) Landlord has provided certain electrical services to each floor, refer to Landlord's Work. Beyond this, Tenant must provide the following:

                       (i) From the 277V lighting panel and 110V power panel,
             Tenant will provide circuit breakers and branch circuits to the Tenant's space and all electrical devices required by Tenant. B.X. Cable is acceptable only when the runs are grouped and secured to the structure. Circuit runs will not be allowed to rest on sprinkler pipes, duct work or ceiling systems.

                   (b) Tenant shall not install any light fixtures within five
(5) feet of the exterior window wall.

                   (c) Tenant's electrical contractor shall comply with the all applicable editions of the National Electrical Code and all local codes and ordinances.

                   (d) All wiring will be copper and comply with local codes.

             9.8   PLUMBING

                   (a) Landlord has provided for two soil and ventstack locations on each floor for the use of the Tenant as required. Tenant will review space for the exact location.

                   (b) Cold water line connection can be made at wet columns. Multi tenanted floor will tee off existing valve with its own valve and leave caped at 4" pipe for the next tenant, refer to Appendix C for details.

                   (c) Miscellaneous Plumbing Requirements:

                       (i) Tenant may locate a toilet anywhere on the floor at
             Tenant's expense, subject to Building Codes, with prior approval by the Landlord.

                       (ii) Kitchen sink will be stainless steel commercial
             grade with commercial grade faucets. Sinks can be either cold only or hot and cold. Heated water can come from either tank type water heater concealed in the ceiling or under the counter, or an Insta-Hot installed under the counter.

                       (iii) Tenant must use low flow, quiet flush water closets
             and urinals, as approved by the Building Department.

                       (iv) Hot water "pop-off" valve options:


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL

                              a) Pop-off valve drain line can terminate into slop sink, floor sink or other approved Building Department locations, but not into a floor drain.

                              b) Water heaters can set, and pop-off into, a sealed sheet metal pan. Pan shall have drain line to a "Y" tail section of lavatory waste pipe, as approved by the Building Department.

             9.9   SPRINKLER SYSTEM

                   (a) Landlord has provided the base sprinkler system as Landlord's Work. This system has been designed with provisions for expansion in the number of heads on each pipe.

                   (b) The Tenant will use the existing heads and if additional heads are required, Tenant will use the standard building head which is "Reliable D-1."

                   (c) All alterations to Landlord's system must be submitted to Landlord's underwriter for review and approval.

                   (d) The Building Inspector shall be the final authority as to where and how many heads are required by the code.

                   (e) All sprinkler work shall be performed in accordance with the following regulatory agencies but not limited to:

                      (i) The State of New Jersey Uniform Construction Code 1990

                      (ii)  BOCA Basic Mechanical Code 1990

                      (iii) BOCA Basic Building Code 1990

                      (iv)  NFPA Standard 13 Sprinkler System 1990

                      (v)   Fire Insurance Underwriters for the Building

                   (f) Shut down of the system requires a 48 hour notice to the Building Manager, there are no exceptions.

             9.10  HEATING, VENTILATION & AIR CONDITIONING

                   9.10.1   Single Tenant Floor

      Landlord has provided certain HVAC services to each floor, refer to Landlord's Work. Beyond this, Tenant must provide the following:

                       (i) Medium pressure ductwork distribution system from the
             tap point at the core walls.



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101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                       (ii) Low pressure ductwork distribution to VAV Boxes.

                       (iii) Flex distribution to supply air registers in
             ceiling.

                       (iv) Connection to pneumatic control system and
             distribution to VAV the thermostats.

                   9.10.2      Multi Tenanted Floors

      Landlord has provided certain HVAC service to each floor, refer to Landlord's Work. Beyond this point, Tenant must provide the following:

                   (a) Low pressure ductwork and taps to existing medium pressure ductwork and VAV Box.

                   (b) Flex distribution to supply air register in ceiling.

                   (c) Connection to pneumatic control system at the side of the medium pressure ductwork and distribution to VAV and thermostat.

             9.11  TELEPHONE SERVICE

      Landlord has provided certain telephone service to the floor, refer to Landlord's Work. Beyond this point, Tenant must provide its own system and make arrangements for service to the Premises and all wire, plugs and connection panels as Tenant may require.

      Tenant will only be allowed to use plenum rate cable in the building and all wires will be suspended from the structure. No wires will be allowed to rest on ceiling system, duct work or sprinkler pipes.

             9.12  FIRE ALARM SYSTEM

      Landlord has provided certain systems to each floor, refer to Landlord's Work. Beyond this, Tenant must provide its own upgrade to the system.

                       (i) Relocation of existing speaker/strobe units as they
             effect Tenant's design and space.

                       (ii) Additional speaker/strobe units as requires per code
             & wired back to Landlord's connection point on the floor.

                       (iii) Smoke detector units as required per code and wired
             back to Landlord's connection
            point on the floor.

                       (iv) Fire alarm pull stations as required per code and
             wired back to Landlord's connection point on the floor.

                       (v) All connections to Landlord fire alarm system will be
             performed by Landlord's contractor at Tenant's expense.


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101 HUDSON STREET                                      TENANT CRITERIA MANUAL

             9.13  SECURITY SYSTEM

      Landlord has provided certain systems to each floor and the building, refer to Landlord's Work.

      Beyond the above, Tenant must make its own plans for securing the Premises. However, no security system will impede the existing requirements of the floor or the Premises in an emergency situation.

      Any electronic locks must be connected to the base building's fire alarm system at Tenant's expense.

             9.14  SIGNAGE CRITERIA

      Landlord has designed a graphics system for the base building and all tenants will adhere to this standard (refer to Appendix D for size and shape). Tenants that occupy one or more total floors may deviate from this criteria with Landlord's approval.

             9.15  CONSTRUCTION FACILITIES

                   (a) Tenant shall remove all Tenant trash and debris to designated trash receptacles during the construction of the Premises. Connection to temporary power including all temporary power lines, transformers and electrical distribution is Tenant's responsibility and shall be removed upon completion of the Premises.

                   (b) Plan check, building permits, sewer connection charges and other City, County and State charges in connection with all of Tenant's Work shall be at Tenant's expense. The design and quality of all work and installations undertaken by Tenant on the Premises shall be subject to the approval of the Landlord in accordance with all City, County, and State ordinances, rules and regulations.

                   (c) Tenant's contractor shall be responsible for obtaining all Building, Health & Fire Department and any other permits required for Tenant's occupancy.

                   (d) Landlord's approval of final drawings does not guarantee approval by governing authorities, and it shall be the responsibility of the Tenant to meet and comply with all National, State, and Local code requirements.

                   (e) Tenant's contractor will confine its materials, tools, & work force to the Premises.

                   (f) All construction workers and materials will enter and exit the building via the loading dock and the service elevators. No construction material or tradesmen will be allowed on the passenger elevators.

                   (g) Tenant shall coordinate its general contractor and its subcontractors with Landlord's contractors. Conflicts between Landlord's Work and Tenant's Work shall be resolved to the benefit of the Landlord's Work, including any and all trade union issues. Tenant is responsible for complying with the existing trade union agreements of the building.

The work to be done by Tenant in satisfying its obligation in connection with the Lease shall not be limited to work described in the foregoing section. All other items of work not therein provided for is to be done by Tenant at its sole expense.

         10.   INSPECTIONS

It is the responsibility of the Tenant to obtain all building department final inspections for occupancy in the Premises prior to move-in.

Certificate of Occupancy Acceptance Requirements: Many questions arise to the procedures or outline of the inspections to be conducted prior to the issuance of a temporary or permanent C.O. These items listed below will assist you in the conducting of a thorough inspection and expedite the issuance of the C.O. The lists are intended to be illustrative and are not intended to be exclusive.

All life safety systems should be checked thoroughly by the contractors for proper operation and supervision for alarms.

Some of the discrepancies that are usually encountered during the walk through are as follows:

o     Penetrations in rated areas
o     Sprinkler valves not identified
o     Rooms not identified
o     Trouble condition on fire alarm control panel not explained
o     Panels and boxes not closed, nor circuits in panels not identified
o     Operation of emergency systems, when fire alarm activates
o     Improperly trained people to activate systems
o     Additional egress lighting
o     Audibility of alarm signals
o     Improper spacing or insufficient smoke detectors in required areas
o     Exit passageways between furniture system not to code.
o     Lack of fire extinguishers
Paperwork that would be required:
--------------------------------

o     Architects/engineers sign off of the installation
o     Contractors/sub-contractors sign off of the installation
o     Sprinkler certification paperwork
o     Alarm certification paperwork (if applicable)
o     Fire pump calibration and test papers (if applicable)
o     Elevator inspection report (if applicable)
o     Permit updates
o     C.O. Application
o     Flame spread rating for carpet and furniture

101 HUDSON STREET                                      TENANT CRITERIA MANUAL

Outline of procedure:
---------------------

o Inspectors walk through area(s) for individual subcode requirements Under normal building power:
---------------------------

Perform operational check fire alarm activation components, i.e., manual pulls, sprinkler, smoke detectors; check for proper response if applicable: elevator recall, stair pressurization, indication, door release, audibility, fire pump; supervision tests of sprinklers and alarms; check of voice/alarm system; check of interior phone communication system i.e., lobby, staircase, elevator; perform operational check of elevator recall: designated level check, alternate level check, phone communication; shut down of power in building (emergency power test) if applicable; repeat all of the above; shut down of power to space; primary check exit and emergency lighting.

Additional tests may be required for hazardous areas, computer rooms/EPO test, etc.

Prior to having the Building Department's final walk through, Tenant will notify Landlord and Project Manager and conduct a trial walk through. This review may require activation of system, as noted above.

Notice of Building Department's final walk through must be approved by Landlord and arranged with Landlord at least 36 hours in advance in order to notify other tenants in the Building. THERE WILL BE NO EXCEPTIONS!

Inspection by Landlord and Project Manager is not deemed to be an approval for occupancy of the Premises by Tenant. Tenant must first obtain C.O. from the Building Department.

         11.   POST MOVE-IN

Typically, the occupancy of the Premises by the Tenant marks the end of the formal association of the Project Manager and the Tenant and responsibility is passed by the Project Manager to the Building Manager. Building Management is in contact with the Tenant from receipt of the lease summary, first to explain the policies and services of the Building Manager's office and later, to coordinate the actual move-in of the Tenant. It is therefore important that the Tenant keep the Building Manager up-to-date on the status of the move-in progress. A weekly meeting including the Tenant, Project Manager and the Building Manager is a viable means of accomplishing this communication.

Tenant should pay close attention to the following items. Tenant will be responsible for paying for or reimbursing the Landlord for.

1. Elevators: Tenant should make arrangements with the Property Management office for use of the service elevator(s) during its move. Costs associated with the elevator operation including the cost of a union elevator operator to move fixtures and furnishings from the loading dock to Tenant's floor and a stand-by maintenance man.

2. Service Dock: Tenant should make arrangements with the Property Management office for berth space, time allocation and procedures.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


3. Insurance: Tenant shall provide Landlord with Insurance Certificates additionally insuring Landlord and his agents from the Tenant's mover.

4. Security: Tenant will arrange for security of its Premises during the move. If Tenant elects to use Landlord's security force outside the standard security under the Lease, Tenant shall bear all costs and responsibility.

5. Protection: Tenant will be responsible for protection of walls and floors in its Premises and in the common areas that Tenant may come into contact with. Any damage to the Premises or Building Common Area caused by Tenant, its general contractor, its mover or any one else associated with Tenant will be repaired by Landlord at Tenant's cost.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                                  APPENDIX A-1
                                  ------------


                             PARTIAL WAIVER OF LIEN

            WHEREAS, _______________________________________________, THE
UNDERSIGNED, has furnished materials or performed labor for the erection, repair, or alteration on behalf of [name Tenant] , who has leased certain space at 101 Hudson Street, Jersey City, New Jersey from 101 Hudson Leasing Associates, pursuant to a contract, dated as of ____________________ between _________________ and the undersigned, has agreed to release all liens which the undersigned has or might have on the said land and building by reason of the premises to the extent of all payments received to the date of this Partial Waiver of Lien, which payments total _________________.

            NOW THESE PRESENTS WITNESS, that the undersigned, for and in consideration of the premises and of One Dollar to the undersigned is paid, the receipt thereof is hereby acknowledged, have remised, released and forever quit-claimed unto [Tenant] , 101 Hudson Street Associates, 101 Hudson Street Urban Renewal Associates and 101 Hudson Leasing Associates and to their heirs and assigns, any and all manner of liens, claims and demands whatsoever which the undersigned, now has or could or might have on or against the said building and land by reason of the premises to the extent of all payments received to the date of this Partial Waiver of Lien, which payments total __________, so that [Tenant] , 101 Hudson Street Associates, 101 Hudson Street Urban Renewal Associates and 101 Hudson Leasing Associates and to their heirs and assigns, shall and may have, hold and enjoy the same, freed and discharged from all liens, claims and demands whatsoever which the undersigned now have or might or could have one or against the same, if these present had not been made to the extent of all payments received to the date of this Partial Waiver of Lien, which payments total __________.

            IN WITNESS WHEREOF, the undersigned have hereunto set our hands and seals this ____ day of ______________, A.D. Nineteen Hundred ______________.

Signed, sealed and delivered in the
presence of

____________________________________      By:_______________________
                                                Its:______________________

101 HUDSON STREET                                      TENANT CRITERIA MANUAL

                                  APPENDIX A-2
                                  ------------


                              FINAL WAIVER OF LIEN

            WHEREAS, ________________________________________________ THE
UNDERSIGNED, has furnished materials or performed labor for the erection, repair, or alteration on behalf of [name Tenant] , who has leased certain space at 101 Hudson Street, Jersey City, New Jersey, pursuant to a contract, dated as of ____________________, between ___________________ and the undersigned, has agreed to release any and all liens which the undersigned has or might have on the said land and building by reason of the premises.

            NOW THESE PRESENTS WITNESS, that the undersigned, for and in consideration of the premises and of One Dollar to the undersigned is paid, the receipt thereof is hereby acknowledged, have remised, released and forever quit-claimed unto [Tenant] , 101 Hudson Street Associates, 101 Hudson Urban Renewal Associates and 101 Hudson Leasing Associates and to their heirs and assigns, any and all manner of liens, claims and demands whatsoever which the undersigned, now has or could or might have on or against [Tenant] , 101 Hudson Street Associates, 101 Hudson Street Urban Renewal Associates and 101 Hudson Leasing Associates and their heirs and assigns, shall and may have, hold and enjoy the same, freed and discharged from all liens, claims and demands whatsoever which the undersigned now have or might or could have on or against the same, if these presents had not been made.

            IN WITNESS WHEREOF, the undersigned have hereunto set our hands and seals this ____ day of ______________ Nineteen Hundred _____________.


By:______________________________________

Company:_________________________________

Title:___________________________________


Signed, sealed and delivered

____________________________  ___________________________
in the presence of                  Notary Seal

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


                                   APPENDIX B
                                   ----------


                      RULES AND REGULATIONS GOVERNING WORK
                                    PERFORMED
                              AT 101 HUDSON STREET

101 Hudson Leasing Associates hereby sets forth the following rules and regulations governing the Work to be done by the Tenant's general contractor, its employees and any and all subcontractors employed by the general contractor, and the Tenant shall cause general contractor to comply with these rules and regulations and any changes thereto which may reasonably be made by the Landlord. Tenant shall cause general contractor to see to it that any and all subcontractors employed by the general contractor comply with the same.

1.    Permits
      -------

      Permits and licenses necessary for the execution of the work shall be secured and paid for by Tenant. The Building Permit shall be properly posted at the job site, with a copy furnished to the Project Manager before construction commences.

2.    Work Area
      ---------

      Before commencing any work, the Tenant shall have its general contractor erect construction barriers, acceptable to Landlord, between the area where Tenant's Work is being conducted (the "Work Area") and any public areas in the Building and will keep the Work Area closed from public view until completion and occupancy by Tenant. The general contractor shall perform all construction activities and all storage of material inside the Work Area.

3.    Keys and Locks
      --------------

      Tenant shall have its general contractor shall provide the Project Manager with keys to all locks installed on or in the Work Area. Project Manager will be provided access to the Work Area at all times.

4.    Common Areas
      ------------

      Tenant shall have its general contractor carefully protect all walls, carpets, ceiling tiles, floors, furniture and fixtures in the Building's Common Areas (corridors, lobbies, restrooms, service dock elevator lobbies and service elevator lobbies) or areas open to the public in relation to the movement of material and work forces to the Work Area and the Tenant shall pay for repairs or replacement of all damaged property therein (whether caused by its general contractor or its agents or subcontractors) upon demand by the Landlord. The general contractor will not perform any construction activities or store any materials in any Common Areas or public areas. Alterations to multi-tenant corridors


                                   B-App B-1

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


      (e.g., door cut-in) shall either be complete within the first week of construction or a visual barrier (approved by the Project Manager) shall be erected at Tenant's expense.

5.    Elevators
      ---------

      All construction materials, tools and trash are to be transferred to and from the Work Area via the freight elevator or service corridors except for construction on the ground floor where all transfers are to be done via the exterior entrances of the Premises. At no time shall the Tenant, its general contractor or its subcontractors or suppliers use the passenger elevators to move construction personnel, materials, equipment, tools or trash to and from the Work Area without the express prior consent of Project Manager. Furthermore, the use of the freight elevator shall be scheduled by the general contractor with Project Manager. Any work or hauling of materials or trash on occupied floors shall be conducted so as to leave unobstructed at all times the public corridors, freight elevator vestibule or passenger elevator lobby. Tenant will be responsible for the cost of a operating engineer or elevator operator during the construction period. Because the freight elevator is the principal means of providing hoisting for services as well as construction activities, the Tenant shall instruct its general contractor to cooperate in resolving any conflicts which may arise from time to time when the general contractor is required to share the freight elevator with the Building's cleaning crew, other tenants, etc. At no time may the Tenant, its general contractor or its subcontractors block the freight elevator door open. In the event that any damage occurs to the freight elevator or freight elevator lobbies, the Tenant will bear the total cost of repairs.

6.    Water and Electricity During Construction
      -----------------------------------------

      Sources of water and electricity (in reasonable quantities for lighting, portable power tools, drinking water, water for testing and other such common uses during construction) will be made available to the Tenant by the Landlord at a cost to the Tenant of $1.00/RSF per year prorated for the time period of construction which shall commence at the beginning of construction and end with connection of permanent service. The general contractor shall make all connections or furnish any necessary extensions to or from such sources, and shall be responsible for promptly removing same upon completion of the Premises.

7.    Sanitary Facilities
      -------------------

      During construction of Tenant's Work, sanitary facilities will be furnished to Tenant and its general contractor by the Project Manager. The Tenant and its general contractor shall use only those facilities specifically provided or designated by the Landlord. Charges associated with a facility, clean-up or damage of any kind shall be the responsibility of the Tenant. Under no circumstances will restroom facilities be used by workmen to clean construction materials or tools.

8.    Dusty Work
      ----------

      Tenant shall notify the Project Manager prior to commencement of extremely dusty work (sheetrock cutting, sanding, extensive brooming, etc.)so that prior arrangements can be

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


      made for additional filtering capacity on the affected HVAC equipment. Failure to make such notification will result in the Tenant being responsible for any costs to return the equipment to proper condition. If work is being performed for a particular tenant, that tenant shall pay for the additional construction filter.

9.    Work Approval
      -------------

      All drawings, change orders, subcontractors and materials must be approved by the Project Manager prior to the start of construction and the Tenant will maintain a clean set of drawings in the Work Area at all times.

10.   Disposition of Materials
      ------------------------

      Any and all trash removed and not reused in the construction, shall be disposed of by Tenant as waste or unwanted material to a construction dumpster located in the Loading Dock. The dumpster shall be provided by Tenant at its cost. The building compactor is not to be used by any of the Tenant's contractors. Violations will result in a charge to the Tenant.

11.   Clean Up
      --------

      Tenant shall instruct its general contractor that on a daily basis to keep the Work Area and other related areas in the Building from accumulations of waste material, debris, dirt, dust or rubbish caused or incidental to Tenant's Work. Upon completion of the Tenant's Work, the general contractor shall promptly remove from the Work Area, the Building and the site, all tools, scaffolding, surplus materials, trash and debris, and shall leave the site the Building and Work Area clean. Any debris, rubbish, materials or equipment left outside the Work Area shall be disposed of by the Landlord. The cost of such disposal shall be the responsibility of Tenant.

12.   Working Hours
      -------------

      The Business Hours are Monday through Friday 8:00 a.m. to 6:00 p.m. except Saturday, Sunday and Holidays. There are certain operations that must be performed outside of Business Hours to prevent the interruption of other Tenant's normal business operations.

      These are:

               a.    Drilling or cutting of the concrete floor-slab.

               b. Drilling or cutting of any concrete or metal structural member.

               c. Any work where machine noise or vibration may disrupt normal office procedures.

               d. Electrical connections require a shut off of service to other tenants.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


      All work performed outside Business Hours must be scheduled and approved by the Project Manager and Building Manager and all cost associated with this work will be borne by Tenant including costs incurred by Landlord for Project Manager, Building engineer and security personnel.

13.   Workman Conduct
      ---------------

      No loud or abusive language or actions or the playing of music which can be heard outside the Work Area will be tolerated. Clothing worn by workers must be free of offensive symbols or slogans. It will be the responsibility of the Tenant and its general contractor to enforce this regulation on a day-to-day basis and/or in response to specific complaints from Building Manager. Landlord or Building Manager may cause the job to be shutdown if any complaints are received by Landlord or Building Manager and are not promptly corrected by Tenant.

14.   Workmen Entrance/Deliveries
      ---------------------------

      All workmen will enter the Building at the Loading Dock and sign in with Building security to receive a pass to work on certain floors. The Tenant and its general contractor will provide the Project Manager, before beginning any construction work, with a list of subcontractors and foremen names for the Project. All deliveries of materials must be made to the service Loading Dock located on York Street. Delivery vehicles have a 30 minute parking limit. All delivery personnel must check in with the Dock Master prior to using any berth in the dock. Those who abuse this privilege are subject to being towed away at Tenant's or the vehicle owner's expense. Any major non-Business Hour deliveries of supplies or materials must be approved and scheduled in writing with the Project Manager not less than three (3) days prior to such delivery. Any cost arising out of failure to approve and schedule through the Project Manager will be billed to the Tenant.

15.   Base Building Electrical Panel Changes
      --------------------------------------

      All additional electrical circuits added to existing electrical panels or any new circuits added to new electrical panels will be appropriately marked as to the area and/or equipment serviced by the circuit(s) in question as provided for in specifications. All electrical panels which have covers removed for any reason (e.g. so as to allow the addition of new circuits) or any new electrical panels which are installed shall be left at the end of each day with all panel covers properly in place and all panel doors securely closed. Under no circumstances will power serving other tenants' premises or other areas of the Building be shut off without the specific advance written notice and approval of the Project Manager.

16.   Special Elevator Services
      -------------------------

      Any work or repair which necessitates or involves the following must be scheduled in advance with the Project Manager.

               a.    Access to the top of an elevator cab.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


               b.    Utilization of an elevator cab to perform special services.

               c.    Work on or in any elevator cab servicing the Building.

      A five (5) day notice regarding such proposed activities should be given so as to allow the Project Manager to arrange with the Building's elevator installer or service contractor to provide personnel to perform or supervise such activities.

      Under no circumstances should the Tenant or its general contractor permit their personnel to utilize the elevator facilities for any purpose other than the approved transport of materials and/or personnel. Tenant will be responsible for any extra costs incurred by the Landlord including Project Manager, security, Building engineer, union trades, etc. resulting from or in connection with such use of the Building's elevators by Tenant or its general contractor or its subcontractors.

17.   Welding/Cutting Torch Use
      -------------------------

      No welding/cutting torch or arc welding equipment is to be used in the Building without prior approval of Project Manager. If such approval is granted by Building Management, the general contractor must have a fire extinguisher present in the Work Area at all times when the equipment is being used. Additionally, the Tenant and its general contractor may be required to perform all such work during non-Business Hours because of the fumes which may be associated with such welding. Tenant and its general contractor shall take efforts to protect life safety system from activating, and if a false alarm is signaled, Tenant will be charged $1,000 for each incident.

18.   Use of Varnishes/Lacquer and Solvent Based
      Coatings in the Building
      ------------------------------------------

      No use of varnishes, lacquers, solvent based coatings or glue are to be used in the Building without the prior approval of the Project Manager. This type of work should be done off-site. Anyone found using these compounds in or around the Building without the approval of the Project Manager will be required to cease such work and Tenant shall pay all costs required to ventilate the floor or floors.

19.   Paint and Combustibles
      ----------------------

      All paint and other flammable materials will be stored in approved sealed containers. A fire extinguisher will be placed in the area where flammable materials are used or stored. "No Smoking" signs will be posted near electrical, and strictly adhered to. All rags will be stored in approved containers which prevent combustion.

20.   Draining and Filling of Sprinkler Lines
      ---------------------------------------

      Any work which will involve the draining of a sprinkler line or otherwise affect the Building's sprinkler system must be approved in advance by Project Manager and Building Management. In all instances where this is done, the system may not be left

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


      inoperable overnight. Draining and filling of the systems is only allowed during the hours of 8:00 a.m. - 11:30 a.m. and 1:30 p.m. - 4:00 p.m.

      De-energizing of the system related to drainage of the sprinkler lines will be done in the presence of Building Management personnel in conjunction with Tenant's sprinkler subcontractor.

21.   Fire Alarm System
      -----------------

      When Tenant's Work interferes with the fire alarm system wiring, connections to this system must be performed by or under the direct supervision of the Building engineers or its designated representatives. The Tenant or its general contractor must contact the Project Manager prior approval to commencing such activity. If system is activated and false alarm is signaled, Tenant will be charged $1000 for each event.

22.   Light Bulb and Ballasts
      -----------------------

      The Tenant is responsible for ensuring that all light fixtures in the Work Area are working properly and are fully lit upon job completion. This includes replacement of tubes and ballasts as required in light fixtures that are replaced, added or repositioned.

23.   Governing Body
      --------------

      The Tenant is responsible for complying with all Federal, State and Local Building Codes and Laws which are in effect.

24.   Asbestos-Containing Materials
      -----------------------------

      No asbestos-containing materials shall be allowed to be installed in any areas of the Building. Tenant and its general contractor shall verify that no material used in the work performed under its contract contains asbestos fibers. An MSDS sheet must be submitted for all products used.

25.   Posting of Rules and Regulations
      --------------------------------

      A copy of these rules and regulations, acknowledged and accepted by the Tenant and general contractor, must be posted at the Premises in a location clearly visible to all workers. It is the Tenant and its general contractor's responsibility to instruct his employees and all subcontractors to familiarize themselves with these rules and to enforce compliance with these rules at all times.

26.   Smoking on Floors
      -----------------

      No smoking will be allowed in the Common Areas of the Building or in any occupied tenant space.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


27.   Non-Compliance
      --------------

      Non-compliance with these regulations will result in the possible barring of the Tenant's general contractor from current or future activities in the Building. Any costs incurred by Landlord in cleaning the Building or Work Area or repairing damage resulting from the General Contractor's activities (including the activities of any of the General Contractor's employees or subcontractors) will be the responsibility of Tenant.

28.   Trades
      ------

      All work performed in the building will be done by union forces following all the applicable union agreements in force for the area that the building is located in.

29.   Costs
      -----

      All costs or expenses chargeable to Tenant pursuant to these Rules and Regulations shall be deemed to be Additional Rent and payable within ten
      (10) days of Tenant's receipt of invoice therefore.

30.   Delegation
      ----------

      Tenant may, as between Tenant and its general contractor, delegate its responsibilities under these Rules and Regulations to its general contractor. Notwithstanding such delegations, Tenant shall be responsible and liable to Landlord for the proper performance and enforcement of the Rules and Regulations.

101 HUDSON STREET                                      TENANT CRITERIA MANUAL


These rules do not release the Tenant or its General Contractor from complying with all federal, state and local code and laws and or any provisions in the Lease.

ACKNOWLEDGED                 AND               ACCEPTED              BY:
(Must be an officer of the company)


 -----------------------------------   ----------------------------------------
 General Contractor                    Tenant

 ------------------------------------  ----------------------------------------
 Person/Title                          Person/Title

 -----------------------------------   ----------------------------------------
 Date                                  Date

 ------------------------------------  ----------------------------------------
 Witness                               Witness

101 HUDSON STREET                                      TENANT CRITERIA MANUAL



                                   APPENDIX D


                    REQUIRED PRODUCT FOR USE IN THE BUILDING

1.    ELECTRICAL SYSTEMS
      ------------------

      a. Speaker/Strobes: Faraday 2600 speaker , accessories, ceiling mount-white.

      b.   Alarm Pull Station: Edwards No. 270A-SPO

      c. Smoke Detector: Edwards No. 6250B Ionization - Type 24 Volt D.C. White in color

      d. Heat Detectors: Edwards No. 280B Series Rate-of-Rise and fixed temperature, single pole normally open contact -white in color

2.    SPRINKLER SYSTEM
      ----------------

3.    HVAC SYSTEM
      -----------

      a.   Variable Air Volume Box: Tempmaster Type "V".

      b.   Thermostats: Honeywell TP 970 Series
           Pneumatic with Blank Cover Face

4.    HARDWARE
      --------

      a.   Latchsets: Yale Lever Trim Designs - Augusta AU5401
           ASA US 26D, Satin Chrome Finish

      b.   Locksets: Yale Lever Trim Design
           Augusta AU 5405 X ASA US26D

      c.   Hinges: Stanley FBB 179 4.5 X 4.5 USP

      d.   Floor Stops: FVS Floor Stops 436 - US 260

      e. Door Closer: LCN Smoothee with single lever arm, roller and track 4113T ASA US 26D

                                    Exhibit C
                                    ---------

                              Rules and Regulations


1. Access to Building: On Saturdays, Sundays and Holidays and any other days between the hours of 6:00 P.M. and 7:00 A.M. access to the Building or the halls, corridors, elevators and stairways in the Building may be restricted and access shall be gained only by exhibiting an appropriate security pass or by otherwise complying with the established Building security regulations. Landlord may from time to time establish in accordance with the terms of the lease security controls and regulations for the purpose of regulating or restricting access to washrooms by key, key combination or other security device. Tenant shall abide by all such security controls and regulations so established in accordance with the terms of the lease. Notwithstanding anything herein to the contrary, Tenant shall have access to the premises seven (7) days a week, twenty-four (24) hours a day (except as prohibited by casualty, emergency or governmental order).

2. Large Articles: Furniture, freight and other large or heavy articles may be brought into the Building only at times and in the manner (including use of freight elevators and the loading area) designated by Landlord and always at Tenant's sole responsibility. Subject to the provisions of Article 12 of the Lease, all damage done to the Building by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant. All furniture, equipment, cartons and similar articles desired to be removed from the Premises or the Building shall either be listed in writing by Tenant with Landlord and a removal permit therefor shall first be obtained from Landlord or shall be described in a removal pass prepared by Tenant and collected by Landlord prior to such removal.

3. Signs: Subject to Article entitled "Repairs" of the Lease, Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the interior of the Building outside of the Premises, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior written consent of Landlord, and then only such name or names or content and in such color, size, style, character, material and manner of affixing as may be first approved by Landlord in writing. Landlord reserves the right to remove at Tenant's expense all sign matter not consented to or approved by Landlord.

4. Advertising/Name: Tenant shall not in its use of the name of the Building (if named for Tenant) indicate or represent that it owns the Building or the Land. Landlord reserves the following rights; except as may be otherwise set forth in the Lease: (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose; (b) the right to change the name of the Building at any time and from time to time, without incurring any liability to Tenant for so doing; (c) the right to install and maintain a sign or signs on the exterior of the Building and/or anywhere in the Building; (d) the exclusive right to use or dispose of the use of all or any part of the roof of the Building; and (e) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

5. Hazardous Materials: Except for materials contained within emergency power generators installed and maintained by Tenant in compliance with all Legal Requirements and Insurance Requirements, Tenant shall not sue or permit to be brought into the Premises or the Building any flammable oils for fluids (except minimal amounts thereof required for the maintenance of office machines to be used and stored subject to Landlord's reasonable requirements and requirements of governmental agencies), or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall invalidate or increase the rate of insurance on the Building, its appurtenances, contents or operation.

6. Defacing and Altering Premises and Overloading: Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the outside of the exterior walls of the Premises of the Building. Blinds, shades, awnings or other forms of outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises. No blinds, shades, draperies or other forms of inside window covering other than those provided by Landlord may be installed in the Premises (Landlord at its expense shall provide Building Standard blinds to the Premises). Tenant shall not overload any floor or part thereof in the Premises in excess of the live load therefor, any facility in the Building or any public corridors or elevators therein while bringing in or removing any large or heavy articles. Subject to the provisions of Article entitled "Tenant's Equipment" of the Lease, Landlord may direct and control the location of safes and all other heavy articles and, if considered necessary by Landlord, require supplementary supports at the expense of Tenant of such material and dimensions as Landlord may deem necessary to property distribute the weight.

7. Obstruction of Public Areas: Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally or required by Landlord to be taken in or out through service doors or in or on freight elevators; and Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything, in, or obstruct in any way, any sidewalk, court, passageway, entrance, exit, loading or shipping area or hall, corridor, elevator or stairway. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, loading or shipping areas, elevators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety or security of the Building or its occupants. No Tenant and no employee, agent, licensee, invitee or contractor of Tenant shall enter into areas reserved for the exclusive use of the Landlord or its agents, employees, licensees or invitees.

8. Keys and Additional Locks: Tenant at Tenant's expense shall prepare and provide all keys or security access cards to the Premises and shall provide Landlord with duplicate keys and security access cards to permit Landlord access to the Premises (subject to Tenant's right to secured areas as provided in the Lease).

9. Communication or Utility Conditions: If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed outside the Premises or if Tenant desires to connect such items into Building systems, or if the installation or changing of the same shall require a substantial amount of electrical current beyond the Electrical Capacity for the Premises, Tenant shall not install or change the same without the prior written approval of Landlord, and then only under the direction of Landlord and at Tenant's expense. Subject to the provisions of Article 18 above, Tenant shall not install in the Premises any equipment which requires a substantial amount of electrical current beyond the Electrical Capacity for the Premises, including without limitation computer or data processing equipment, without the advance written consent of the Landlord, and, Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises, and, shall not in any event connect a greater load than such safe capacity.

10. Management Office: Service requirements of Tenant will be attended to only upon application at the management office for the Building. Employees of Landlord, its beneficiaries or the managing agent of the Building shall not perform any work or do anything outside of their duties unless under special instructions from Landlord.

11. Outside Services: For security purposes, Tenant shall identify to Landlord persons providing ice, drinking water, towel or other similar services to Tenant.

12. Toilet Rooms: The toilet rooms, urinals, wash bowls and the other bathroom apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown in them.

13. Intoxication: Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or other drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

14. Vending Machines: No vending machines of any description shall be installed, maintained or operated in the Premises or the Building without the prior written consent of Landlord, other than vending machines for the sole use of Tenant's personnel and invitees.

15. Nuisances and Certain Other Prohibited Uses: Tenant shall not (i) conduct itself or permit its employees, agents, licensees, invitees or contractors to conduct themselves in a manner inconsistent with the comfort or conveniences of other Tenants or the Class A character of the Building; (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air-conditioning apparatus or space heater in or about the Premises; (iii) carry on any business in or about the Premises or the Building or sell any article, thing or service except those ordinarily embraced with the Permitted Use of the Premises specified in the

Fundamental Lease Provisions; (iv) use the Premises for housing, lodging or sleeping purposes; (v) place any radio or television antennae on the roof or on or in any part of the inside or outside of the building other than the inside of the Premises; (vi) operate or permit to be operated any radio, television, record player, stereo, tape player, musical instrument or other sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (vii) use any illumination or power for the operating of any equipment or device other than electricity; (viii) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere;
(ix) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind or deaf person) or other animal or bird; (x) make or permit any objectionable noise or odor to emanate from the Premises (ordinary odors arising from the Permitted Use shall not be considered objectionable); (xi) disturb, solicit or canvas any occupant of the Building;
(xii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building; or
(xiii) throw or drop or permit to be thrown or dropped any article from any terrace, window or other opening in the Building.

16. Room-to-Room Canvass: Tenant shall not make any room-to-room canvass to solicit business from other Tenants or occupants of the Building or for any other purpose and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the permitted use of the Premises specified in the Fundamental Lease Provisions.

17. Waste: Tenant shall not waste or permit the waste of electricity, water, heat or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Building heating and air-conditioning, and shall not allow the adjustment (except by Landlord's authorized building personnel) of any electricity, water, heat or air-conditioning controls, other than those specifically designated to be controlled by a Tenant. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's prior written consent. Tenant shall lower and adjust any venetian blinds, shades or draperies on the windows in the Premises if such lowering and adjustment reduces the sunlight and additional heat load created thereby in the Premises.

18. No Smoking: No smoking will be allowed in the Building or in the common and/or public areas of the Building and Tenant will be subject to any applicable smoking ordinance(s) passed from time to time by any governmental agency having proper jurisdiction over the Building.

      Notwithstanding anything herein to the contrary, the foregoing rules and regulations shall not be in effect to the extent they are inconsistent with or modify the terms of the Lease; it being understood and agreed that, in the event of any inconsistency between these Rules and Regulations and the Lease, the terms of the Lease shall control. Landlord shall not be liable to Tenant or any party claiming through Tenant for any nonobservance, breach or violation of these Rules and Regulations by any other Tenant or occupant of the Building.

                                    Exhibit D
                                    ---------

                             Intentionally omitted.

                                    Exhibit E
                                    ---------

                             Intentionally omitted.

                                    Exhibit F
                                    ---------

                              Intentionally omitted

                                    Exhibit G
                                    ---------

           Cleaning Specifications for Exterior and Ground Floor Lobby



                     PUBLIC RESTROOM SERVICE SPECIFICATIONS
                     --------------------------------------


DAILY SERVICES

A. Restock restrooms with supplies from janitorial contractor's stock, including paper towel and toilet tissue, as required.

B. Restock sanitary napkin and tampon dispensers from janitorial contractor's stock, as required. Supplies for and proceeds from this service are the sole responsibility of the janitorial contractor. Maintenance and repair of the machines hall be the janitorial contractor's responsibility. Hand soap to be supplied by janitorial contractor.

C. Nightly wash and sanitize toilets, toilet seats, urinals and sinks with non-scratch disinfectant cleaner.

D.    Nightly remove stains, descale toilets, urinals and sinks, as required.

E.    Nightly mop restroom floors with disinfectant germicidal solution.

F. Nightly empty and sanitize waste and sanitary napkin and tampon receptacles.

G.    Nightly remove restroom trash to designated areas.

H.    Nightly wash and polish mirrors.

I. Nightly spot clean fingerprints, marks and graffiti from walls, partitions, glass, aluminum and light switches.

J. Nightly check for light fixtures burnt out or not working properly and report them to supervisor. Plumbing problems should also be reported. Janitorial supervisor to leave a list at Building Office on a daily basis.


WEEKLY SERVICES

K. Dust low reach and higher each areas, including, but not limited to, structural ledges, mirror tops, partition tops and edges, air-conditioning diffusers and return air grilles.

MONTHLY SERVICES

L. Thoroughly clean ceramic tile floors and reseal, if requested by Landlord, using approved agents.




                   EXTERIOR AND GROUNDS SERVICE SPECIFICATIONS
                   -------------------------------------------


DAILY SERVICES

M. In parking areas and garage, spot sweep accumulations of dirt, papers and leaves.

N.    Spot clean exterior glass at building entrances.

O. Lift nap on entry-walk-off mats as necessary with a heavy bristle brush and vacuum.

P.    Sweep sidewalks, remove gum and foreign matter.

Q.    Clean the dumpster area and loading dock.


THREE TIMES YEARLY SERVICES

R.    Clean all exterior windows.


                             LOBBY AND PUBLIC AREAS


DAILY SERVICES

S.    Sweep, damp mop or vacuum floors.

T.    Dust walls and railings.

U.    Wipe metal or hard surfaces.

V.    Buff hard surface floors.

W.    Sweep stairways.

X.    Polish brightwork.

Y.    Clean public telephones.

Z.    Remove litter from plants and planters.

AA.   Spot clean carpet in lobby, halls and elevators.

BB.   Remove gum and other foreign matter.

CC.   Clean and polish elevator saddles, doors and frames.

DD.   Remove graffiti and marks from elevators.


WEEKLY SERVICES

EE. Dust or vacuum high and low areas, air vents, diffusers, light fixtures and walls.


QUARTERLY SERVICES

FF.   Refinish hard surface floors.

GG.   Shampoo carpeted floors.


                               HOUSEKEEPING AREAS
                               ------------------


DAILY SERVICES

HH. Sinks, toilets, stockrooms, closets, electric closets, telephone closets, mechanical spaces and the building manager's office are to be kept neat and clean.

                                    Exhibit H
                                    ---------

                    Cleaning Specifications for the Premises
                             and Floor Common Areas


5.    TOILET AREAS
      ------------

NIGHTLY SERVICES
----------------

A. Nightly restock restrooms with supplies from Contractor's stock, including paper towel and toilet tissue, as required.

B. Nightly restock sanitary napkin and tampon dispensers from Contractor's stock, as required. Supplies for and proceeds from this service are the sole responsibility of the Janitorial Contractor. Maintenance and repair of the machines shall be the Janitorial Contractor's responsibility. Hand soap to be supplied by Contractor.

C. Nightly wash and sanitize toilets, toilet seats, urinals and sinks with non-scratch disinfectant cleaner.

D.    Nightly remove stains, descale toilets, urinals and sinks, as required.

E.    Nightly mop restroom floors with disinfectant germicidal solution.

F. Nightly empty and sanitize waste and sanitary napkin and tampon receptacles.

G.    Nightly remove restroom trash to designated areas.

H.    Nightly wash and polish mirrors.

I. Nightly spot clean fingerprints, marks and graffiti from walls, partitions, glass, aluminum and light switches.

J. Nightly check for light fixtures burnt out or not working properly and report them to supervisor. Plumbing problems should also be reported. Janitorial Supervisor to leave a list at Building Office on a daily basis.


WEEKLY SERVICES
---------------

K. Dust low reach and high reach areas, including, but not limited to, structural ledges, mirror tops, partition tops and edges, air conditioning diffusers and return air grilles.

MONTHLY SERVICES
----------------

L. Thoroughly clean ceramic tile floors and reseal, if necessary, using approved agents.

6.    TENANT AREAS
      ------------

NIGHTLY SERVICE
---------------

A.    Carpet sweep all carpets.

B. Dust all desks and office furniture with treated dust cloths. (Paper and folders on desk are not to be moved).

C.    Empty and clean ashtrays.

D. Empty all waste paper baskets and wipe clean as needed, replace plastic liners as needed.

E.    Remove all trash from floors to specified areas.

F. Remove finger prints, dirt smudges, from all doors, frames, glass partitions, windows, light switches and walls.

G.    Return chairs and waste baskets to prior positions.

H.    Mop wood and hard flooring with treated dust mop.

I.    Wipe clean smudges from bright work.


WEEKLY SERVICES
---------------

A. Dust all low reach areas including, but not limited to chair rungs, furniture edges, and partition tops.

B.    Dust all moldings.

C.    Edge all carpeted areas.

D.    Vacuum all carpet areas.


MONTHLY SERVICES
----------------

A.    Wipe clean and polish all bright work.

B.    Hand dust stairway handrails and step risers.

QUARTERLY SERVICES
------------------

A. Dust all high reach areas including, but not limited to top of door frames, air conditioning diffusers, return air grilles, picture frames, and similar wall hangings.


SEMI ANNUALLY
-------------

A.    Hand dust venetian blinds.

7.    TENANT ELEVATOR LOBBIES
      -----------------------

NIGHTLY SERVICES
----------------

A. Remove finger prints from all elevator door jams, elevator interiors and entrance glass door.

B.    Clean, sanitize and polish drinking fountains.

C.    Clean and remove debris from all entrance metal door saddles.

D.    Empty and clean all ash urns, replace sand when necessary.

E.    Carpet sweep carpets.

F.    Sweep and mop freight elevator lobbies.


WEEKLY SERVICE
--------------

A.    Edge all carpeted areas.

B.    Vacuum all carpet areas.

C.    Dust all molding.


QUARTERLY SERVICE
-----------------

A. Dust all high areas including door frames, air conditioning diffusers, return air grilles, wall fixtures, etc.

                                TABLE OF CONTENTS


1.    DEFINITIONS AND BASIC PROVISIONS.......................................4

2.    LANDLORD'S AUTHORITY; PREMISES;  TERM; EARLY TERMINATION..............11

3.    RENTABLE AREA OF THE PREMISES.........................................12

4.    BASE RENT.............................................................12

5.    ADDITIONAL RENT - OPERATING EXPENSES..................................13

6.    LATE CHARGE...........................................................23

7.    COMPLETION OF THE PREMISES............................................23

8.    LANDLORD'S OBLIGATIONS - UTILITIES AND SERVICES.......................26

9.    USE...................................................................31

10.   COMPLIANCE WITH LAWS..................................................32

11.   REPAIRS...............................................................33

12.   ALTERATIONS BY TENANT.................................................35

13.   INSPECTIONS...........................................................38

14.   SIGNS.................................................................38

15.   BUILDING DIRECTORY....................................................39

16.   PARKING...............................................................39

17.   INSURANCE; WAIVER OF SUBROGATION......................................39

18.   TENANT'S EQUIPMENT....................................................41

19.   NON-LIABILITY AND INDEMNIFICATION.....................................42

20.   ASSIGNMENT AND SUBLETTING.............................................44

21.   SUBORDINATION AND ATTORNMENT..........................................49

22.   ACCESS; CHANGE IN FACILITIES..........................................51

23.   RULES AND REGULATIONS.................................................53

24.   DAMAGE OR DESTRUCTION.................................................53

25.   EMINENT DOMAIN........................................................56

26.   CONDITIONS OF LIMITATION..............................................58

27.   REMEDIES..............................................................59

28.   SURRENDER OF PREMISES.................................................62

29.   BROKERAGE.............................................................63

30.   TENANT ESTOPPEL CERTIFICATES..........................................63

31.   LANDLORD ESTOPPEL CERTIFICATES........................................64

32.   NOTICES...............................................................64

33.   JOINT AND SEVERAL LIABILITY...........................................64

34.   PERSONAL LIABILITY....................................................65

35.   ENVIRONMENTAL MATTERS.................................................65

36.   ARBITRATION...........................................................68

37.   NO RECORDING..........................................................69

38.   SMOKING POLICY........................................................69

39.   PROHIBITED PERSONS....................................................70

40.   SECURITY DEPOSIT......................................................70

41.   MISCELLANEOUS.........................................................71

42.   RIGHT OF FIRST OFFER..................................................73

Index of Defined Terms
----------------------
AAA..........................................................................4
Additional Rent..............................................................4
Additional Rent Commencement Date............................................4
Alterations..................................................................4
Applicable Laws..............................................................4
Approved Contractors.........................................................4
Bankruptcy Code..............................................................4
Base Operating Expenses......................................................5
Base Rent....................................................................5
Base Rent Commencement Date..................................................5
Base Taxes...................................................................5
Beneficial Occupancy Date....................................................5
Broker.......................................................................5
Building.....................................................................5
Building Lease...............................................................5
Business Hours...............................................................5
Calendar Year................................................................5
Change Order.................................................................5
Chilled Water................................................................5
Common Area..................................................................5
Common Areas.................................................................5
Construction Contribution....................................................6
DEP..........................................................................6
Electrical Capacity..........................................................6
Electrical Equipment.........................................................6
Event of Default.............................................................6
Expiration Date..............................................................6
Force Majeure................................................................7
Governmental Authorities.....................................................7
Hazardous Materials..........................................................7
Holidays.....................................................................7
HVAC.........................................................................7
Initial Term Expiration Date.................................................7
Insurance Requirements.......................................................7
Intentionally omitted........................................................4
ISRA.........................................................................7
Land.........................................................................7
Landlord.....................................................................7
Landlord's Approval Criteria.................................................7
Landlord's Restoration Work..................................................7
Landlord's Work..............................................................7
Lease Commencement Date......................................................7
Legal Requirements...........................................................8
Lehman Lease.................................................................8
Loading Dock.................................................................8

Management Fee...............................................................8
Master Landlord..............................................................8
Net Profits..................................................................8
Notice.......................................................................8
Operating Expenses...........................................................8
Operating Statement..........................................................8
Original or Initial Term.....................................................8
Parking Garage...............................................................8
Permitted Use................................................................8
Premises.....................................................................8
Prime Rate...................................................................8
Related Entity...............................................................8
Renewal Rental...............................................................8
Rent.........................................................................9
Rentable Area of the Premises................................................9
Security Deposit.............................................................9
Sublease.....................................................................9
Substantially Complete.......................................................9
Successor Landlord...........................................................9
Superior Landlord............................................................9
Superior Lease...............................................................9
Superior Mortgage............................................................9
Superior Mortgagee...........................................................9
Tax Statement...............................................................10
Taxes........................................................................9
Tenant......................................................................10
Tenant Criteria Manual......................................................10
Tenant's Corridor Signs.....................................................10
Tenant's Furnishings........................................................10
Tenant's Modifications......................................................10
Tenant's Plans..............................................................10
Tenant's Proportionate Share................................................10
Tenant's Work...............................................................11
Term........................................................................11
Utility Company.............................................................11
Year-End Statement..........................................................11

                                    EXHIBITS
                                    --------

EXHIBIT A         Legal Description of the Land

EXHIBIT A-1       Location Map of 37th Floor Premises

EXHIBIT A-2       Location Map of 25th Floor Premises

EXHIBIT B         Tenant Criteria Manual

EXHIBIT C         Rules and Regulations

EXHIBIT D         Intentionally omitted

EXHIBIT E         Intentionally omitted

EXHIBIT G         Cleaning Specifications for Exterior and Ground Floor Lobby

EXHIBIT H         Cleaning Specifications for the Premises and Floor